As filed with the Securities and Exchange Commission on May 2, 2005

Registration Nos. 333-89875

and 811-09657

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 9	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940

Amendment No. 6	☒

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(205) 325-4300

Name and Address of Agent for Service:	Copy to:
John H. Livingston, Esq.	Frederick R. Bellamy, Esq.
United Investors Life Insurance Company	Sutherland, Asbill & Brennan LLP
2001 Third Avenue South	1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233	Washington, DC 20004-2415

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b) of Rule 485

☐ On pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a) of Rule 485

☐ On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Flexible Premium Variable Life Insurance Policies

Prospectus

May 1, 2005

This prospectus describes the Titanium InvestorSM Variable Universal Life Insurance policy, a flexible premium variable life insurance policy (“policy”) issued by United Investors Life Insurance Company (“United Investors”). The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

You can allocate your policy’s values to:

•	Titanium Universal Life Variable Account (the “Variable Account”), which invests in the mutual fund portfolios listed below; or
•	the fixed account, which pays a guaranteed minimum fixed rate of interest.

A prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the policies and the portfolios:

•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TITANIUM INVESTORSM

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by

United Investors Life Insurance Company

through

Titanium Universal Life Variable Account

United Investors Life Insurance Company

Variable Products Division

Administrative Office

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

The policy offers 37 funding choices—one fixed account and 36 variable subaccounts which invest in the following mutual fund portfolios:

AIM Variable Insurance Funds

•	AIM V.I. Capital Appreciation Fund—Series I Shares
•	AIM V.I. Core Equity Fund—Series I Shares
•	AIM V.I. Core Stock Fund—Series I Shares
•	AIM V.I. Government Securities Fund—Series I Shares
•	AIM V.I. Growth Fund—Series I Shares
•	AIM V.I. International Growth Fund—Series I Shares
•	AIM V.I. Premier Equity Fund—Series I Shares
•	AIM V.I. Technology Fund—Series I Shares
•	AIM V.I. Utilities Fund—Series I Shares

The Alger American Fund

•	Alger American Balanced Portfolio—Class O Shares
•	Alger American Growth Portfolio—Class O Shares
•	Alger American Income & Growth Portfolio—Class O Shares
•	Alger American Leveraged AllCap Portfolio—Class O Shares
•	Alger American MidCap Growth Portfolio—Class O Shares
•	Alger American Small Capitalization Portfolio—Class O Shares

Dreyfus Variable Investment Fund

•	Dreyfus VIF-Appreciation Portfolio—Initial Shares
•	Dreyfus VIF-Money Market Portfolio
•	Dreyfus VIF-Quality Bond Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares

Evergreen Investments

•	Evergreen VA Balanced Fund
•	Evergreen VA International Equity Fund
•	Evergreen VA Special Values Fund

MFS® Variable Insurance TrustSM

•	MFS® Emerging Growth Series
•	MFS® High Income Series
•	MFS® Investors Trust Series
•	MFS® Research Series
•	MFS® Total Return Series

Scudder Investment VIT Funds

•	Scudder VIT Equity 500 Index Fund—Class A
•	Scudder VIT Small Cap Index Fund—Class A

Franklin Templeton Variable Insurance Products Trust

•	Franklin Real Estate Fund—Class 2
•	Franklin Zero Coupon Fund-2010—Class 2
•	Templeton Foreign Securities Fund—Class 2
•	Templeton Global Asset Allocation Fund—Class 2
•	Templeton Global Income Securities Fund—Class 2

Wells Fargo Variable Trust

•	Wells Fargo Advantage Discovery Fund (Variable Trust)
•	Wells Fargo Advantage Opportunity Fund (Variable Trust)

VARIABLE LIFE INSURANCE POLICIES:

ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

Privacy Policy of United Investors Life Insurance Company (inside front cover)

UI-215, Ed. 5-05

i

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is similar or comparable to an investment in a mutual fund.

ii

Policy Benefits/Risks Summary

The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the subaccounts, the amount of interest we credit to the fixed account, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing.

Policy Benefits

Death Benefits

We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy’s maturity date. We pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death.

•	Death Benefit Options A and B. You must select one of two death benefit options under the policy:

(a)	Option A: the greater of the policy’s base face amount or a multiple of its policy value; or

(b)	Option B: the greater of (1) the policy’s base face amount plus its policy value or (2) a multiple of its policy value.

The total death benefit equals the base death benefit above, plus any amounts provided by the adjustable term insurance rider and any other riders payable on the death of the insured.

Subject to certain limits, you may change the policy’s face amount and death benefit option. Changing the policy’s face amount or death benefit option may have tax consequences.

•	No-Lapse Guarantee. The policy’s no-lapse guarantee feature will keep the policy in force during the first three policy years even if there is insufficient net cash surrender value to pay the cost of insurance and other periodic charges. The no-lapse guarantee remains effective during the first three policy years so long as cumulative premiums paid on the policy, less gross withdrawals and any outstanding loan balance, equals or exceeds the cumulative no-lapse monthly premiums for the number of months the policy has been in force.

•	Optional Death Benefit Guarantee. An optional death benefit guarantee rider is available, which provides that the base face amount will remain in force if you pay a certain level of premiums. This rider allows you to choose one of two guarantee periods at the time of application:

•	to the later of the insured’s age 65 or 10 years, or
•	for the lifetime of the insured, or to the maturity date.

Each guarantee period requires the payment of higher premiums, and the guarantee does not apply to any rider benefits. As long as the guarantee is in force, we will deduct a monthly charge for the rider from your policy value. This optional benefit rider is not available in all states. (See “State Variations.”)

Cash Benefits

Your policy value is the sum of the amounts allocated to the variable subaccounts (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

•	Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy’s cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See “Tax Considerations.”)

•	Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

•	Withdrawal. You generally may make a withdrawal from the net cash surrender value at any time during the insured’s life, provided that the policy has sufficient net cash surrender value remaining. Withdrawals may have tax consequences. (See “Tax Considerations.”)

Transfers

Within certain limits, you (or your registered representative, if written authorization is on file) may transfer all or part of your policy value among the variable subaccounts and the fixed account. We may severely restrict transfers in the future or even revoke the transfer privilege for certain policyholders. (See “Transfers.”)

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan or withdrawal, surrender the policy, or we pay the maturity benefit. In addition, transfers of policy value are not taxable transactions.

Dollar-Cost Averaging

You may have automatic transfers of a predetermined amount made from the fixed account or the money market variable subaccount to other variable subaccounts. Certain minimums and other restrictions apply.

Automatic Asset Rebalancing

You may have automatic transfers occur at selected intervals that will reallocate your policy value according to your premium allocation percentage for new premiums. Certain minimums and other restrictions apply.

Free Look

For a limited time after the policy’s effective date, you may cancel the policy and receive a full refund of all premiums paid.

Supplemental Benefits

Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. (See “Supplemental Benefits and Riders.”) The benefits currently available under the policy are:

•	accelerated death benefit rider;

•	accidental death benefit rider;

•	additional insured term insurance rider;

•	adjustable term insurance rider;

•	change of person insured rider;

•	children’s term insurance rider;

•	disability waiver of monthly deductions rider;

•	disability waiver of specified premium rider; and

•	option to purchase additional insurance rider.

•	optional death benefit guarantee rider

Other supplemental benefits may also be available, however all benefits may not be available in all states.

Illustrations

Sample illustrations of hypothetical death benefits and policy values are in the Appendices to this Prospectus. You should receive your own personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)	understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b)	compare the policy to other life insurance policies.

The hypothetical illustrations also show that the cash surrender value may be low if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

If you invest your policy value in one or more variable subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable subaccounts (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

If you allocate net premiums to the fixed account, then we credit your policy account value (in the fixed account) with a declared rate of interest. You assume the risk that the fixed account declared rate of interest may not exceed the guaranteed minimum rate of 3.5% per year.

Risk of Termination

The policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule, if the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the no-lapse guarantee or an optional death benefit guarantee is not in effect. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, especially if the full amount of premiums is paid.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract under Federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach age 59½. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

See “Tax Considerations.” You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Withdrawal and Surrender Risks

If you surrender the policy before the beginning of the 15th policy year, we will deduct a surrender charge based on its base face amount at issue and the amount of premiums paid. We also deduct the surrender charge if you surrender the policy, especially before the beginning of the 15th year following an increase in its base face amount (based on the amount of the increase). It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Even if you do not surrender your policy, surrender charges may play a role in determining whether your policy will terminate without value, because surrender charges affect the net cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly terminate). See “Risk of Termination,” above.

A surrender may have tax consequences.

Loan Risks

A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the fixed account securing the loan.

•	Your policy value, by comparison to a policy under which no loan has been made, will be less if this fixed account net interest rate is less than the investment return of the applicable variable subaccounts (and greater if the fixed account net interest rate is higher than the investment return of the applicable variable subaccounts).

•	A policy loan increases the risk that the policy will terminate, since a loan decreases the net cash surrender value and could be a factor in whether the death benefit guarantee remains in effect.

•	Loans may be treated as taxable distributions and may be subject to a 10% penalty tax. (See “Tax Considerations”.)

•	If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the policy or your policy terminates because the loan balance exceeds the cash surrender value on any monthly processing date (and the no-lapse guarantee or an optional death benefit guarantee is not in effect), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Risk of Increase in Current Fees and Charges

Certain fees and charges currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force.

Risk of Frequent Trading

The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed or appropriate for market timers or other persons that use programmed, large, or frequent transfers. Frequent, large, programmed, or short-term transfers among the variable subaccounts or between the variable subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long term investors in a variable subaccount if transfers into the division are made at unit values that are below the true value or transfers out of the variable subaccount are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the portfolios’ prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables*

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the policy, make cash withdrawals from the policy, transfer policy account value among the subaccounts and the fixed account, or request policy illustrations. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge
Premium Expense Charges:
State and Local Tax Charge	Upon receipt of each premium payment	2.5% of each premium payment
Federal Tax Charge	Upon receipt of each premium payment	1.5% of each premium payment
Sales Charge	Upon receipt of each premium payment

4% of each premium payment, until premiums paid equal 10 times the target premium(1) (or the premiums paid allocated to an increase in the policy’s base face amount equal 10 target premiums for the increase), then zero

* Certain of the fees and charges in these tables have been rounded in accordance with regulations of the Securities and Exchange Commission. Accordingly, actual charges may be somewhat higher (or lower) than the figures in these tables.

(1) The “target premium” is not the planned premium that you intend to pay. The target premium is used only to calculate the sales charge part of the premium expense charge, and to calculate the sales surrender charge. A target premium is determined for the initial base face amount, and an additional target premium is determined for each increase in the base face amount, based on the insured’s age, sex, and risk class. The target premium may be more or less than the no-lapse monthly premium depending on any additional benefits that have been added to the policy. Your specific target premium will be specified on the policy data page of your policy.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge
Surrender Charges:
Administrative Surrender Charge	Upon surrender, lapse, or decrease in face amount during the policy years 1 through 14 (or the first 14 years after a base face amount increase)	$4.00 per $1,000 of base face amount(2) Upon a decrease in base face amount, we deduct a portion of this charge
Sales Surrender Charge	Upon surrender, lapse, or decrease in face amount during the policy years 1 through 2 (or the 2 years following an increase in policy’s base face amount)

•      26% of premium paid up to one target premium, plus

•      6% of premium paid above one target premium up to two target premiums, plus

•      5% of premium paid above two target premiums

Upon a decrease in base face amount, we deduct a portion of this charge

	Upon surrender, lapse, or decrease in face amount during the policy years 3 through 14 (or years 3 through 14 following an increase in policy’s base face amount)	• 46% of premium paid up to one target premium, plus • 44% of premium paid above one target up to two target premiums(3) Upon a decrease in base face amount, we deduct a portion of this charge
Withdrawal Fees:	Upon the 1st withdrawal in a policy year Upon each withdrawal after the 1st in a policy year	No Charge The lesser of $25 or 2% of the withdrawal amount

(2) The administrative surrender charge decreases each policy year until it reaches zero after the 14th policy year as shown below:

Policy Year:	1-9	10	11	12	13	14	15 & up
Charge per $1,000 of Base Face Amount:	$4.00	$3.33	$2.67	$2.00	$1.33	$0.67	$0.00

(3) The sales surrender charge is a percentage of actual premiums paid up to a maximum based on target premiums. The sales surrender charge decreases by one-sixth each policy year after the 9th policy year to 0% after the 14th policy year. The “target premium” is not the planned premium that you intend to pay. The target premium is used only to calculate the sales charge part of the premium expense charge, and to calculate the sales surrender charge. A target premium is determined for the initial base face amount, and an additional target premium is determined for each increase in the base face amount, based on the insured’s age, sex, and risk class. The target premium may be more or less than the no-lapse monthly premium depending on any additional benefits that have been added to the policy. Your specific target premium will be specified on the policy data page of your policy.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge
Transfer Fees:(4)	Upon the first 12 transfers in a policy year	No Charge
	Upon each transfer after 12 in a policy year	$25 per transfer
Policy Illustrations:	Upon the 1st illustration request in each policy year	No Charge
	Upon each illustration request after the 1st request in a policy year	$25 for each request
Accelerated Death Benefit Rider:	At the time the accelerated death benefit is paid	$150 plus expected future interest on accelerated benefit amount at a rate equal to lesser of 10% or the maximum adjustable policy loan interest rate(5)

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance:(6)
Minimum and Maximum(7) Charge	On policy’s effective date and on each monthly processing date	$0.06 - $83.33 per $1,000 of net amount at risk(8) per month	$0.02 - $24.10 per $1,000 of net amount at risk per month
Representative Insured: Issue Age 35, Male Standard Non-Tobacco, $235,000 face amount in the first policy year	On policy’s effective date and on each monthly processing date	$0.14 per $1,000 of net amount at risk per month	$0.14 per $1,000 of net amount at risk per month

(4) Dollar-Cost Averaging and Automatic Asset Rebalancing do not count as transfers.

(5) The current charge deducted is $100 plus expected future interest on accelerated benefit amount at 5.8% interest rate.

(6) Cost of insurance charges vary based on the insured’s age, sex, risk class, policy year, and base face amount. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our administrative office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured’s age and risk class, the death benefit option, base face amount, planned premiums, and riders requested.

(7) Some current cost of insurance rates are lower for face amounts greater than $250,000.

(8) The net amount at risk is equal to the amount by which the death benefit exceeds the policy value.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Administrative Charge:	On policy’s effective date and on each monthly processing date	$30.00 per month for the first policy year and $10.00 for renewal years	$6.00 per month for all policy years
Mortality and Expense Risk Charge:	Daily	Annual rate of: • 0.75% during first 10 policy years • 0.50% during second 10 policy years • 0.25% thereafter of the average daily net assets of each variable subaccount you are invested in	Annual rate of: • 0.75% during first 10 policy years • 0.50% during second 10 policy years • 0.25% thereafter of the average daily net assets of each variable subaccount you are invested in
Policy Loan Interest Charge:	Daily on any outstanding loan	0.75% annually(9) Certain loans may have a 0% charge	0.75% annually(9) Certain loans may have a 0% charge
Optional Rider Charges:
• Accidental Death Benefit Rider	On rider’s effective date and on each monthly processing date	$0.10 per $1,000 of rider coverage amount per month	$0.10 per $1,000 of rider coverage amount per month
• Additional Insured Term Insurance Rider(10)
Minimum and Maximum Charge	On rider’s effective date and on each monthly processing date	$0.06 - $83.33 per $1,000 of rider coverage amount per month	$0.03 - $27.20 per $1,000 of rider coverage amount per month
Representative Insured: Attained Age 35, Female Standard Non-Tobacco	On rider’s effective date and on each monthly processing date	$0.12 per $1,000 of rider coverage amount per month	$0.07 per $1,000 of rider coverage amount per month

(9) Interest is charged daily on any outstanding loan at an effective annual rate of 4.75%. On each monthly processing date, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

(10) Charges for the riders may vary based on the insured’s issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the rider charges applicable to your policy, and more detailed information concerning these rider charges is available on request from our administrative office.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
• Adjustable Term Insurance Rider(10)
Minimum and Maximum Charge	On rider’s effective date and on each monthly processing date	$0.06 - $83.33 per $1,000 of rider coverage amount per month	$0.03 - $27.20 per $1,000 of rider coverage amount per month
Representative Insured: Attained Age 44, Male Standard Non-Tobacco	On rider’s effective date and on each monthly processing date	$0.26 per $1,000 of rider coverage amount per month	$0.13 per $1,000 of rider coverage amount per month
• Change of Person Insured Rider	N/A	No Charge	No Charge
• Children’s Term Insurance Rider	On rider’s effective date and on each monthly processing date	$1.00 per $1,000 of rider coverage amount per month	$1.00 per $1,000 of rider coverage amount per month
• Death Benefit Guarantee Rider	On rider’s effective date and on each monthly processing date	$0.01 per $1,000 of base face amount per month	$0.005 per $1,000 of base face amount per month
• Disability Waiver of Monthly Deduction Rider(10)
Minimum and Maximum Charge	On rider’s effective date and on each monthly processing date	$0.04 - $0.30 per $1.00 of monthly deductions for other benefits	$0.04 - $0.30 per $1.00 of monthly deductions for other benefits
Representative Insured: Attained Age 39, Male	On rider’s effective date and on each monthly processing date	$0.08 per $1.00 of monthly deductions for other benefits	$0.08 per $1.00 of monthly deductions for other benefits
• Disability Waiver of Specified Premium Rider(10)
Minimum and Maximum Charge	On rider’s effective date and on each monthly processing date	$0.02 - $0.13 per $1.00 of specified premium to be waived per month	$0.02 - $0.13 per $1.00 of specified premium to be waived per month
Representative Insured: Attained Age 41, Male	On rider’s effective date and on each monthly processing date	$0.03 per $1.00 of specified premium to be waived per month	$0.03 per $1.00 of specified premium to be waived per month
• Option to Purchase Additional Insurance Rider(10)
Minimum and Maximum Charge	On rider’s effective date and on each monthly processing date	$0.05 - $0.19 per $1,000 of rider coverage amount per month	$0.05 - $0.19 per $1,000 of rider coverage amount per month
Representative Insured: Issue Age 22	On rider’s effective date and on each monthly processing date	$0.11 per $1,000 of rider coverage amount per month	$0.11 per $1,000 of rider coverage amount per month

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolios)	0.29%	—	1.22%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2004.

Annual Portfolio Operating Expenses(11)

(expenses that are deducted from portfolio assets, as a percentage of net assets of the portfolio):

Portfolio	Management Fees		12b-1 Fees	Other Expenses	Total Portfolio Annual Expenses(12)
AIM Variable Insurance Funds
• AIM V.I. Capital Appreciation Fund—Series I Shares(13)	0.61%		None	0.30%	0.91%
• AIM V.I. Core Equity Fund—Series I Shares(13)	0.61%		None	0.30%	0.91%
• AIM V.I. Core Stock Fund—Series I Shares(13) (14)	0.75%		None	0.46%	1.21%
• AIM V.I Government Securities Fund—Series I Shares(13) (15)	0.47%		None	0.40%	0.87%
• AIM V.I. Growth Fund—Series I Shares(13)	0.63%		None	0.28%	0.91%
• AIM V.I. International Growth Fund—Series I Shares(13)	0.74%		None	0.40%	1.14%
• AIM V.I. Premier Equity Fund—Series I Shares(13)	0.61%		None	0.30%	0.91%
• AIM V.I. Technology Fund—Series I Shares(13)	0.75%		None	0.40%	1.15%
• AIM V.I. Utilities Fund—Series I Shares(13)	0.60%		None	0.41%	1.01%
The Alger American Fund
• Alger American Balanced Portfolio—Class O Shares	0.75%		None	0.12%	0.87%
• Alger American Growth Portfolio—Class O Shares	0.75%		None	0.10%	0.85%
• Alger American Income & Growth Portfolio—Class O Shares	0.625%		None	0.155%	0.78%
• Alger American Leveraged AllCap Portfolio—Class O Shares	0.85%		None	0.12%	0.97%
• Alger American MidCap Growth Portfolio—Class O Shares	0.80%		None	0.13%	0.93%
• Alger American Small Capitalization Portfolio—Class O Shares	0.85%		None	0.12%	0.97%
DreyfusVariable Investment Fund
• Dreyfus VIF—Appreciation Portfolio—Initial Shares	0.75%		None	0.04%	0.79%
• Dreyfus VIF—Money Market Portfolio	0.50%		None	0.10%	0.60%
• Dreyfus VIF—Quality Bond Portfolio—Initial Shares	0.65%		None	0.09%	0.74%
The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	0.75%		None	0.09%	0.84%
Evergreen Investments
• Evergreen VA Balanced Fund	0.33	%(16)	None	0.17%	0.50%
• Evergreen VA International Equity Fund	0.42	%(16)	None	0.30%	0.72%
• Evergreen VA Special Values Fund	0.79	%(16)	None	0.18%	0.97%
MFS® Variable Insurance TrustSM(17)
• MFS® Emerging Growth Series	0.75%		None	0.12%	0.87%
• MFS® High Income Series(1	0.75%		None	0.11%	0.86%
• MFS® Investors Trust Series	0.75%		None	0.11%	0.86%
• MFS® Research Series	0.75%		None	0.13%	0.88%
• MFS® Total Return Series	0.75%		None	0.08%	0.83%

Portfolio	Management Fees		12b-1 Fees		Other Expenses		Total Portfolio Annual Expenses(12)
Scudder Investment VIT Funds
• Scudder VIT Equity 500 Index Fund(19)—Class A	0.20%		None		0.09%		0.29%
• Scudder VIT Small Cap Index Fund(20)—Class A	0.35%		None		0.13%		0.48%
Franklin Templeton Variable Insurance Products Trust
• Franklin Real Estate Fund—Class 2	0.48	% (21)	0.25	%(22)	0.02%		0.75%
• Franklin Zero Coupon Fund—2010—Class 2	0.62	% (21)	0.25	%(22)	0.06%		0.93%
• Templeton Foreign Securities Fund—Class 2(23)	0.68%		0.25%		0.19%		1.12%
• Templeton Global Asset Allocation Fund—Class 2(23)	0.61%		0.25%		0.24%		1.10%
• Templeton Global Income Securities Fund—Class 2	0.62	% (21)	0.25%		0.16%		1.03%
Wells Fargo Variable Trust
• Wells Fargo Advantage Discovery Fund (Variable Trust)(24)(27)	0.75	%(25)	0.25%		0.22	%(26)	1.22%
• Wells Fargo Advantage Opportunity Fund (Variable Trust)(24)(27)	0.72	%(25)	0.25%		0.20	%(26)	1.17%

(11) These expenses are deducted directly from the assets of the underlying mutual fund portfolios and therefore reduce their net asset value. The investment advisor of each underlying mutual fund supplied the above information, and we have not independently verified it. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown. In addition, certain underlying mutual fund portfolios may impose a redemption fee of up to 2% of the amount of portfolio shares redeemed. We may be required to implement a mutual fund portfolio’s redemption fee. If so, any applicable redemption fee will be deducted from against your policy value. See the underlying mutual funds’ prospectus for more complete information.

(12) With respect to certain portfolios, the portfolio’s investment advisor is waiving part or all of its Management Fee and reimbursing part or all of the Other Expenses. Except as otherwise noted, these waivers and reimbursements are voluntary and can be discontinued at any time. After the waivers or reimbursements, the 2004 expenses of these portfolios would have been as indicated below:

Portfolio	Management Fee (after any waiver)	12b-1 Fees	Other Expenses (after any reimbursement)	Total Portfolio Annual Expenses (after waiver or reimbursement)
AIM V.I. Core Stock Fund—Series I Shares Scudder VIT Small Cap Index Fund	0.69% 0.32%	None None	0.46% 0.13%	1.15% 0.45%
Templeton Foreign Securities Fund—Class 2 Templeton Global Asset Allocation Fund—Class 2	0.63% 0.60%	0.25% 0.25%	0.19% 0.24%	1.07% 1.09%
Wells Fargo Advantage Discovery Fund Wells Fargo Advantage Opportunity Fund	0.68% 0.62%	0.68% 0.62%	0.22% 0.20%	1.15% 1.07%

(13) The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense of short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.

(14) Effective January 1, 2005 through December 31, 2009 the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.

(15) Other Expenses includes interest expense of 0.09%.

(16) These fees have been restated to reflect current fees.

(17) Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may have entered into or may enter into brokerage arrangements, that reduce or recapture series’ expenses. “Other Expenses” do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, “Net Expenses” would be lower for certain series and would equal:

0.86% for Emerging Growth Series

0.85% for Investors Trust Series

0.87% for Research Series

0.82% for Total Return Series

(18) MFS has contractually agreed, subject to reimbursement, to bear the series’ expenses such that “Other Expenses” (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15%. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series’ investing activities. This contractual fee arrangement will continue until at least April 30, 2006, unless the Board of Trustees which oversees the fund consents to any earlier revision or termination of this arrangement.

(19) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.30%.

(20) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45%.

(21) The Fund administration fee is paid indirectly through the management fee.

(22) While the maximum amount payable under the Fund’s class rule 12b-1 plan is 0.35% per year of the Fund’s class rule 12b-1 average annual net assets, the Fund’s Board of Trustees has set the current rate at 0.25% per year.

(23) The Fund’s manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund’s Board of Trustees (Board) and an order by the Securities and Exchange Commission.

(24) On May 25, 2004, Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (“SFC”) to acquire the assets of SFC and certain of its affiliates, including Strong Capital Management, Inc., the investment adviser to the Strong Family of Funds. Pursuant to the receipt of approval from the Strong Board, shareholders of the Strong Funds met and approved the reorganization of each Strong Fund into a Wells Fargo Fund on December 10 and December 22, 2004. Effective on April 11, 2005, the Investor Class and Advisor Class shares of the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund and the Strong Discovery Fund II and Strong Mid Cap Growth Fund II reorganized into the Wells Fargo Advantage Discovery Fund.

(25) The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets.

The breakpoint schedule for the Discovery, International Core, Multi Cap Value, Opportunity and Small Cap Growth Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.

(26) Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Opportunity, Discovery, and Multi Cap Value Funds are based on estimates for the current fiscal year.

(27) The adviser has committed through April 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, except for the Opportunity, Discovery, and Multi Cap Value Funds. For the Opportunity, Discovery, and Multi Cap Value Funds, the adviser has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown.

The Policy

The Policy in General

The policy consists of either:

•	an individual policy that we issue to you; or

•	a group contract that we issue to the contract holder and an individual certificate that we issue to you.

This prospectus describes your individual policy or certificate (both are referred to as the policy in this prospectus). Among other things, the policy:

(a)	provides insurance protection on the life of the insured until the policy’s maturity date.

(b)	allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c)	provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d)	permits you to borrow against the policy value, to make withdrawals, or to surrender the policy completely. Loans and withdrawals will affect the policy value and may affect the death benefit and termination of the policy. Loans, withdrawals and surrenders may be taxable and subject to a 10% tax penalty before age 59 1/2.

In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral generally allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your policy value among the fixed account and 36 variable subaccounts which invest in specified portfolios of underlying mutual funds. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the variable subaccounts is not guaranteed. Instead, your investment in the variable subaccounts will go up or down with the performance of the particular mutual fund portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable subaccounts if performance is negative or not sufficiently positive to cover the charges under the policy.

Purchasing a Policy

To purchase a policy, you must submit a completed application and an initial premium to us at our administrative office through any licensed life insurance agent who is appointed by United Investors and who is also a registered representative of United Securities Alliance, Inc. (“United Securities”), the principal underwriter for the policy, or a registered representative of a broker-dealer having a selling agreement with United Securities or United Investors, or a registered representative of a broker-dealer having a selling agreement with these broker-dealers. If you submit your application and/or initial premium to your agent, we will not begin processing your purchase order until we receive the application and initial premium from your agent’s broker-dealer.

There may be delays in our receipt of applications that are outside of our control because of the failure of the registered representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable subaccounts and the fixed account.

The minimum initial premium varies by age, sex, risk class, base face amount and optional benefits and must be paid prior to the policy’s effective date. The initial premium must be paid prior to the policy’s effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy’s effective date. If the proposed insured dies before the policy’s effective date, our sole obligation will be to return the premium paid.

Generally, we will issue a policy covering an insured up to attained age 75 (on the policy’s effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right to reject an application for any reason permitted by law.

Replacement of Existing Insurance.    It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy’s effective date.

Conditional Receipt

You may be given a “conditional receipt” when you apply for a policy, if you pay an initial premium (or a “conditional deposit”) equal to at least one no-lapse monthly premium. However, even if you are given a conditional receipt, no life insurance will take effect earlier than the policy delivery date unless all of the conditions of the conditional receipt are met. These conditions are specified in the conditional receipt. If these conditions are not met, then we have no liability except to return the initial premium.

The maximum amount of insurance available under a conditional receipt is $500,000. Until we approve the application and issue the policy (on its effective date), your premium is not invested (in either the variable or the fixed account) and you have no policy value.

The terms of the conditional receipt may depend on requirements of your state, and it may have a different name.

“Free Look” Right to Cancel the Policy

During the “free look” period, you may cancel your policy and receive a refund of all premiums paid. The “free look” period expires the later of:

(a)	20 days after you receive your policy; or

(b)	45 days after you sign the application for the policy.

Some states may require a longer period or a different amount. In order to cancel the policy, we generally require that you return it by mail or other delivery to our administrative office or to the registered representative who sold it to you before the end of the “free look” period.

Policy Changes

We may make changes in the policy at any time if we believe the changes are necessary:

(a)	to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

(b)	to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

(c)	to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid, and in some states, are subject to your signed acceptance.

Premiums

The premium amounts sufficient to fund a policy depend on a number of factors, such as:

(a)	the age, sex and risk class of the proposed insured;

(b)	the face amount of the policy;

(c)	any supplemental benefits under the policy; and

(d)	the investment performance of the portfolios you choose.

The initial premium must be at least equal to the no-lapse monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25.00 (or the no-lapse monthly premium, if less). We will give you 90 days’ advance written notice if we change this minimum.

Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See “Tax Considerations.”)

Planned Premiums

When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly, quarterly, semi-annually or annually via automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the minimum noted above), or skip a planned premium entirely. However, paying the planned premiums does not mean that your policy will never lapse. (See “Premiums to Prevent Termination” below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy’s face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See “Changing the Face Amount.”)

Premiums to Prevent Termination

If the investment performance of the policy’s variable subaccounts and the fixed account is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the no-lapse guarantee or an optional death benefit guarantee is in effect.

If the no-lapse guarantee or an optional death benefit guarantee is not in effect on a monthly processing date and either

(a)	the net cash surrender value is less than the monthly deduction, or

(b)	the loan balance exceeds the cash surrender value,

then the policy will enter a grace period and terminate without value unless additional premiums are paid. (See “Monthly Deduction” and “No-Lapse Guarantee.”) This can occur even if you have paid all planned premiums in full and on time.

You will have a 61-day grace period to pay a premium sufficient to cover the monthly deduction. We will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). The grace period will begin when the notice is sent, and your policy will remain in effect during the grace period. (See “Amount of Death Benefit Payable” and “Effect of Policy Loan.”) The payment required (called the “grace period premium”) will not exceed:

(a)	the amount by which the loan balance exceeds the cash surrender value; plus

(b)	any accrued and unpaid monthly deductions as of the date of the notice; plus

(c)	an amount sufficient to cover the next two monthly deductions.

If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See “Policy Reinstatement” for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured’s death and for any loan balance.

No-Lapse Guarantee

During the first three policy years, the policy will continue in force so long as total premiums paid, less gross withdrawals and any loan balance, are at least equal to the cumulative amount of no-lapse monthly premiums for the number of policy months the policy has been in force. If this requirement is met, the policy will remain in force regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the no-lapse monthly premium changes after the policy’s effective date, the total premium amount required will be based on each no-lapse monthly premium amount and the number of months for which each applies. Your no-lapse monthly premium will be specified on your policy data page.

The cash surrender value at the third policy anniversary may be zero or less. If so, then payment of additional premiums will be required to prevent the policy from lapsing.

Optional Death Benefit Guarantee

An optional death benefit guarantee rider is also available, that will extend the period during which the base face amount will remain in effect even if your net cash surrender value is insufficient to pay monthly deductions. The guarantee does not apply to any rider benefits, including the adjustable term insurance rider, and these additional benefits may lapse even though the base face amount remains in force. One of two guarantee periods may be chosen when you apply for the policy:

(a)	to the later of the insured’s age 65 or 10 policy years, or

(b)	for the lifetime of the insured, or to the maturity date.

Each guarantee requires the payment of premiums each month higher than the no-lapse monthly premium. We include the higher required premium in your policy for whichever guarantee period you choose, and will send revised policy pages if the required premium changes due to a change in your benefits. At the end of the first three years, and each monthly processing date thereafter, the guarantee will not stay in effect unless total premiums paid, less gross withdrawals and any loan balance, equals or exceeds the cumulative amount of required monthly premiums for the number of policy months the policy has been in force. If the death benefit guarantee rider terminates due to insufficient premium payments, it may not be restored or reinstated by payment of additional premiums.

As long as the death benefit guarantee rider is in force, we will deduct an additional monthly charge for the guarantee from your policy value. This charge is currently $0.005 per $1,000 of base face amount each month. We can increase this charge, but it is guaranteed not to exceed $0.01 per $1,000 of base face amount each month. This optional benefit can only be added when we issue your policy, and is not available in all states. (See “State Variations.”)

Crediting Premiums to the Policy

On the policy’s effective date, the initial net premium will be credited to the policy and allocated among the variable subaccounts and the fixed account according to the premium allocations that you select. Any additional net premium received will be credited to the policy on the date we receive it, or the next business day thereafter (if the day we receive it is not a business day, or if it is received after 4 p.m. Eastern time).

Net Premium Allocations

When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable subaccount and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. You or your registered representative may also make telephone requests (if we have your written authorization for telephone requests on file). The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Tax-Free Exchanges (1035 Exchanges)

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Policy Values

Policy Value

The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy’s effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

(a)	the investment performance of the variable subaccounts to which amounts have been allocated;

(b)	interest credited on amounts allocated to the fixed account and loan balance;

(c)	charges;

(d)	transfers;

(e)	withdrawals; and

(f)	policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

The cash surrender value is the policy value reduced by any surrender charge.

The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

The variable account value is the sum of the values of the variable subaccounts under the policy. The variable account value will reflect both the positive and negative investment performance of the variable subaccounts chosen by you in the policy application. On the policy’s effective date, the value of each variable subaccount is equal to:

(a)	the initial net premium allocated to that variable subaccount; minus

(b)	the portion of the first month’s monthly deduction allocated to that variable subaccount.

On any business day thereafter, the value of each variable subaccount is equal to:

(a)	the value of the variable subaccount at the close of the regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the preceding business day, multiplied by the appropriate net investment factor (described in the Statement of Additional Information) for the current business day; plus

(b)	the sum of all net premiums allocated to the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day; plus

(c)	the sum of all loan repayments allocated to the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day; plus

(d)	the amount of any transfers from other variable subaccounts or the fixed account to the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day; minus

(e)	the amount of any transfers to other variable subaccounts or to the fixed account, including amounts transferred to secure a policy loan, from the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day; minus

(f)	the portion of any gross withdrawals, policyholder transaction charges, or charges for any face amount decreases allocated to the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day; minus

(g)	the portion of the monthly deduction allocated to the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day.

Unit Values.    When you allocate an amount to a variable subaccount, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable subaccount. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable subaccount by (ii) the variable subaccount’s unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)	the allocated portion of the monthly deduction or other charges is taken from the variable subaccount;

(b)	a policy loan is taken from the variable subaccount;

(c)	an amount is transferred from the variable subaccount; or

(d)	a withdrawal is taken from the variable subaccount.

The number of the variable subaccount’s units may also decrease if the policy’s face amount is decreased because a portion of the surrender charge might be deducted. Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transaction in good order.

A variable subaccount’s unit value is an index we use to measure investment performance. Each variable subaccount’s unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Fixed Account Value

On the policy’s effective date, the fixed account value is equal to:

(a)	the initial net premium allocated to the fixed account; minus

(b)	the portion of the first month’s monthly deduction allocated to the fixed account.

On any monthly processing date thereafter, the fixed account value is equal to:

(a)	the fixed account value on the preceding monthly processing date; plus

(b)	the sum of all net premiums allocated to the fixed account since the previous monthly processing date; plus

(c)	the sum of all policy loan repayments allocated to the fixed account since the previous monthly processing date; plus

(d)	total interest credited to the fixed account since the previous monthly processing date; plus

(e)	the amount of any transfers from the variable subaccounts to the fixed account, including amounts transferred to secure policy loans, since the previous monthly processing date; minus

(f)	the amount of any transfers from the fixed account to the variable subaccounts since the previous monthly processing date; minus

(g)	the portion of any gross withdrawals, policyholder transaction charges, or charges for any face amount decreases allocated to the fixed account since the previous monthly processing date; minus

(h)	the portion of the monthly deduction allocated to the fixed account since the previous monthly processing date.

Death Benefits

If the insured dies while the policy is in force and prior to the policy’s maturity date, we will pay the death benefit when we receive (i) satisfactory proof at our administrative office of the insured’s death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the payment options we make available), and (iii) any other documents, forms and information we need. (See “Payments.”) The death benefit will be paid to the beneficiary (or beneficiaries). (See “Beneficiary.”) When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

Amount of Death Benefit Payable

The amount of death benefit payable is:

(a)	the base death benefit determined under the death benefit option in effect on the date of the insured’s death; plus

(b)	any supplemental benefits provided by riders, including the adjustable term insurance rider; minus

(c)	any loan balance on that date; minus

(d)	any past due monthly deductions (if death occurred during a grace period).

Under certain circumstances, the amount of the death benefit may be further adjusted. (See “Incontestability” and “Misstatement of Age or Sex in the Statement of Additional Information.”)

Death Benefit Options

The base death benefit depends on the base face amount, the policy value on the date of death, and the death benefit option in effect on the date of death. The base face amount is the amount of insurance chosen by you for the policy at issue, or as subsequently increased or decreased by you.

Death Benefit Option A.    The base death benefit under option A is the greater of:

(1)	the base face amount at the beginning of the policy month when the death occurs; or

(2)	the policy value on the date of death, multiplied by the applicable death benefit factor from the table of death benefit factors below.

Under option A, the base death benefit ordinarily will not change.

Death Benefit Option B.    The base death benefit under option B is the greater of:

(1)	the base face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

(2)	the policy value on the date of death, multiplied by the applicable death benefit factor from the table of death benefit factors below.

Under option B, the base death benefit will vary directly with your policy value.

(To see how and when investment performance of the policy may begin to affect the death benefit, please see “Hypothetical Illustrations” in Appendix A and “Performance Information” in Appendix B.)

Death Benefit Factors.    The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured’s attained age 40 and declines thereafter as the insured’s age increases, as specified in the following table.

Table of Death Benefit Factors

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
41	2.43	51	1.78	61	1.28	71	1.13
42	2.36	52	1.71	62	1.26	72	1.11
43	2.29	53	1.64	63	1.24	73	1.09
44	2.22	54	1.57	64	1.22	74	1.07
45	2.15	55	1.50	65	1.20	75-90	1.05
46	2.09	56	1.46	66	1.19	91	1.04
47	2.03	57	1.42	67	1.18	92	1.03
48	1.97	58	1.38	68	1.17	93	1.02
49	1.91	59	1.34	69	1.16	94	1.01
50	1.85	60	1.30	70	1.15	95+	1.00

The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Adjustable Term Insurance Rider and Target Face Amount

An adjustable term insurance rider is available to add death benefit coverage on the primary insured, above the base face amount, up to a “target” face amount (initially chosen by you, within certain limits). The target face amount is the sum of the base face amount and the initial adjustable term insurance rider amount. The amount of the rider at each monthly processing date will be determined so that the sum of the rider amount and the base death benefit is equal to:

(1)	the target face amount, if the death benefit option is A; or

(2)	the target face amount plus the policy value, if the death benefit option is B.

The rider amount will decrease when the base death benefit begins increasing to maintain the required multiple of the policy value as described above. The adjustable term insurance rider amount may also increase again if the base death benefit decreases as the policy ages.

If the base death benefit becomes greater than or equal to the target face amount, the amount of the adjustable term insurance rider will become zero. If the rider amount reduces to zero, the rider will not terminate, but will remain attached to the policy in the event that the base death benefit declines below the target face amount again at a later date. The maximum adjustable term insurance rider amount that we will issue is limited to nine times the base face amount.

The relationship of the death benefit to the target face amount also depends on the death benefit option (in each case, the death benefit will still be reduced by any loan balance or unpaid monthly deductions):

•	Option A: The death benefit is the greater of (1) the base death benefit, or (2) the target face amount.

•	Option B: The death benefit is the greater of (1) the base death benefit, or (2) the target face amount plus the policy value.

It may be to your economic advantage to use the adjustable term insurance rider as a part of your insurance coverage. Since target premiums, percentage of premium sales loads, and surrender charges are only associated with the base face amount, use of the adjustable term insurance rider can lower the charges associated with the policy. Use of the adjustable term insurance rider may reduce sales compensation. However, there is an extra charge for this rider (i.e., it increases the cost of insurance charge described below) and the optional death benefit guarantee will not apply to any insurance amount provided by the adjustable term insurance rider.

Example of Death Benefit Calculation.    Assume your base face amount is $150,000, the initial adjustable term insurance rider amount is $100,000, death benefit option A is in effect, and there are no loans or unpaid monthly deductions. The target face amount is therefore $250,000, and assuming the policy value changes as shown below, the following amounts will result:

Age	Death Benefit Factor	Policy Value	Base Death Benefit	Adjustable Term Insurance Rider Amount	Death Benefit
55	1.50	$ 95,000	$150,000	$100,000	$250,000
56	1.46	105,000	153,300	96,700	250,000
57	1.42	107,000	152,940	98,060	250,000

Changing the Death Benefit Option

You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

(a)	each change must be submitted by written request received by our administrative office;

(b)	once you change the death benefit option, you cannot change it again for one year;

(c)	if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy’s base face amount will be decreased by an amount equal to the policy value on the date of the change;

(d)	if you change the death benefit option from B to A, the total death benefit will remain the same, and the base face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the base face amount increase.

The effective date of the change will be the monthly processing date on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. We do not impose a surrender charge for any decrease in the base face amount occurring as a result of the change, and there is no change to the target premium. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.

Changing the Face Amount

You select the policy’s base face amount and adjustable term insurance rider amount, if any, when you apply for the policy. After the policy has been in force at least one year, you may change the base face amount or the adjustable term insurance rider amount on any monthly processing date subject to the following requirements. Any change in amount must be at least $10,000, and the minimum base face amount after the first policy year is $50,000. Once you change the base face amount or the adjustable term insurance rider amount, you cannot change either amount again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences. You should consult a tax advisor before changing the face amount.

Increasing the Face Amount.    To increase the policy’s base face amount or adjustable term insurance rider amount, you must:

(a)	submit an application for the increase;

(b)	submit proof satisfactory to us that the insured is an insurable risk; and

(c)	pay any additional premium that is required.

No increases can be made after the insured reaches attained age 75. An increase will take effect on the monthly processing date on or following the day we approve the application for the increase.

The risk class that applies for any increase may be different from the risk class that applies for the policy’s initial base face amount or any other increase. An increase in the base face amount or the adjustable term insurance rider amount will result in an increase in the no-lapse monthly premium. An increase in the base face amount will also increase the target premium and result in additional administrative and sales surrender charges. (See “Surrender Charge.”) If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

Decreasing the Face Amount.    You may decrease the policy’s base face amount or adjustable term insurance rider amount by submitting a written request to our administrative office. The base face amount may not be decreased below the policy’s minimum base face amount. The no-lapse monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

(a)	the monthly processing date on or following the day we receive the request; or

(b)	the monthly processing date one year after the date of the last change in face amount.

A face amount decrease will be used to reduce the face amount in the following order:

(a)	the amount of any adjustable term insurance rider will be reduced until it is equal to zero;

(b)	any previous base face amount increases then in effect will be reduced, starting with the latest increase and continuing in the reverse order in which the increases were made;

(c)	the policy’s initial base face amount will be reduced.

We will deduct a charge from the policy value each time the policy’s base face amount is decreased. (See “Surrender Charge.”)

Effect of Withdrawals on the Death Benefit

A withdrawal will affect your policy’s death benefit in the following respects:

(a)	If death benefit option A is in effect, the policy’s base face amount will be reduced by the gross withdrawal amount. If the base face amount reflects increases in the policy’s initial base face amount, any withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy’s initial base face amount.

b)	If death benefit option B is in effect, the total death benefit is also reduced by the gross withdrawal amount, but the policy’s base face amount is not affected.

Beneficiary

You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us to our administrative office. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured’s death, we will pay the death benefit proceeds to you, if living, or to your estate.

Surrenders and Withdrawals

Surrenders

You may surrender your policy at any time for its net cash surrender value as calculated at the end of the business day (usually 4:00 p.m. Eastern Time) when we receive your request in writing, in good order, at our administrative office. (See “Payments.”)

•	The net cash surrender value is the policy value minus any surrender charge and minus any loan balance.

•	A surrender charge may apply. (See “Surrender Charge.”)

•	Your policy will terminate and cease to be in force when it is surrendered.

•	It cannot later be reinstated if it has been surrendered for its net cash surrender value.

•	We generally will pay the net cash surrender value to you in a lump sum within 7 days after we receive your request unless you request other arrangements. We may postpone payment of surrenders under certain conditions. (See “Payments.”)

•	Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

•	Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order.

Withdrawals

You may make withdrawals under your policy at any time during the insured’s life and before the policy has terminated. (See “Payments.”) Requests for withdrawals must be made in writing and will take effect at the end of the business day (usually 4:00 p.m. Eastern Time) when we receive your request in good order, in a written form satisfactory to us, at our administrative office. Withdrawal requests must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order. The minimum withdrawal amount is $500. The net cash surrender value remaining after a withdrawal must be at least $500.

For each withdrawal after the first in a policy year, there is a transaction charge equal to the lesser of $25 or 2% of the withdrawal amount. If death benefit option A is in effect, a withdrawal may reduce the base face amount of your policy. (See “Effect of Withdrawals on the Death Benefit.”) A portion of the surrender charge will be deducted based on the amount of the decrease in base face amount caused by the withdrawal. (See “Surrender Charge.”) The amount of the withdrawal plus any applicable surrender charge and transaction charge is called the gross withdrawal.

When you request a withdrawal, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the gross withdrawal will be deducted from your policy value in the variable subaccounts and the fixed account on a pro rata basis. Withdrawals may have tax consequences. (See “Tax Considerations.”)

Transfers

General

You may transfer all or part of your variable account value to one or more of the other variable subaccounts or to the fixed account. There is a $25 charge for each transfer after twelve in a policy year. You may transfer amounts from the fixed account to one or more variable subaccounts only once each policy year. We also reserve the right to limit the maximum amount you can transfer out of the fixed account to the greater of:

(a)	25% of the prior policy anniversary’s unloaned fixed account value; or

(b)	the amount of the prior policy year’s transfer.

The minimum amount that may be transferred out of a variable subaccount or the fixed account is $100 or, if less, the policy value in the variable subaccount or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

These restrictions on transfers out of the fixed account do not apply to transfers for dollar cost averaging or automatic asset rebalancing. (See “Dollar Cost Averaging,” and “Automatic Asset Rebalancing”). In addition, transfers under these programs do not count against the twelve free transfers per year. Transfer requests from the variable subaccounts or the fixed account do not change or cancel instructions for automatic asset rebalancing. Once elected, automatic rebalancing remains in effect from the date we receive your request until you expressly cancel your participation in the program by written request or by telephone.

Transfer requests may be made by satisfactory written requests, or you or your registered representative may make facsimile (FAX) or telephone requests (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request in good order, in a written form satisfactory to us, at our administrative office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Payments.”) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Notice for Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Effects of Frequent Transfers.    Frequent, large, programmed, or short-term transfers among the variable subaccounts or between the variable subaccounts and the fixed account (“Harmful Trading) can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an variable subaccount if transfers into the variable subaccount are made at unit values that are below the true value or transfers out of the variable subaccount are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among variable subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Transfer Limitations.    Due to the potential adverse consequences to policy owners of Harmful Trading practices, we discourage such activity. The policies are first and foremost life insurance policies, designed for retirement or other long-term financial planning and not for market timers or others using programmed, large or frequent transfers. The policies provide for a limit of twelve free transfers per policy year to help deter such Harmful Trading and should not be purchased by individuals or organizations intending to engage in Harmful Trading practices.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other policy owners or shareholders of the mutual fund portfolios available as funding choices under the policy (the “underlying funds”). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular sub-accounts by owners in given periods of time and/or investigating transfer activity identified by us on a case-by-case basis. (We do not consider automatic dollar cost averaging or rebalancing when reviewing transfer activity.) We may revise these policies and procedures at our sole discretion at any time without prior notice. However, any such revision will not change our overall goal of detecting and discouraging Harmful Trading. Our application of our policies, procedures and limits is and will be administered consistently as to all policy owners, without special exemption, waiver or exception.

Our ability to detect such transfer activity may be limited by operational or technological systems, and we may not be able to predict strategies employed by policy owners to avoid detection. Accordingly, there is no assurance that we will prevent all Harmful Trading activity. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

The detection and deterrence of Harmful Trading activity involves judgments that are inherently subjective. Therefore, we retain discretion to best apply our policies and procedures, according to our own judgment, in an attempt to protect policy owners from the negative effects of Harmful Trading. We use the available restrictions at our disposal, as outlined below, with the overall goal of protecting against Harmful Trading, while allowing our policy owners the flexibility to manage their investments with us in a way that does not harm other policy owners.

We have not detected any market timing or other harmful transfer activity in our subaccounts. However, we do have specific policies and procedures for deterring or halting such activity that will result in certain restrictions being applied to registered representatives and/or owner(s) found to be engaging in market-timing activities. If we impose any restrictions on an owner’s transfer activity we will first notify the registered representative, broker-dealer, and the owner by written correspondence of the suspected market timing or harmful transfer activity.

Restrictions that we may impose include:

•	monitoring all transfer activity for a period of one year from the time of the suspected market timing or harmful transfer activity.

•	limiting the frequency or number of transfers made in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee of $25 per transfer or collecting a redemption fee if assessed by an underlying fund;

•	for Fax or telephone transfer requests, also requiring that a manually signed, written request for transfers be sent to us by U.S. mail;

•	for multiple transactions, requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	denying a transfer request from an authorized third party acting on behalf of an owner or multiple owners; and

•	imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer.)

While all of the listed available restrictions, or any combination thereof, may not be applied to each owner or representative in every case, they will be applied in such a manner as to further and enforce our overall policy of discouraging and attempting to detect and deter Harmful Trading.

We may reverse, within 2 business days after a transaction, any transaction inadvertently processed in contravention of such restrictions or any transaction that is rejected by a fund. A policy owner whose transaction is reversed in accordance with this provision will bear any gain or loss resulting from reversal, so that other policy owners will not be adversely affected.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar-Cost Averaging

The dollar-cost averaging program permits you to systematically transfer an amount from the fixed account or the money market variable subaccount to the other variable subaccounts on a periodic basis prior to the policy’s maturity date. The amount transferred may be (1) a specified dollar amount from each account, or (2) a percentage of the value in each account, or (3) an amount determined from a beginning date to an ending date you select, by reducing the value in each account to zero over the specified period. Dollar-cost averaging may occur on the same day of the month either monthly, quarterly, semi-annually, or annually. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

The minimum automatic transfer of a specified dollar amount is $100. If the transfer is to be made to more than one variable subaccount, a minimum of $25 must be transferred to each variable subaccount selected.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the fixed account or money market variable subaccount you are transferring from is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers discussed above. We reserve the right to modify or discontinue offering the dollar-cost averaging program at any time and for any reason. Another method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable subaccounts you desire.

Automatic Asset Rebalancing

Automatic asset rebalancing allows you to set up transfers to occur at selected intervals that will reallocate your policy value according to your current premium allocation percentages. After the transfers, the ratio of the value in each investment option to the value for all the investment options included in automatic rebalancing will equal the percentages chosen by you for each investment option. You may change your allocation percentages for automatic rebalancing at any time. Automatic rebalancing may occur on the same day of the month either quarterly, semi-annually, or annually. If you select the fixed account or the money market variable subaccount in the dollar-cost averaging program, you may not include that option in your automatic asset rebalancing program.

Automatic asset rebalancing provides you with a method for maintaining a consistent approach to investing your policy value over time, and simplifies asset allocation among those investments that you and your advisor have determined represent the appropriate mix at any particular time. You should consider, however, that transfers will be made from investments which have outperformed other investment options since the last reallocation of your policy value to less successful investment options. Automatic rebalancing does not assure a higher or lower investment return over short or long term horizons.

You may elect to participate in the automatic rebalancing program at any time by sending a written request to our administrative office. Once elected, automatic rebalancing remains in effect from the date we receive your request until you cancel your participation in the program by written request or by telephone. Transfer requests from the variable subaccounts or the fixed account do not change or cancel instructions for automatic asset rebalancing. Only an express written request will terminate your participation in the program. There is no additional charge for automatic rebalancing. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers discussed above. We reserve the right to modify or discontinue offering automatic rebalancing at any time and for any reason.

Loans

You may borrow up to 90% of your cash surrender value at any time by submitting a written request to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charge. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $100. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See “Premiums to Prevent Termination.”) Policy loans may have income tax consequences. (See “Tax Considerations.”)

When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from variable subaccounts to the fixed account. The amount to be transferred will be deducted from each variable subaccount in the same proportion that the value of each variable subaccount bears to your variable account value unless you specify one or more variable subaccounts from which the loan is to be made.

Interest.    We will charge interest daily on any outstanding loan at an effective annual rate of 4.75%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable subaccounts in the same proportion that the value of each variable subaccount bears to your variable account value. On each monthly processing date, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

We may also credit additional interest (currently up to an effective annual rate of 0.75%) on any preferred loan amount. Preferred loans are available each policy year following the tenth policy anniversary. The amount available as a preferred loan is 10% of the net policy value, which is the policy value minus any existing loan balance. The policy value will be determined at the time of the loan. If you do not borrow the maximum preferred loan amount in a policy year, the unused amount is not available to increase the preferred loan amount in any subsequent policy year.

Loan Repayment.    You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $100 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable subaccount will be transferred from the fixed account to increase the value in that variable subaccount. The repayment will be allocated among the variable subaccounts and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

Effect of Policy Loan.    A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable subaccounts may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable subaccounts and greater if the fixed account net interest rate is higher than the investment return of the applicable variable subaccounts.

Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly processing date and the no-lapse guarantee or an optional death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the “Tax Considerations” section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Payments

Written requests for payment must be sent to our administrative office or given to an authorized United Investors registered representative for forwarding to this office. We will ordinarily pay any death benefit, loan amount, withdrawal amounts or the net cash surrender value within seven days after we receive in good order (at our administrative office) all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured’s death, the amount of any payment will be determined as of the business day our administrative office receives all required documents and information.

Telephone or FAX requests may be allowed by us in certain circumstances.

We may delay making a payment of any amount from the variable subaccounts or processing a transfer request if:

(a)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because

(i)	the New York Stock Exchange is closed for other than a regular holiday or weekend,

(ii)	trading is restricted by the SEC, or

(iii)	the SEC declares that an emergency exists; or

(b)	the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 3.5%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, make loans, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors representative can explain these options to you. None of these options varies with the investment performance of a variable subaccount because they are all forms of fixed-benefit annuities.

Policy Reinstatement

The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

(a)	submit an application for reinstatement;

(b)	provide evidence of insurability satisfactory to us;

(c)	agree to the reduction of the policy value by any loan balance; and

(d)	pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly processing date on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

United Investors Life Insurance Company and the Fixed Account

United Investors Life Insurance Company

We are a stock life insurance company, indirectly owned by Torchmark Corporation, an insurance holding company. We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. Our principal business address is 2001 Third Avenue South, Birmingham, Alabama 35233.

Published Ratings.    We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable subaccounts. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

The Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3.5%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate for each premium payment will be guaranteed for at least a one-year period. We may credit interest at a rate in excess of 3.5% per year, but any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 3.5% per year. The fixed account may not be available in all states.

Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See “Transfers.”)

The Variable Account and the Portfolios

The Variable Account

The variable subaccounts are divisions of the Titanium Universal Life Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on September 15, 1999. The Variable Account will receive and invest the premiums allocated to the variable subaccounts. Our Variable Account is currently divided into 36 subaccounts. Each subaccount invests exclusively in shares of a single mutual fund portfolio. Income, gains and losses (whether or not realized) arising from the assets of each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable subaccounts under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)	add subaccounts to, or remove subaccounts from, the Variable Account;

(b)	combine the Variable Account with other separate accounts;

(c)	replace the shares of a portfolio by substituting shares of another portfolio of the Funds or another investment company

(1)	if shares of the portfolio are no longer available for investment, or

(2)	if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

(d)	end the registration of the Variable Account under the 1940 Act;

(e)	disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)	operate the Variable Account or one or more of its subaccounts in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

Each subaccount of the Variable Account invests exclusively in shares of a particular mutual fund portfolio. The assets of each portfolio are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

The following 36 mutual fund portfolios are currently offered to policy owners through the subaccounts of the Variable Account. The following table summarizes each portfolio’s investment objective(s) and identifies its investment advisor (and subadvisor, if applicable). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read those prospectuses carefully and keep them for future reference.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies
AIM V.I. Capital Appreciation Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks to provide growth of capital. Invests principally in common stock of companies believed to be likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.
AIM V.I. Core Equity Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks to provide growth of capital. Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term, above-average growth in earnings, and growth companies that have potential for above-average growth in earnings.
AIM V.I. Core Stock Fund—Series I Shares	A I M Advisors, Inc. (Investment Advisor) INVESCO Institutional (N. A.), Inc. (Investment Subadvisor)	Seeks to provide a high total return through both growth and current income. The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund’s equity investments are limited to equity securities that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depository Receipts (“ADRs”).
AIM V.I. Government Securities Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	The Fund seeks to achieve a high level of current income consistent with a reasonable concern for safety of principal. Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government.
AIM V.I. Growth Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks to provide growth of capital. Invests principally in seasoned and better capitalized companies considered to have strong earnings momentum.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies
AIM V.I. International Growth Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks to achieve long-term growth of capital. Invests in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies, listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market.
AIM V.I. Premier Equity Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks to achieve long-term growth of capital. Income is a secondary objective. Invests normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities. In managing the Fund, the advisor diversifies the investment portfolio among the core, growth and value equity investment disciplines to construct a single, core investment portfolio.
AIM V.I. Technology Fund—Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks capital growth. The Fund normally invests 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. At any given time, 20% of the Fund’s assets is not required to be invested in the sector.
AIM V.I. Utilities Fund—Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks capital growth and current income. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance, and wireless. At any given time, 20% of the Fund’s assets is not required to be invested in the sector.
Alger American Balanced Portfolio— Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	The Portfolio seeks current income and long-term capital appreciation. The Portfolio focuses on stocks of companies with growth potential and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the Portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the four highest rating categories by an established rating agency or if not rated, which are determined by the Manager to be of comparable quality. Ordinarily, at least 25% of the Portfolio’s net assets are invested in fixed-income securities.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies
Alger American Growth Portfolio— Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	Seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.
Alger American Income & Growth Portfolio— Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	Primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.
Alger American Leveraged AllCap Portfolio—Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	Seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
Alger American MidCap Growth Portfolio—Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	Seeks long-term capital appreciation. It focuses on mid-size companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell Mid-Cap Growth Index.
Alger American Small Capitalization Portfolio—Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	Seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000® Growth Index.
Dreyfus VIF- Appreciation Portfolio— Initial Shares	The Dreyfus Corporation (Investment Advisor) Fayez Sarofim & Co. (Investment Subadvisor)	Seeks long-term capital growth consistent with the preservation of capital. It’s secondary goal is current income. To pursue these goals, the portfolio invests at least 80% of its assets in common stocks. The portfolio focuses on “blue chip” companies with total market values of more than $5 billion at the time of purchase including mulitnational companies.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies
Dreyfus VIF-Money Market Portfolio*	The Dreyfus Corporation (Investment Advisor)	Seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market, the portfolio is subject to maturity, quality and diversification requirements designed to help maintain a stable share price of $1.00. The portfolio invests in a diversified portfolio of high-quality, short-term debt securities. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.
Dreyfus VIF-Quality Bond Portfolio —Initial Shares	The Dreyfus Corporation (Investment Advisor)	Seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of net assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations, and asset-backet securities that, when purchased, are rated A or better or are the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation-protection securities.
Dreyfus Socially Responsible Growth Fund, Inc. —Initial Shares	The Dreyfus Corporation (Investment Advisor)	Seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund under normal circumstances invests at least 80% of its assets in the common stock of companies that, in the opinion of fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.
Evergreen VA Balanced Fund	Evergreen Investment Management Company, LLC (Investment Advisor)	Seeks capital growth and current income. The fund invests in a combination of equity and debt securities. Common stocks are selected on potential for capital growth. Under normal circumstances, the fund anticipates that at least 25% of its assets will consist of debt securities and the remainder in equity securities.
Evergreen VA International Equity Fund	Evergreen Investment Management Company, LLC (Investment Advisor)	Seeks long-term capital growth and secondarily, modest income. The Fund invests primarily in equity securities issued by established, quality non-US. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets.

*	During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy changes.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies
Evergreen VA Special Values Fund	Evergreen Investment Management Company, LLC (Investment Advisor)	Seeks capital growth in the value of its shares. The fund invests primarily in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, at the time of purchase). The fund seeks to limit the investment risk of small company investing by seeking stocks that trade below what the portfolio manager considers their intrinsic value. The fund’s portfolio managers look specifically for various growth triggers, or catalysts, that will bring the stock’s price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.
MFS® Emerging Growth Series	MFS® Investment Management (Investment Advisor)	Seeks to provide long-term growth of capital. The series normally invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.
MFS® High Income Series	MFS Investment Management (Investment Advisor)	Seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.
MFS® Investors Trust Series	MFS® Investment Management (Investment Advisor)	Seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The series normally invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series generally focuses on companies with larger market capitalizations that are believed to have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The advisor considers the portfolio’s overall prospects for appreciation as well as income in managing the fund.
MFS® Research Series	MFS® Investment Management (Investment Advisor)	Seeks to provide long-term growth of capital and future income. The series normally invests at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management.
MFS® Total Return Series	MFS® Investment Management (Investment Advisor)	Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income. The series is a “balanced fund” and invests in a combination of equity and fixed income securities.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies
Scudder VIT Equity 500 Index Fund	Deutsche Asset Management, Inc. (Investment Advisor) Northern Trust Investments, Inc. (Investment Subadvisor)	Equity 500 Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.
Scudder VIT Small Cap Index Fund	Deutsche Asset Management Inc. (Investment Advisor) Northern Trust Investments, Inc. (Investment Subadvisor)	Small Cap Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.
Franklin Real Estate Fund— Class 2	Franklin Advisors, Inc. (Investment Advisor)	Seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.
Franklin Zero Coupon Fund—2010—Class 2	Franklin Advisors, Inc. (Investment Advisor)	Seeks as high an investment return as is consistent with capital preservation. Each Fund normally invests at least 80% of its net assets in zero coupon debt securities.
Templeton Foreign Securities Fund— Class 2	Templeton Investment Counsel, LLC (Investment Advisor)	Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
Templeton Global Asset Allocation Fund—Class 2	Templeton Investment Counsel, LLC (Investment Advisor)	Seeks high total return. The Fund normally invests in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments. The Fund invests substantially to primarily in equity securities.
Templeton Global Income Securities Fund—Class 2	Franklin Advisors, Inc. (Investment Advisor)	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies
Wells Fargo Advantage Discovery Fund—(Variable Trust)	Wells Capital Management Incorporated (Investment Subadvisor)	The Discovery Fund seeks long-term capital appreciation by investing in securities of small- and medium-capitalization companies that we believe offer attractive opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently. We select securities through a combination of in-depth fundamental analysis of a company’s financial reports and direct, on-site research during company visits. We may invest in any economic sector, and at times we may emphasize one or more particular sectors.
Wells Fargo Advantage Opportunity Fund— (Variable Trust)	Wells Capital Management Incorporated (Investment Subadvisor)	The Opportunity Fund seeks long-term capital appreciation by investing in equity securities of medium-capitalization companies that we believe are under-priced, yet have attractive growth prospects. We base the analysis on a comparison between the company’s public value, based on market quotations, with its “private-market value”—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private-market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

In selecting the mutual fund portfolios offered though the policy, we may consider various factors, such as asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that we may consider during the selection process is whether the portfolio or one of its service providers (e.g., the investment advisor) will compensate us for providing administrative, marketing, and support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the portfolios which accompany this prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy may be very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.

We may receive payments or revenues from some or all of the mutual fund portfolios or their investment advisors (or their affiliates) in connection with administration, distribution, or other services provided with respect to the portfolios and their availability through the policies. The amount we receive, if any, may be different for different portfolios, and may depend on how much of our policy value is invested in the applicable portfolios. Currently, these payments or revenues range from 0.15% to 0.25% of our investment in the portfolios.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the underlying mutual funds that are held by the Variable Account (or any of its subaccounts) or that the Variable Account (or any of its subaccounts) may purchase. We reserve the right to eliminate the shares of any of the portfolios of the underlying mutual funds and to substitute shares of another portfolio of the underlying mutual funds or any other investment vehicle or of another open-end, registered investment company if:

(a)	laws or regulations are changed;

(b)	the shares of the underlying mutual funds or one of its portfolios are no longer available for investment; or

(c)	in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the subaccount.

We will not substitute any shares attributable to your interest in a subaccount of the Variable Account without notice and prior approval of the SEC and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in a new portfolio of the mutual funds, or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable subaccounts when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable subaccounts to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)	operated as a management company under the 1940 Act;

(b)	deregistered under that Act in the event such registration is no longer required; or

(c)	combined with other United Investors separate accounts.

Voting Portfolio Shares

We are the legal owner of portfolio shares held in the subaccounts of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable subaccounts at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. The mutual funds generally do not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable subaccount corresponding to that portfolio. We will vote shares held in a variable subaccount for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners’ voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment advisor of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables, and some of them are illustrated in the hypothetical illustrations and performance information in the Appendices to this prospectus. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

(a)	the death benefits, cash and loan benefits provided by the policy;

(b)	funding choices, including net premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;

(c)	administration of various elective options under the policy (including riders); and

(d)	the distribution of various reports to policy owners.

Costs and expenses we incur include:

(a)	those associated with underwriting applications and changes in face amount and riders;

(b)	various overhead and other expenses associated with providing the services and benefits provided by the policy (and riders);

(c)	sales and marketing expenses;

(d)	Federal, state and local premium and other taxes and fees; and

(e)	other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

(a)	insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and

(b)	the costs of providing the services and benefits under the policy (and riders) will exceed the charges deducted.

Premium Expense Charges

We deduct premium expense charges from each premium before allocating the resulting net premium to the policy value. These charges consist of three types:

(a)	2.5% of each premium is deducted for state and local premium taxes (premium taxes may vary from state to state, ranging from zero to 4%, and the 2.5% rate approximates the average expense we incur for these premium taxes; the 2.5% premium tax charge may be higher (or lower) than the actual premium taxes; if any, in your location);

(b)	1.5% of each premium is deducted for our estimate of the cost of the Federal income tax treatment of deferred acquisition costs; and

(c)	4% of each premium is deducted as a sales load, until premiums paid equal 10 times the target premium for the policy.

The “target premium” is not the planned premium that you intend to pay. The target premium is used only to calculate the sales load part of the premium expense charge, and to calculate the sales surrender charge (discussed below). A target premium is determined for the initial base face amount, and an additional target premium is determined for each increase in the base face amount, based on the insured’s age, sex, and risk class. The target premium may be more or less than the no-lapse monthly premium depending on any additional benefits that have been added to the policy. Your specific target premium will be specified on the policy data page of your policy.

An addition to the target premium will be made when the base face amount is increased, and a new sales load will be deducted in determining the net premium. The new sales load will equal 4% of the premiums paid after the effective date of the increase which are allocated to the increase, until the premiums allocated to the increase equal 10 times the increase in the target premium. Premiums paid after the effective date of the increase will be allocated in proportion to the target premium for each portion of the base face amount.

Mortality and Expense Risk Charge

We deduct a daily charge from the average daily net assets in the variable subaccounts for certain mortality and expense risks we bear. This charge is at an effective annual rate of 0.75% of the Variable Account assets during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. We guarantee not to increase the mortality and expense risk charge above these annual rates. The mortality and expense risk charge does not apply to fixed account assets. We expect a profit from this charge. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

We deduct a monthly deduction from your policy value on the policy’s effective date and on each monthly processing date. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(a)	the cost of insurance charge discussed below;

(b)	a monthly policy charge (currently this is $6.00 per month; it may increase to a maximum charge of $30.00 per month for the first policy year and $10.00 per month for renewal years); and

(c)	charges for any supplemental benefits added by riders to the policy. (See “Supplemental Benefits.”)

Surrender Charge

Surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

If you surrender the policy before the beginning of the 15th policy year, we will deduct a surrender charge based on its base face amount at issue. We also deduct the surrender charge if you surrender the policy before the beginning of the 15th year following an increase in its base face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A portion of the surrender charge will also be deducted for any base face amount decreases you request, or if the base face amount decreases due to a withdrawal from your policy value. (See “Impact of Changes in Base Face Amount on Surrender Charge”.)

The surrender charge consists of two types of charges, an administrative surrender charge and a sales surrender charge. The administrative surrender charge is $4.00 per $1,000 of base face amount for the first nine policy years (or the first nine years after a base face amount increase) and declines each year thereafter until it reaches zero after the 14th policy year:

Policy Year:	1-9	10	11	12	13	14	15 & up

Charge per $1,000 of Base Face Amount:	$4.00	$3.33	$2.67	$2.00	$1.33	$0.67	$0.00

The sales surrender charge is a percentage of actual premiums paid up to a maximum based on target premiums. Your target premium is specified on your policy data page. The percentages of premium are:

Policy	Years 1-2: 26% of premium paid up to one target premium, plus 6% of premium paid above one target premium up to two target premiums, plus 5% of premium paid above two target premiums.

Policy	Years 3-9: 46% of premium paid up to one target premium, plus 44% of premium paid above one target premium up to two target premiums.

The sales surrender charge at the end of the 9th policy year (after the issue date or the date of an increase in the base face amount) will be reduced to zero at the beginning of the 15th policy year by reducing the charge each year by one-sixth of the amount of the charge in effect at the end of the 9th policy year.

Example of Surrender Charge Calculation.    Assume the base face amount on your policy is $100,000 and the insured is age 50 when the policy was issued. The target premium for the policy is $1,880. Assuming that you pay a $2,500 premium at the beginning of each policy year, the resulting surrender charge for each policy year is:

Policy Year	Administrative Surrender Charge	Sales Surrender Charge	Total Surrender Charge
1	$400	$ 526	$ 926
2	400	664	1,064
3	400	1,692	2,092
4	400	1,692	2,092
5	400	1,692	2,092
6	400	1,692	2,092
7	400	1,692	2,092
8	400	1,692	2,092
9	400	1,692	2,092
10	333	1,410	1,743
11	267	1,128	1,395
12	200	846	1,046
13	133	564	697
14	67	282	349
15	0	0	0

Impact of Changes in Base Face Amount on Surrender Charge.    If you request a decrease to the base face amount while surrender charges are in effect, or take a withdrawal that decreases the base face amount, we will deduct a portion of the surrender charge. Decreases in the base face amount as a result of a death benefit option change do not cause a surrender charge deduction. Similarly, increases in the base face amount as a result of death benefit option changes do not result in an increase in the maximum surrender charge. All other increases in the base face amount will increase the maximum surrender charge.

For decreases that cause a portion of the surrender charge to be deducted, the calculation of the charge varies for each type of surrender charge. The administrative surrender charge deduction will be in proportion to the amount of the base face amount decrease, and the future administrative surrender charge will be reduced by the amount of the deduction.

The amount of the sales surrender charge deduction will depend on the relationship of the premiums paid to the target premium for each portion of the base face amount. When the decrease is made, the target premium for each portion of the base face amount will be reduced in proportion to the amount of the base face amount decrease. If the new target premium for each portion of the base face amount is greater than or equal to the premiums paid which have been allocated to that portion, there will be no deduction, although the future maximum sales surrender charge will be lower than before the decrease occurred. If the new target premium for each portion of the base face amount is less than the premiums paid which have been allocated to that portion, the deduction will be the difference between the sales surrender charge before the decrease and the sales surrender charge after the decrease. The sales surrender charge after the decrease will be recalculated as if the new target premium for each portion of the base face amount had always been in effect for that portion.

In the example above, if you choose to decrease the base face amount in the 9th policy year from $100,000 to $75,000 (a 25% reduction), the administrative surrender charge will be reduced from $400 to $300. Based on the premium paid and the new target premium of $1,410, the sales surrender charge will reduce from $1,692 to $1,269, which is also a 25% decrease. The combined reduction in surrender charges of $523 will be deducted from your policy value. Future surrender charges after the decrease will also be reduced by 25% from the amounts shown in the chart above.

Transaction Charges

We may charge you for exceeding a certain number of policy transactions in a policy year.

Withdrawals.    For each withdrawal after the first in a policy year, we will deduct the lesser of $25 or 2% of the withdrawal amount from your policy value.

Transfers between Subaccounts and/or the Fixed Account.    We will deduct $25 for each transfer after the 12th in a policy year. Transfers under the dollar cost averaging and the automatic asset rebalancing program are not counted against the limit of 12 free transfers.

Policy Illustrations.    The first illustration of policy values you request each policy year will be free. For subsequent illustration requests each policy year, we will deduct $25 from your policy value.

Cost of Insurance Charge

The cost of insurance charge is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly processing date to monthly processing date. Your policy’s specifications page will indicate the maximum monthly cost of insurance charge per $1,000 of net amount at risk applicable to your policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

(a)	is the cost of insurance rate divided by 1,000;

(b)	is the death benefit at the beginning of the policy month; and

(c)	is the policy value at the beginning of the policy month.

The amount by which the death benefit exceeds the policy value is called the net amount at risk and will be affected by investment performance, premiums, withdrawals and charges.

The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge (for both the base face amount and the adjustable term insurance rider) and the cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges. If there is any adjustable term rider amount or if there have been any increases in the base face amount, then separate charges will be calculated for each portion of the death benefit.

The cost of insurance rate is the rate applied to the net amount at risk to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured’s attained age, sex, and applicable risk class as well as the size of the base face amount (lower cost of insurance rates currently apply for face amounts greater than $250,000) and the duration of the policy. We currently place insureds in the following risk classes (available for male or female) when we issue the policy (or approve an increase in the base face amount), based on our underwriting:

•	Preferred;

•	Standard Non-Tobacco;

•	Standard Tobacco;

•	Substandard Non-Tobacco; and

•	Substandard Tobacco.

Cost of insurance rates are lowest for the preferred risk class and highest for the substandard tobacco class.

The original risk class applies to the policy’s initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured’s circumstances at the time of the increase.

If you have selected death benefit option A, and if there have been any increases in the base face amount, the policy value will be considered a part of the initial base face amount when the charge is calculated. If the policy value exceeds the initial base face amount, the excess will be considered part of the increases in base face amount in the order of the increases.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, or for substandard classes, a multiple of the tables and/or a flat addition to the tables. (See “Hypothetical Illustrations” and “Performance Information” in the Appendices for examples showing the effects of the cost of insurance charge.)

Other Charges

In most cases, there is an additional charge for each rider that you elect. See “Supplemental Benefits and Riders,” below.

For information about the investment advisory fees and other expenses incurred by the portfolios, see the “Fee Tables” of this prospectus and the accompanying prospectuses for the underlying mutual funds.

In addition, certain underlying mutual fund portfolios may impose a redemption fee of up to 2% of the amount of portfolio shares redeemed in connection with transfers or for other reasons. The underlying mutual funds would determine whether to impose a redemption fee, when it would apply, and the percentage. However, we may be required to administer and implement a mutual fund portfolio’s redemption fee. If so, any applicable redemption fee will be deducted from your policy value. Any redemption fee that is imposed would go into the applicable portfolio, and would not go to us or the portfolio manager.

Supplemental Benefits and Riders

Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for most supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. More details will be included in your policy if you choose any of these benefits. Some of the supplemental benefits listed below may not be available in all states, and from time to time, we may make available supplemental benefits other than those listed below. Contact your registered representative or our administrative office for a complete list of the supplemental benefits available in your state.

Terms and conditions for each supplemental benefit are specified in the applicable rider; the following are only brief descriptions.

Accelerated Death Benefit Rider.    This benefit is automatically provided in states approving the rider, and allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a different period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid. The maximum benefit available is the lesser of 75% of the policy death benefit or $250,000. Exercise of this rider will reduce the other benefits under the policy under a formula set forth in the rider. Issue age is 0-75.

Accidental Death Benefit Rider.    This rider provides an additional death benefit payable if the insured dies as a result of an accident before age 70. The cost of insurance for this rider is $0.10 per $1,000 of rider coverage amount per month. Addition of this rider will increase both the minimum and target premiums. Issue age is 0-60.

Additional Insured Term Insurance Rider.    This benefit allows you to provide for death benefits on up to five family members (spouse and/or children). The additional insured cannot be more than five years older than the primary insured. This rider provides term insurance coverage on each additional insured until the policy anniversary nearest the additional insured’s 100th birthday. Coverage may be converted through age 75. Cost of insurance rates vary based on the attained age, sex, and risk class of each insured. Addition of this rider will increase both the minimum and target premiums. The additional insured must provide evidence of insurability satisfactory to us to be insured under this rider. The minimum issue amount is $50,000. Issue age is 0-75.

Adjustable Term Insurance Rider.    This rider is available to add death benefit coverage on the primary insured to your policy. The initial amount of coverage is chosen by you within certain limits, and will reduce to keep the target face amount level if the base death benefit increases due to Internal Revenue Code requirements. The maximum issue is nine times the base face amount and the minimum issue amount is $1,000. There is an additional cost for this rider. Cost of insurance rates vary based on the attained age, sex, and risk class of the primary insured. Addition of this rider will increase the minimum premium but will not increase the target premium. This rider is subject to satisfaction of evidence of insurability requirements. Issue age is 0-75. (See “Death Benefits.”)

Change of Person Insured Rider.    This benefit allows you to change the person insured under the policy. Satisfactory evidence of insurability must be provided for the proposed new insured. Future charges under the policy will change, but the policy value will remain the same as of the date of the change. Under current Federal tax law, the exercise of this benefit is taxed as if the policy were surrendered in full for cash. Changing the person insured under the policy may have tax consequences. There is no additional charge for this rider. Issue age is 0-75.

Children’s Term Insurance Rider.    This benefit allows you to add death benefit coverage for your children. The rider provides from $1,000 to $10,000 term insurance on each child. Coverage is available until the earliest of the child’s age 25, primary insured’s age 65, or upon death of the primary insured. Coverage may be converted to permanent insurance for an amount up to five times the amount of insurance provided by this rider. There is an additional charge for this rider. The monthly cost of insurance for this rider is $1.00 per $1,000 of rider coverage amount per month. Addition of this rider will increase both the minimum and target premiums. This rider is subject to satisfactory evidence of insurability. Issue ages 14 days to 21 years of age.

Death Benefit Guarantee Rider.    This rider provides that your base face amount will remain in force regardless of the sufficiency of the net cash surrender value for the guarantee period you selected at the time of application, provided certain conditions are met. The two guarantee periods available are (a) later of the insured’s age 65 or 10 policy years; or (b) the lifetime of the insured, or the maturity date. To keep the selected guaranteed period in force, a required premium must be paid. Both available guarantee periods require the payment of higher premiums, and the guarantee does not apply to any rider benefits. As long as the guarantee is in force, we will deduct a monthly charge from your policy value. This charge is currently $0.005 per $1,000 of base face amount, and is guaranteed never to exceed $0.01 per $1,000 of base face amount. Addition of this rider will increase the minimum premium but will not increase the target premium. This rider may not be available in all states. Issue age is 0-75 in most states. (See “Optional Death Benefit Guarantee” and “State Variations.”)

Disability Waiver of Monthly Deduction Rider.    The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy’s effective date and prior to age 60. The waiver continues as long as total disability continues. The rider ends at the insured’s age 60, except for any benefits resulting from total disability which began prior to age 60. If you add this rider to your policy, you may not add the disability waiver of specified premium rider. Cost of insurance rates for this rider are based on the attained age and sex of the insured. Addition of this rider will increase both the minimum and target premiums. Issue age is 15-55.

Disability Waiver of Specified Premium Rider.    This benefit provides that we credit a specified premium amount monthly to your policy after the insured has been totally disabled for six months. At the time of application, you select the amount of premium to be credited (subject to our limits). The specified premium amount cannot exceed the guideline annual premium. The disability must commence after the policy’s effective date and prior to age 60. The waiver continues as long as total disability continues. The rider terminates at the insured’s age 60, except for any benefits resulting from total disability which began prior to age 60. If you add this rider to your policy, you may not add the disability waiver of monthly deduction rider. Cost of insurance rates for this rider are based on the attained age and sex of the insured. Addition of this rider will increase both the minimum and target premiums. Issue age is 15-55.

Option to Purchase Additional Insurance Rider.    This rider will allow you to increase your policy’s base face amount at specified option dates without providing evidence of insurability. The risk class that applies to the increase will be the same risk class as the original base face amount. Regular option dates are the policy anniversaries nearest the insured’s 22nd, 25th, 28th, 31st, 34th, 37th, and 40th birthdays. Certain additional option dates are available subject to rider provisions. Cost of insurance rates vary based on the issue age of the insured, and are payable until the policy anniversary nearest the insured’s 40th birthday. Addition of this rider will increase both the minimum and target premiums. The minimum issue amount is $10,000. The maximum increase amount is $50,000. Issue age is 0-39.

Tax Considerations

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissible amount of premiums is paid under such a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the underlying mutual funds will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.    We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “modified endowment contract.”

Modified Endowment Contracts.    Under the Internal Revenue Code, certain life insurance policies are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the contract to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven contract years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven contract years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a policy transaction will cause the contract to be classified as a MEC.

Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts.    Policies classified as modified endowment contracts will be subject to the following tax rules:

(1)	First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the “investment in the policy” (described below) at such time.

(2)	Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

(3)	Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

(a)	is made on or after the policy owner reaches actual age 59 1/2;

(b)	is attributable to the policy owner’s becoming disabled; or

(c)	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts.    Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy.    Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Loans.    Interest paid on a policy loan generally is not tax-deductible. If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

Multiple Policies.    All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

Withholding.    To the extent that distributions are taxable, they are generally subject to withholding for your Federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico.    In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.    Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Rider.    We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business arrangements. (See “Accelerated Death Benefit Rider” for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

Alternative Minimum Tax.    Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

Other Policy Owner Tax Matters.    The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies.    If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Estate, Gift and Generation-Skipping Transfer Taxes.    The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the policy would be included in the owner’s estate upon the owner’s death. The policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.    The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Split-Dollar Arrangements.    The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under “Charges and Deductions.” At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Sale of the Policies

We have entered into a distribution agreement with United Securities Alliance, Inc. (“United Securities”)—Financial Plaza A, 7730 East Belleview Avenue, Suite AG-9, Greenwood Village, Colorado—for the distribution and sale of the policies. (United Securities is not our affiliate.) United Securities is a corporation organized under the laws of the state of Nevada in 1994. United Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). United Investors and United Securities may enter into written sales agreements with various other broker-dealers (“selling firms”) to aid in the sale of the policies. United Securities and the selling firms are licensed under the federal securities laws and, as necessary, state insurance laws. We pay commissions to United Securities for sales of the policies by its own sales representatives or by sales representatives of the selling firms. Commissions payable for policy sales are at least 100% of first-year premiums up to the target premium. For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional commissions may be paid and expenses reimbursed based on various factors.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We also may make loans to or for the benefit of the principal underwriter or other broker-dealers.

We may pay selling firms additional amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to selling firms based on aggregate sales of our variable insurance contracts (including the policies) or persistency standards. The average amount paid during 2004 to such selling firms under such arrangements was 10 basis points of policy value, equivalent to $10 on a $10,000 investment.

A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the administrative charge;

•	the withdrawal charge;

•	the cost of insurance charge;

•	the mortality and expense risk charge;

•	revenues, if any, received from the underlying portfolios or their managers; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged to the policy owners or the Variable Account.

Subject to regulatory approvals, United Investors intends to distribute the policy in all states, except New York, and in certain possessions and territories.

We offer the policies to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

State Variations

The prospectus and Statement of Additional Information provide a general description of the policy. Certain provisions of your policy may be different from the general description in this prospectus because of legal requirements in your state. Your actual policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our administrative office for specific information.

For Policies issued to residents of the state of Florida:

There are limitations to the optional death benefit guarantee rider periods as follows:

•	No “lifetime of the insured” or “to the maturity date” guarantee is available.

•	The later of the insured’s age 65 or 10 policy years guarantee is only available at the following ages and risk classes:

Male/Risk Class: Preferred and Non-Tobacco only/Ages 20-63

Female/Risk Class: Preferred and Non-Tobacco only/Ages 20-67

For Policies issued to residents of the state of Maryland:

•	There is a reduction in the Sales Surrender Charge at ages 61 and up.

•	There is no optional death benefit guarantee rider available.

For Policies issued to residents of the states of Massachusetts, Minnesota, Texas and Utah:

There is no optional death benefit guarantee rider available.

For Policies issued to residents of the state of Missouri:

Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this policy where the policy is issued to a Missouri citizen, unless the insurer can show that the insured intended suicide when he applied for the policy, regardless of any language to the contrary in the policy.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of United Securities Alliance, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our administrative office.

Glossary

Administrative Office	P.O. Box 10287, Birmingham, Alabama 35202-0287, (800) 340-3787.
Attained Age	The age of the insured on his or her birthday nearest the policy effective date, increased by the number of policy years elapsed since the policy effective date.
Base Face Amount	The amount of insurance chosen by you for the policy at issue, or as subsequently increased or decreased by you. This amount does not include any benefit provided by riders, and is prior to any death benefit changes required by the Internal Revenue Code to continue to qualify as life insurance.
Business Day	Each day that the New York Stock Exchange is open for regular trading and our home office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, November 25th, the Friday after Thanksgiving; December 26th, the Monday after Christmas; and January 2nd, the Monday after New Year’s Day are not business days.
Cash Surrender Value	Policy value less any applicable surrender charge.
Death Benefit	The amount of insurance payable to the beneficiary on the death of the insured.
Death Benefit Option	One of two options under the policy that is used to determine the amount of the death benefit.
Fixed Account	A part of our general account. The general account consists of all of our assets other than those in any separate account.
Fixed Account Value	The policy value in the fixed account.
Gross Withdrawal	A withdrawal plus any applicable transaction charge and any surrender charge.

Loan Balance	The sum of all outstanding loans including principal and interest.
Maturity Date	Policy anniversary nearest the insured’s 100th birthday.
Monthly Processing Date	The same day each month as the policy’s effective date. If the monthly processing date falls on a date other than a business day, the next following business day will be deemed the monthly processing date.
Net Cash Surrender Value	Cash surrender value less any loan balance.
Net Premium	The premium received less the premium expense charges.
No-lapse Monthly Premium	The minimum amount of premium required to keep the policy in force during the first three policy years regardless of the sufficiency of the cash surrender value to pay monthly deductions.
Owner	Depending on the state of issue, owner means either: • the individual or entity that owns a certificate under a group contract; or • the individual or entity that owns an individual policy.
Policy	Depending on the state of issue, policy means either: • the individual certificate under a group contract; or • the individual policy.
Policy Anniversary	The same day and month as the policy’s effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
Policy’s Effective Date	The date from which policy anniversaries and policy years are determined. Your policy’s effective date is shown in your policy.
Policy Loan	A request to borrow a portion of the net cash surrender value.
Policy Month	The first policy month starts on the policy’s effective date. Subsequent policy months start on each monthly processing date.
Policy Value	The sum of the variable account value and the fixed account value.
Target Face Amount	The sum of the base face amount and the initial adjustable term insurance rider amount. The amount of the rider will vary as necessary to keep the sum of the rider amount and the base death benefit equal to the target face amount, when the base death benefit varies due to Internal Revenue Code requirements.
Target Premium	The premium amount we use to calculate the maximum sales load charge and the sales surrender charge. A target premium is determined for the initial base face amount at issue, and an additional target premium is determined for each increase in base face amount.
Variable Account Value	The sum of the values of the variable subaccounts under your policy.
We, Us, or United Investors	United Investors Life Insurance Company.
Withdrawal	A request to withdraw a portion of the net cash surrender value. A withdrawal may be subject to a transaction charge and a surrender charge.
You and Your	The policy owner.

Statement of Additional Information Table of Contents

Additional Policy Information	3
The Contract	3
Incontestability	3
Misstatement of Age or Sex	3
Suicide Exclusion	3
Assignment and Change of Owner	3
Automatic Continuation of Benefits	3
Dividends	4
Valuation of Units	4
Reduction in Charges for Certain Groups	4
Performance Data	5
Yields and Total Returns	5
Other Information	6
Underwriters	6
Experts	6
Potential Conflicts of Interest	7
Reports to Owners	7
Legal Matters	7
Additional Information	7
Financial Statements	8

Appendix A:

Hypothetical Illustrations

The following illustrations show how certain values under a sample policy change with assumed investment performance over an extended period of time. In particular, they illustrate how policy values, cash surrender values and death benefits under a policy, covering an insured of a given age on the policy’s effective date, would vary over time if planned premiums were paid annually and the return on the assets in the variable subaccounts were a uniform gross annual rate of 0%, 6% or 10%, before deduction of any fees and charges, including portfolio expenses. The values under a policy would be different from those shown if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return used in the illustrations.

The illustrations assume an arithmetic average annual expense ratio of 0.90% of the daily net assets of the portfolios available under the policies, based on the expense ratios of each of the portfolios for the last fiscal year of operations. The average annual expense ratio reflects fees and expenses charged by each portfolio before waiver or reimbursement. For some of the portfolios, the investment advisor has waived some or all of its fee and/or reimbursed the portfolio for some of its expenses. With these fee waivers or expense reimbursements, the average annual expense ratio would be lower, and therefore the values shown in the illustrations would be higher. We do not know, and do not represent or guarantee, that these fee waiver or expense reimbursements will continue. For information on portfolio expenses, see the mutual funds’ prospectuses accompanying the prospectus for the policy.

The illustrations also reflect the 0.75% mortality and expense risk charge to the Variable Account during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. After deduction of average portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return would correspond to the following approximate net annual rates of return for the variable subaccounts:

Hypothetical gross rate of return:	0%	6%	10%

Net return, policy years 1-10:	-1.65%	4.35%	8.35%

Net return, policy years 11-20:	-1.40%	4.60%	8.60%

Net return, policy years 21 & up:	-1.15%	4.85%	8.85%

The current illustrations reflect the $6.00 monthly administrative charge for all policy years, while the guaranteed illustrations reflect the maximum monthly administrative charge of $30.00 for the first policy year and $10.00 for each renewal year thereafter. The illustrations also reflect the deduction of premium expense charges and the monthly deduction for the hypothetical insured. Our current charges and the higher guaranteed charges that we have the contractual right to deduct from your policy value are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no loan balance or charges for riders or supplemental benefits.

Upon request, we will furnish a comparable illustration based upon the proposed insured’s individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables. You can obtain a personalized illustration by calling or writing to our administrative office.

MALE ISSUE AGE 35, STANDARD NON-TOBACCO

$2,500 ANNUAL PREMIUM

$235,000 FACE AMOUNT, OPTION A

CURRENT CHARGES

	DEATH BENEFITS			POLICY VALUES			NET CASH SURRENDER VALUES
End of	Assuming Hypothetical Gross Annual Rate of Return of:
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$235,000	$235,000	$235,000	$1,801	$1,924	$2,006	$335	$458	$540
2	235,000	235,000	235,000	3,557	3,916	4,164	1,953	2,312	2,560
3	235,000	235,000	235,000	5,262	5,973	6,480	2,630	3,341	3,848
4	235,000	235,000	235,000	6,915	8,096	8,967	4,283	5,464	6,335
5	235,000	235,000	235,000	8,513	10,283	11,633	5,881	7,651	9,001
6	235,000	235,000	235,000	10,055	12,537	14,495	7,423	9,905	11,863
7	235,000	235,000	235,000	11,535	14,853	17,561	8,903	12,221	14,929
8	235,000	235,000	235,000	13,002	17,287	20,904	10,370	14,655	18,272
9	235,000	235,000	235,000	14,454	19,842	24,546	11,822	17,210	21,914
10	235,000	235,000	235,000	15,841	22,470	28,459	13,649	20,277	26,266
15	235,000	235,000	235,000	22,370	37,577	53,916	22,370	37,577	53,916
20	235,000	235,000	235,000	26,530	54,775	91,139	26,530	54,775	91,139
25	235,000	235,000	235,000	29,620	76,615	149,729	29,620	76,615	149,729
30	235,000	235,000	292,867	28,000	101,475	240,055	28,000	101,475	240,055
35	235,000	235,000	435,996	18,404	129,640	375,858	18,404	129,640	375,858
40	*	235,000	620,784	*	162,495	580,172	*	162,495	580,172
45	*	235,000	935,337	*	205,091	890,797	*	205,091	890,797
50	*	280,378	1,417,891	*	267,027	1,350,372	*	267,027	1,350,372
55	*	359,257	2,121,778	*	342,150	2,020,741	*	342,150	2,020,741
60	*	441,514	3,063,778	*	437,143	3,033,443	*	437,143	3,033,443
65	*	567,668	4,652,574	*	567,668	4,652,574	*	567,668	4,652,574

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable subaccounts and the investment experience of the portfolios underlying those variable subaccounts. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

*	In this situation, the policy would lapse without value.

MALE ISSUE AGE 35, STANDARD NON-TOBACCO

$2,500 ANNUAL PREMIUM

$235,000 FACE AMOUNT, OPTION A

GUARANTEED CHARGES

	DEATH BENEFITS			POLICY VALUES			NET CASH SURRENDER VALUES
End of	Assuming Hypothetical Gross Annual Rate of Return of:
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$235,000	$235,000	$235,000	$1,515	$1,628	$1,704	$49	$162	$238
2	235,000	235,000	235,000	3,227	3,558	3,786	1,623	1,954	2,183
3	235,000	235,000	235,000	4,889	5,549	6,020	2,257	2,917	3,388
4	235,000	235,000	235,000	6,499	7,602	8,416	3,867	4,970	5,784
5	235,000	235,000	235,000	8,055	9,718	10,985	5,423	7,086	8,353
6	235,000	235,000	235,000	9,555	11,895	13,739	6,923	9,263	11,107
7	235,000	235,000	235,000	10,994	14,133	16,690	8,362	11,501	14,058
8	235,000	235,000	235,000	12,420	16,483	19,906	9,788	13,851	17,274
9	235,000	235,000	235,000	13,832	18,950	23,411	11,200	16,318	20,779
10	235,000	235,000	235,000	15,179	21,486	27,173	12,986	19,293	24,981
15	235,000	235,000	235,000	21,010	35,528	51,111	21,010	35,528	51,111
20	235,000	235,000	235,000	24,461	51,297	85,923	24,461	51,297	85,923
25	235,000	235,000	235,000	24,339	68,881	138,907	24,339	68,881	138,907
30	235,000	235,000	269,777	17,731	86,802	221,129	17,731	86,802	221,129
35	*	235,000	399,997	*	102,779	344,825	*	102,779	344,825
40	*	235,000	566,731	*	112,663	529,655	*	112,663	529,655
45	*	235,000	849,910	*	104,754	809,438	*	104,754	809,438
50	*	235,000	1,276,098	*	43,269	1,215,331	*	43,269	1,215,331
55	*	*	1,873,790	*	*	1,784,562	*	*	1,784,562
60	*	*	2,658,622	*	*	2,632,299	*	*	2,632,299
65	*	*	4,039,017	*	*	4,039,017	*	*	4,039,017

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable subaccounts and the investment experience of the portfolios underlying those variable subaccounts. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

*	In this situation, the policy would lapse without value.

Appendix B:

Performance Information

Adjusted Historical Policy Performance Data

The following hypothetical performance data illustrations demonstrates how the actual investment experience of each subaccount of the Variable Account could have affected the cash surrender value, policy value and death benefit of a hypothetical policy. This hypothetical performance data is based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio’s annual total return is based on the total return calculated for each fiscal year. These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses, but do not reflect the policy level or variable account asset based charges and deductions, which if reflected, would result in substantially lower total return figures than those shown.

The hypothetical performance figures are based on the payment of a $2,500 annual premium, paid at the beginning of each year, for a hypothetical policy with a $235,000 face amount, death benefit option A, issued to a Standard, Non-Tobacco Male, Age 35. In each case, it is assumed that all premiums are allocated to the subaccount illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, policy values and death benefits take into account the charges against premiums, current and guaranteed cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each portfolio’s charges and expenses. (See “Charges and Deductions.”) The amounts shown assume there are no withdrawals, no policy loans, and no riders.

Performance for any given past period is not an indication or representation of future performance. The performance of each variable subaccount will fluctuate on a daily basis.

Adjusted Historical Policy Performance Data

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

AIM V.I. Capital Appreciation Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/1995	35.69%	$235,000	$235,000	$2,555	$2,214	$1,089	$748
12/31/1996	17.58%	235,000	235,000	5,150	4,698	3,546	3,095
12/31/1997	13.51%	235,000	235,000	7,867	7,305	5,235	4,673
12/31/1998	19.30%	235,000	235,000	11,481	10,761	8,849	8,129
12/31/1999	44.61%	235,000	235,000	19,164	18,066	16,532	15,434
12/31/2000	-10.91%	235,000	235,000	18,433	17,416	15,801	14,784
12/31/2001	-23.28%	235,000	235,000	15,225	14,408	12,593	11,776
12/31/2002	-24.35%	235,000	235,000	12,601	11,945	9,969	9,313
12/31/2003	29.52%	235,000	235,000	18,515	17,612	15,883	14,980
12/31/2004	6.62%	235,000	235,000	21,391	20,382	19,198	18,189

AIM V.I. Core Equity Fund—Series I Shares

Year Ended	Annual Portfolio	Death Benefit		Policy Value		Net Cash Surrender Value
	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	33.86%	$235,000	$235,000	$2,517	$2,179	$1,051	$713
12/31/1996	19.95%	235,000	235,000	5,214	4,757	3,610	3,153
12/31/1997	25.72%	235,000	235,000	8,826	8,199	6,194	5,567
12/31/1998	27.68%	235,000	235,000	13,532	12,679	10,900	10,047
12/31/1999	34.25%	235,000	235,000	20,506	19,308	17,874	16,676
12/31/2000	-14.56%	235,000	235,000	18,800	17,739	16,168	15,107
12/31/2001	-22.83%	235,000	235,000	15,598	14,743	12,966	12,111
12/31/2002	-15.58%	235,000	235,000	14,423	13,661	11,791	11,029
12/31/2003	24.42%	235,000	235,000	20,027	19,027	17,395	16,395
12/31/2004	8.97%	235,000	235,000	23,515	22,379	21,323	20,186

AIM V.I. Core Stock Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	29.25%	$235,000	$235,000	$2,421	$2,090	$955	$624
12/31/1996	22.28%	235,000	235,000	5,204	4,747	3,601	3,143
12/31/1997	28.17%	235,000	235,000	8,992	8,353	6,360	5,721
12/31/1998	15.30%	235,000	235,000	12,377	11,591	9,745	8,959
12/31/1999	14.84%	235,000	235,000	16,162	15,211	13,530	12,579
12/31/2000	4.87%	235,000	235,000	18,642	17,600	16,010	14,968
12/31/2001	-8.97%	235,000	235,000	18,335	17,346	15,703	14,714
12/31/2002	-19.11%	235,000	235,000	16,001	15,163	13,369	12,531
12/31/2003	22.60%	235,000	235,000	21,655	20,577	19,023	17,945
12/31/2004	4.24%	235,000	235,000	24,162	22,992	21,969	20,800

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

AIM V.I. Government Securities Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/1995	15.56%	$235,000	$235,000	$2,139	$1,827	$673	$361
12/31/1996	2.29%	235,000	235,000	4,023	3,657	2,419	2,054
12/31/1997	8.16%	235,000	235,000	6,269	5,826	3,637	3,194
12/31/1998	7.73%	235,000	235,000	8,623	8,097	5,991	5,465
12/31/1999	-1.32%	235,000	235,000	10,151	9,587	7,519	6,955
12/31/2000	10.12%	235,000	235,000	13,007	12,338	10,375	9,706
12/31/2001	6.41%	235,000	235,000	15,541	14,782	12,909	12,150
12/31/2002	9.59%	235,000	235,000	18,793	17,914	16,161	15,282
12/31/2003	1.07%	235,000	235,000	20,575	19,642	17,943	17,010
12/31/2004	2.56%	235,000	235,000	22,661	21,658	20,468	19,465

AIM V.I. Growth Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	34.77%	$235,000	$235,000	$2,535	$2,196	$1,069	$730
12/31/1996	18.09%	235,000	235,000	5,151	4,699	3,547	3,096
12/31/1997	26.87%	235,000	235,000	8,830	8,204	6,198	5,572
12/31/1998	34.12%	235,000	235,000	14,238	13,345	11,606	10,713
12/31/1999	35.24%	235,000	235,000	21,611	20,350	18,979	17,718
12/31/2000	-20.49%	235,000	235,000	18,338	17,300	15,706	14,668
12/31/2001	-33.88%	235,000	235,000	13,002	12,282	10,370	9,650
12/31/2002	-30.97%	235,000	235,000	9,939	9,407	7,307	6,775
12/31/2003	31.24%	235,000	235,000	15,285	14,531	12,653	11,899
12/31/2004	8.23%	235,000	235,000	18,240	17,376	16,047	15,184
AIM V.I. International Growth Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	17.24%	$235,000	$235,000	$2,173	$1,860	$707	$394
12/31/1996	20.05%	235,000	235,000	4,808	4,380	3,204	2,776
12/31/1997	6.94%	235,000	235,000	7,031	6,525	4,399	3,893
12/31/1998	15.49%	235,000	235,000	10,143	9,509	7,511	6,877
12/31/1999	55.04%	235,000	235,000	18,506	17,464	15,874	14,832
12/31/2000	-26.40%	235,000	235,000	14,675	13,873	12,043	11,241
12/31/2001	-23.53%	235,000	235,000	12,322	11,671	9,690	9,039
12/31/2002	-15.67%	235,000	235,000	11,661	11,072	9,029	8,440
12/31/2003	29.06%	235,000	235,000	17,239	16,424	14,607	13,792
12/31/2004	24.00%	235,000	235,000	23,388	22,325	21,195	20,133

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

AIM V.I. Premier Equity Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	36.25%	$235,000	$235,000	$2,566	$2,225	$1,100	$759
12/31/1996	15.02%	235,000	235,000	5,045	4,602	3,441	2,998
12/31/1997	23.69%	235,000	235,000	8,471	7,871	5,839	5,239
12/31/1998	32.41%	235,000	235,000	13,578	12,730	10,946	10,098
12/31/1999	29.90%	235,000	235,000	19,887	18,734	17,255	16,102
12/31/2000	-14.65%	235,000	235,000	18,255	17,232	15,623	14,600
12/31/2001	-12.56%	235,000	235,000	17,258	16,324	14,626	13,692
12/31/2002	-30.26%	235,000	235,000	12,990	12,304	10,358	9,672
12/31/2003	25.08%	235,000	235,000	18,349	17,439	15,717	14,807
12/31/2004	5.77%	235,000	235,000	21,042	20,032	18,849	17,840

AIM V.I. Technology Fund —Series I Shares

Year Ended	Annual Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1998	25.69%	$235,000	$235,000	$2,348	$2,021	$882	$555
12/31/1999	158.93%	235,000	235,000	11,173	10,246	9,570	8,642
12/31/2000	-23.42%	235,000	235,000	9,792	9,046	7,160	6,414
12/31/2001	-45.82%	235,000	235,000	6,081	5,646	3,449	3,014
12/31/2002	-46.84%	235,000	235,000	3,989	3,726	1,357	1,094
12/31/2003	45.29%	235,000	235,000	8,362	7,921	5,730	5,289
12/31/2004	4.63%	235,000	235,000	10,436	9,927	7,804	7,295

AIM V.I. Utilities Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/1995	9.08%	$235,000	$235,000	$2,005	$1,704	$539	$238
12/31/1996	12.76%	235,000	235,000	4,311	3,922	2,708	2,318
12/31/1997	23.41%	235,000	235,000	7,549	7,016	4,917	4,384
12/31/1998	25.48%	235,000	235,000	11,697	10,976	9,065	8,344
12/31/1999	19.13%	235,000	235,000	15,974	15,065	13,342	12,433
12/31/2000	5.28%	235,000	235,000	18,520	17,518	15,888	14,886
12/31/2001	-32.41%	235,000	235,000	13,422	12,711	10,790	10,079
12/31/2002	-20.32%	235,000	235,000	11,867	11,261	9,235	8,629
12/31/2003	17.47%	235,000	235,000	15,889	15,127	13,257	12,495
12/31/2004	23.56%	235,000	235,000	21,640	20,646	19,447	18,454

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

Alger American Balanced Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/1995	28.62%	$235,000	$235,000	$2,408	$2,078	$942	$612
12/31/1996	10.17%	235,000	235,000	4,648	4,235	3,044	2,631
12/31/1997	19.82%	235,000	235,000	7,723	7,176	5,091	4,544
12/31/1998	31.51%	235,000	235,000	12,502	11,731	9,870	9,099
12/31/1999	29.21%	235,000	235,000	18,395	17,346	15,763	14,714
12/31/2000	-2.76%	235,000	235,000	19,415	18,353	16,783	15,721
12/31/2001	-1.93%	235,000	235,000	20,542	19,458	17,910	16,826
12/31/2002	-12.29%	235,000	235,000	19,313	18,322	16,681	15,690
12/31/2003	19.03%	235,000	235,000	24,938	23,709	22,306	21,077
12/31/2004	4.56%	235,000	235,000	27,656	26,326	25,464	24,134

Alger American Growth Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/1995	36.37%	$235,000	$235,000	$2,569	$2,227	$1,103	$761
12/31/1996	13.35%	235,000	235,000	4,971	4,534	3,367	2,930
12/31/1997	25.75%	235,000	235,000	8,524	7,922	5,892	5,290
12/31/1998	48.07%	235,000	235,000	15,304	14,356	12,672	11,724
12/31/1999	33.74%	235,000	235,000	22,788	21,467	20,156	18,835
12/31/2000	-14.77%	235,000	235,000	20,685	19,522	18,053	16,890
12/31/2001	-11.81%	235,000	235,000	19,540	18,475	16,908	15,843
12/31/2002	-32.99%	235,000	235,000	13,981	13,234	11,349	10,602
12/31/2003	35.16%	235,000	235,000	21,203	20,139	18,571	17,507
12/31/2004	5.50%	235,000	235,000	23,985	22,817	21,793	20,624

Alger American Income & Growth Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/1995	35.13%	$235,000	$235,000	$2,543	$2,203	$1,077	$737
12/31/1996	19.68%	235,000	235,000	5,233	4,775	3,629	3,171
12/31/1997	36.29%	235,000	235,000	9,620	8,941	6,988	6,309
12/31/1998	32.39%	235,000	235,000	15,092	14,139	12,460	11,507
12/31/1999	42.45%	235,000	235,000	23,998	22,587	21,366	19,955
12/31/2000	-1.27%	235,000	235,000	25,222	23,788	22,590	21,156
12/31/2001	-14.32%	235,000	235,000	22,834	21,568	20,202	18,936
12/31/2002	-31.10%	235,000	235,000	16,638	15,734	14,006	13,102
12/31/2003	29.84%	235,000	235,000	23,789	22,562	21,157	19,930
12/31/2004	7.85%	235,000	235,000	27,310	25,940	25,117	23,748

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

Alger American Leveraged AllCap Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	12.04%	$235,000	$235,000	$2,066	$1,760	$600	$294
12/31/1997	19.68%	235,000	235,000	4,665	4,247	3,061	2,644
12/31/1998	57.83%	235,000	235,000	10,299	9,579	7,667	6,947
12/31/1999	78.06%	235,000	235,000	21,633	20,288	19,001	17,656
12/31/2000	-24.83%	235,000	235,000	17,357	16,312	14,725	13,680
12/31/2001	-15.93%	235,000	235,000	15,862	14,945	13,230	12,313
12/31/2002	-33.91%	235,000	235,000	11,374	10,734	8,742	8,102
12/31/2003	34.72%	235,000	235,000	17,614	16,698	14,982	14,066
12/31/2004	8.19%	235,000	235,000	20,790	19,752	18,158	17,120

Alger American Mid Cap Growth Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	44.45%	$235,000	$235,000	$2,736	$2,383	$1,270	$917
12/31/1996	11.90%	235,000	235,000	5,090	4,646	3,487	3,042
12/31/1997	15.01%	235,000	235,000	7,907	7,346	5,275	4,714
12/31/1998	30.30%	235,000	235,000	12,623	11,839	9,991	9,207
12/31/1999	31.85%	235,000	235,000	18,938	17,852	16,306	15,220
12/31/2000	9.18%	235,000	235,000	22,443	21,211	19,811	18,579
12/31/2001	-6.52%	235,000	235,000	22,374	21,182	19,742	18,550
12/31/2002	-29.54%	235,000	235,000	16,704	15,831	14,072	13,199
12/31/2003	47.79%	235,000	235,000	27,247	25,899	24,615	23,267
12/31/2004	13.04%	235,000	235,000	32,546	30,976	30,354	28,783

Alger American Small Capitalization Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	44.31%	$235,000	$235,000	$2,733	$2,380	$1,267	$914
12/31/1996	4.18%	235,000	235,000	4,718	4,303	3,114	2,699
12/31/1997	11.39%	235,000	235,000	7,236	6,724	4,604	4,092
12/31/1998	15.53%	235,000	235,000	10,382	9,742	7,750	7,110
12/31/1999	43.42%	235,000	235,000	17,430	16,456	14,798	13,824
12/31/2000	-27.20%	235,000	235,000	13,735	12,990	11,103	10,358
12/31/2001	-29.51%	235,000	235,000	10,670	10,109	8,038	7,477
12/31/2002	-26.22%	235,000	235,000	8,943	8,491	6,311	5,859
12/31/2003	42.34%	235,000	235,000	15,203	14,502	12,571	11,870
12/31/2004	16.57%	235,000	235,000	19,589	18,721	17,397	16,529

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

Dreyfus VIF-Appreciation Portfolio-Initial Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	33.52%	$235,000	$235,000	$2,510	$2,172	$1,044	$706
12/31/1996	25.56%	235,000	235,000	5,462	4,985	3,858	3,381
12/31/1997	28.05%	235,000	235,000	9,312	8,648	6,680	6,016
12/31/1998	30.22%	235,000	235,000	14,438	13,522	11,806	10,890
12/31/1999	11.46%	235,000	235,000	17,962	16,894	15,330	14,262
12/31/2000	-0.65%	235,000	235,000	19,418	18,314	16,786	15,682
12/31/2001	-9.31%	235,000	235,000	18,964	17,923	16,332	15,291
12/31/2002	-16.71%	235,000	235,000	17,010	16,104	14,378	13,472
12/31/2003	21.17%	235,000	235,000	22,615	21,468	19,983	18,836
12/31/2004	5.05%	235,000	235,000	25,358	24,107	23,166	21,915

Dreyfus VIF-Money Market Portfolio

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	5.66%	$35,000	$235,000	$1,935	$1,639	$469	$173
12/31/1996	5.10%	235,000	235,000	3,927	3,568	2,324	1,965
12/31/1997	5.19%	235,000	235,000	5,990	5,564	3,358	2,932
12/31/1998	5.12%	235,000	235,000	8,114	7,619	5,482	4,987
12/31/1999	4.78%	235,000	235,000	10,269	9,704	7,637	7,072
12/31/2000	5.98%	235,000	235,000	12,628	11,983	9,996	9,351
12/31/2001	3.97%	235,000	235,000	14,783	14,065	12,151	11,433
12/31/2002	1.46%	235,000	235,000	16,600	15,826	13,968	13,194
12/31/2003	0.70%	235,000	235,000	18,300	17,475	15,668	14,843
12/31/2004	0.80%	235,000	235,000	19,979	19,103	17,786	16,910
Dreyfus VIF-Quality Bond Portfolio-Initial Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	20.42%	$235,000	$235,000	$2,239	$1,920	$773	$454
12/31/1996	3.13%	235,000	235,000	4,161	3,785	2,557	2,181
12/31/1997	9.42%	235,000	235,000	6,496	6,036	3,864	3,404
12/31/1998	5.49%	235,000	235,000	8,675	8,143	6,043	5,511
12/31/1999	0.18%	235,000	235,000	10,362	9,783	7,730	7,151
12/31/2000	11.20%	235,000	235,000	13,372	12,680	10,740	10,048
12/31/2001	6.69%	235,000	235,000	15,970	15,185	13,338	12,553
12/31/2002	7.76%	235,000	235,000	18,933	18,040	16,301	15,408
12/31/2003	4.94%	235,000	235,000	21,528	20,545	18,896	17,913
12/31/2004	3.37%	235,000	235,000	23,825	22,763	21,632	20,571

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	34.56%	$235,000	$235,000	$2,531	$2,192	$1,065	$726
12/31/1996	21.23%	235,000	235,000	5,290	4,827	3,686	3,223
12/31/1997	28.43%	235,000	235,000	9,120	8,473	6,488	5,841
12/31/1998	29.38%	235,000	235,000	14,096	13,206	11,464	10,574
12/31/1999	30.08%	235,000	235,000	20,587	19,377	17,955	16,745
12/31/2000	-11.03%	235,000	235,000	19,666	18,551	17,034	15,919
12/31/2001	-22.57%	235,000	235,000	16,318	15,419	13,686	12,787
12/31/2002	-28.94%	235,000	235,000	12,581	11,907	9,949	9,275
12/31/2003	26.00%	235,000	235,000	17,974	17,072	15,342	14,440
12/31/2004	6.21%	235,000	235,000	20,735	19,729	18,542	17,537

Evergreen VA Balanced Fund

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1997	27.80%	$235,000	$235,000	$2,391	$2,062	$925	$596
12/31/1998	10.63%	235,000	235,000	4,650	4,236	3,046	2,633
12/31/1999	10.64%	235,000	235,000	7,110	6,604	4,478	3,972
12/31/2000	-4.93%	235,000	235,000	8,368	7,842	5,736	5,210
12/31/2001	-8.57%	235,000	235,000	9,148	8,625	6,516	5,993
12/31/2002	-9.66%	235,000	235,000	9,704	9,188	7,072	6,556
12/31/2003	15.78%	235,000	235,000	13,137	12,490	10,505	9,858
12/31/2004	6.31%	235,000	235,000	15,673	14,938	13,041	12,306

Evergreen VA International Equity Fund

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1999	38.22%	$235,000	$235,000	$2,607	$2,263	$1,141	$797
12/31/2000	-5.06%	235,000	235,000	4,157	3,785	2,554	2,182
12/31/2001	-18.18%	235,000	235,000	4,785	4,440	2,153	1,808
12/31/2002	-10.47%	235,000	235,000	5,794	5,441	3,162	2,809
12/31/2003	31.32%	235,000	235,000	9,924	9,406	7,292	6,774
12/31/2004	19.21%	235,000	235,000	13,843	13,175	11,211	10,543

Evergreen VA Special Values Fund

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1999	12.07%	$235,000	$235,000	$2,067	$1,761	$601	$295
12/31/2000	20.71%	235,000	235,000	4,708	4,287	3,104	2,683
12/31/2001	18.11%	235,000	235,000	7,679	7,131	5,047	4,499
12/31/2002	-12.60%	235,000	235,000	8,161	7,641	5,529	5,009
12/31/2003	29.52%	235,000	235,000	12,838	12,110	10,206	9,478
12/31/2004	20.37%	235,000	235,000	17,476	16,550	14,844	13,918

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

MFS® Emerging Growth Series

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	17.02%	$235,000	$235,000	$2,169	$1,855	$703	$389
12/31/1997	21.90%	235,000	235,000	4,881	4,447	3,277	2,843
12/31/1998	34.16%	235,000	235,000	8,995	8,358	6,363	5,726
12/31/1999	76.71%	235,000	235,000	19,167	17,977	16,535	15,345
12/31/2000	-19.61%	235,000	235,000	16,623	15,631	13,991	12,999
12/31/2001	-33.49%	235,000	235,000	11,982	11,289	9,350	8,657
12/31/2002	-33.76%	235,000	235,000	8,853	8,359	6,221	5,727
12/31/2003	30.23%	235,000	235,000	13,740	13,042	11,108	10,410
12/31/2004	12.96%	235,000	235,000	17,369	16,531	14,737	13,899

MFS® High Income Series

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	11.80%	$235,000	$235,000	$2,061	$1,756	$595	$290
12/31/1997	13.62%	235,000	235,000	4,410	4,012	2,806	2,409
12/31/1998	-0.18%	235,000	235,000	6,148	5,706	3,516	3,074
12/31/1999	6.44%	235,000	235,000	8,387	7,869	5,755	5,237
12/31/2000	-6.67%	235,000	235,000	9,364	8,836	6,732	6,204
12/31/2001	2.07%	235,000	235,000	11,229	10,645	8,597	8,013
12/31/2002	2.56%	235,000	235,000	13,149	12,503	10,517	9,871
12/31/2003	17.96%	235,000	235,000	17,453	16,641	14,821	14,009
12/31/2004	9.15%	235,000	235,000	20,804	19,870	18,172	17,238

MFS® Investors Trust Series

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	24.46%	$235,000	$235,000	$2,322	$1,998	$856	$532
12/31/1997	29.78%	235,000	235,000	5,412	4,937	3,809	3,334
12/31/1998	22.32%	235,000	235,000	8,821	8,189	6,189	5,557
12/31/1999	6.69%	235,000	235,000	11,245	10,524	8,613	7,892
12/31/2000	-0.15%	235,000	235,000	12,880	12,115	10,248	9,483
12/31/2001	-15.95%	235,000	235,000	12,120	11,437	9,488	8,805
12/31/2002	-20.96%	235,000	235,000	10,744	10,165	8,112	7,533
12/31/2003	22.15%	235,000	235,000	15,161	14,403	12,529	11,771
12/31/2004	11.36%	235,000	235,000	18,693	17,800	16,061	15,168

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

MFS® Research Series

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	22.33%	$235,000	$235,000	$2,278	$1,957	$812	$491
12/31/1997	20.26%	235,000	235,000	4,943	4,505	3,339	2,901
12/31/1998	23.39%	235,000	235,000	8,324	7,731	5,692	5,099
12/31/1999	24.05%	235,000	235,000	12,517	11,730	9,885	9,098
12/31/2000	-4.85%	235,000	235,000	13,459	12,668	10,827	10,036
12/31/2001	-21.25%	235,000	235,000	11,785	11,124	9,153	8,492
12/31/2002	-24.54%	235,000	235,000	9,989	9,452	7,357	6,820
12/31/2003	24.71%	235,000	235,000	14,551	13,829	11,919	11,197
12/31/2004	15.85%	235,000	235,000	18,761	17,875	16,129	15,243

MFS® Total Return Series

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	27.34%	$235,000	$235,000	$2,382	$2,053	$916	$587
12/31/1996	14.37%	235,000	235,000	4,805	4,379	3,202	2,776
12/31/1997	21.30%	235,000	235,000	8,012	7,443	5,380	4,811
12/31/1998	12.33%	235,000	235,000	10,953	10,266	8,321	7,634
12/31/1999	3.08%	235,000	235,000	13,008	12,255	10,376	9,623
12/31/2000	16.02%	235,000	235,000	17,025	16,103	14,393	13,471
12/31/2001	0.25%	235,000	235,000	18,625	17,656	15,993	15,024
12/31/2002	-5.17%	235,000	235,000	19,111	18,149	16,479	15,517
12/31/2003	16.32%	235,000	235,000	24,124	22,958	21,492	20,326
12/31/2004	11.32%	235,000	235,000	28,579	27,233	26,386	25,040

Scudder VIT Equity 500 Index Fund—Class A

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1998	28.71%	$235,000	$235,000	$2,410	$2,079	$944	$613
12/31/1999	20.39%	235,000	235,000	5,106	4,657	3,503	3,053
12/31/2000	-9.24%	235,000	235,000	6,193	5,742	3,561	3,110
12/31/2001	-12.18%	235,000	235,000	6,906	6,467	4,274	3,835
12/31/2002	-22.31%	235,000	235,000	6,597	6,217	3,965	3,585
12/31/2003	28.16%	235,000	235,000	10,664	10,123	8,032	7,491
12/31/2004	10.59%	235,000	235,000	13,588	12,940	10,956	10,308

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

Scudder VIT Small Cap Index Fund—Class A

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1998	-2.18%	$235,000	$235,000	$1,774	$1,490	$308	$24
12/31/1999	20.16%	235,000	235,000	4,335	3,942	2,732	2,339
12/31/2000	-3.87%	235,000	235,000	5,840	5,417	3,208	2,785
12/31/2001	2.07%	235,000	235,000	7,717	7,239	5,085	4,607
12/31/2002	-20.58%	235,000	235,000	7,391	6,971	4,759	4,339
12/31/2003	46.42%	235,000	235,000	13,396	12,723	10,764	10,091
12/31/2004	17.76%	235,000	235,000	17,699	16,857	15,067	14,225

Franklin Real Estate Fund—Class 2

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	17.52%	$235,000	$235,000	$2,179	$1,865	$713	$399
12/31/1996	32.82%	235,000	235,000	5,356	4,884	3,753	3,281
12/31/1997	20.70%	235,000	235,000	8,633	8,012	6,001	5,380
12/31/1998	-16.82%	235,000	235,000	8,541	7,984	5,909	5,352
12/31/1999	-6.36%	235,000	235,000	9,538	8,974	6,906	6,342
12/31/2000	31.59%	235,000	235,000	14,816	14,019	12,184	11,387
12/31/2001	7.88%	235,000	235,000	17,704	16,797	15,072	14,165
12/31/2002	2.07%	235,000	235,000	19,670	18,700	17,038	16,068
12/31/2003	35.75%	235,000	235,000	29,000	27,629	26,368	24,997
12/31/2004	31.80%	235,000	235,000	40,353	38,494	38,160	36,301

Franklin Zero Coupon Fund—2010—Class 2

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	42.79%	$235,000	$235,000	$2,702	$2,351	$1,236	$885
12/31/1996	-2.69%	235,000	235,000	4,359	3,972	2,755	2,369
12/31/1997	16.57%	235,000	235,000	7,170	6,668	4,538	4,036
12/31/1998	14.45%	235,000	235,000	10,206	9,583	7,574	6,951
12/31/1999	-12.24%	235,000	235,000	10,371	9,783	7,739	7,151
12/31/2000	18.72%	235,000	235,000	14,314	13,565	11,682	10,933
12/31/2001	5.62%	235,000	235,000	16,795	15,958	14,163	13,326
12/31/2002	20.10%	235,000	235,000	22,142	21,086	19,510	18,454
12/31/2003	3.40%	235,000	235,000	24,508	23,372	21,876	20,740
12/31/2004	4.45%	235,000	235,000	27,179	25,948	24,987	23,755

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

Templeton Foreign Securities Fund—Class 2

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	15.78%	$235,000	$235,000	$2,143	$1,832	$677	$366
12/31/1996	24.04%	235,000	235,000	4,940	4,501	3,336	2,897
12/31/1997	13.73%	235,000	235,000	7,645	7,096	5,013	4,464
12/31/1998	9.08%	235,000	235,000	10,228	9,582	7,596	6,950
12/31/1999	23.23%	235,000	235,000	14,734	13,887	12,102	11,255
12/31/2000	-2.38%	235,000	235,000	15,939	15,068	13,307	12,436
12/31/2001	-15.99%	235,000	235,000	14,631	13,860	11,999	11,228
12/31/2002	-18.56%	235,000	235,000	13,116	12,449	10,484	9,817
12/31/2003	32.21%	235,000	235,000	19,589	18,652	16,957	16,020
12/31/2004	18.53%	235,000	235,000	25,109	23,949	22,916	21,756

Templeton Global Asset Allocation Fund—Class 2

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	22.48%	$235,000	$235,000	$2,281	$1,960	$815	$494
12/31/1996	18.93%	235,000	235,000	4,889	4,455	3,285	2,851
12/31/1997	15.37%	235,000	235,000	7,701	7,151	5,069	4,519
12/31/1998	6.10%	235,000	235,000	9,999	9,368	7,367	6,736
12/31/1999	22.54%	235,000	235,000	14,370	13,546	11,738	10,914
12/31/2000	0.04%	235,000	235,000	15,981	15,113	13,349	12,481
12/31/2001	-9.95%	235,000	235,000	15,751	14,927	13,119	12,295
12/31/2002	-4.39%	235,000	235,000	16,538	15,707	13,906	13,075
12/31/2003	31.95%	235,000	235,000	24,052	22,902	21,420	20,270
12/31/2004	15.72%	235,000	235,000	29,647	28,269	27,455	26,076

Templeton Global Income Securities Fund—Class 2

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	14.68%	$235,000	$235,000	$2,121	$1,811	$655	$345
12/31/1996	9.64%	235,000	235,000	4,311	3,922	2,707	2,318
12/31/1997	2.47%	235,000	235,000	6,218	5,773	3,586	3,141
12/31/1998	7.08%	235,000	235,000	8,514	7,990	5,882	5,358
12/31/1999	-6.09%	235,000	235,000	9,542	9,006	6,910	6,374
12/31/2000	4.14%	235,000	235,000	11,650	11,045	9,018	8,413
12/31/2001	2.24%	235,000	235,000	13,534	12,869	10,902	10,237
12/31/2002	21.15%	235,000	235,000	18,402	17,546	15,770	14,914
12/31/2003	22.44%	235,000	235,000	24,557	23,457	21,925	20,825
12/31/2004	14.74%	235,000	235,000	29,969	28,659	27,777	26,467

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 35	Death Benefit Option A
Stated Death Benefit $235,000	Annual Premium $2,500

Wells Fargo Advantage Discovery Fund (Variable Trust)

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1997	11.39%	$235,000	$235,000	$2,053	$1,748	$587	$282
12/31/1998	7.26%	235,000	235,000	4,139	3,764	2,535	2,160
12/31/1999	5.09%	235,000	235,000	6,205	5,763	3,573	3,131
12/31/2000	4.39%	235,000	235,000	8,279	7,771	5,647	5,139
12/31/2001	4.08%	235,000	235,000	10,369	9,793	7,737	7,161
12/31/2002	-12.02%	235,000	235,000	10,509	9,960	7,877	7,328
12/31/2003	39.43%	235,000	235,000	17,024	16,203	14,392	13,571
12/31/2004	15.72%	235,000	235,000	21,580	20,581	18,948	17,949

Wells Fargo Advantage Opportunity Fund (Variable Trust)

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1995	25.82%	235,000	235,000	2,350	2,024	884	558
12/31/1996	18.15%	235,000	235,000	4,936	4,499	3,332	2,896
12/31/1997	25.45%	235,000	235,000	8,459	7,859	5,827	5,227
12/31/1998	13.54%	235,000	235,000	11,580	10,850	8,948	8,218
12/31/1999	34.91%	235,000	235,000	17,985	16,946	15,353	14,314
12/31/2000	6.60%	235,000	235,000	20,891	19,738	18,259	17,106
12/31/2001	-3.70%	235,000	235,000	21,576	20,425	18,944	17,793
12/31/2002	-26.82%	235,000	235,000	16,788	15,911	14,156	13,279
12/31/2003	37.01%	235,000	235,000	25,335	24,079	22,703	21,447
12/31/2004	18.22%	235,000	235,000	31,813	30,279	29,620	28,086

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Adjusted Historical Subaccount Performance Data

This chart represents past performance of the Subaccounts over the period shown, after deduction of underlying fund expenses, and deduction of variable account mortality and expense risk charges (deducted daily at an annual rate of 0.75%).

These returns do not reflect deductions for:

• monthly cost of insurance charges.	• rider charges.

• monthly administrative expense charges.	• policyholder transaction charges.

• percentage of premium expense charges.	• surrender charges.

If the returns had reflected the effect of such charges, performance would have been significantly lower.

AVERAGE ANNUAL RETURNS USING ADJUSTED HISTORICAL

DATA FOR PERIODS ENDING 12/31/04

EXCLUDING COST OF INSURANCE, WITHDRAWAL & OTHER CHARGES (1)

FUND PORTFOLIO	1 Year	3 Years	5 Years	10 Years	Since Inception(2)	Inception Date (2)
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund	5.83%	0.71%	(7.21)%	7.55%	8.20%	05/05/1993
AIM V.I. Core Equity Fund	8.15%	3.82%	(6.18)%	9.26%	8.60%	05/02/1994
AIM V.I. Core Stock Fund	3.46%	0.36%	(1.01)%	9.41%	9.13%	08/09/1994
AIM V.I. Government Securities Fund	1.80%	3.55%	5.09%	5.32%	4.40%	05/05/1993
AIM V.I. Growth Fund	7.42%	(1.40)%	(13.07)%	5.77%	5.50%	05/05/1993
AIM V.I. International Growth Fund**	23.08%	9.68%	(6.06)%	6.63%	6.98%	05/05/1993
AIM V.I. Premier Equity Fund	4.98%	(3.38)%	(7.89)%	7.86%	8.23%	05/05/1993
AIM V.I. Technology Fund**	3.85%	(7.55)%	(20.24)%	—	2.24%	05/20/1997
AIM V.I. Utilities Fund	22.63%	4.18%	(4.54)%	—	5.66%	01/03/1995
The Alger American Fund
Alger American Balanced Portfolio	3.78%	2.20%	0.05%	10.80%	8.45%	09/05/1989
Alger American Growth Portfolio	4.71%	(2.24)%	(7.11)%	9.88%	12.12%	01/08/1989
Alger American Income & Growth Portfolio	7.04%	(1.93)%	(4.70)%	12.16%	9.69%	11/15/1988
Alger American Leveraged AllCap Portfolio	7.38%	(1.98)%	(10.13)%	—	14.12%	01/25/1995
Alger American MidCap Growth Portfolio	12.20%	4.80%	2.96%	13.54%	14.40%	05/03/1993
Alger American Small Capitalization Portfolio**	15.70%	6.17%	(9.56)%	4.93%	10.00%	09/20/1988
Dreyfus Funds
Dreyfus VIF—Appreciation Portfolio	4.26%	1.20%	(1.66)%	10.69%	9.81%	04/05/1993
Dreyfus VIF—Quality Bond Portfolio	2.59%	4.56%	5.97%	6.34%	6.84%	08/31/1990
The Dreyfus Socially Responsible Growth Fund, Inc.	5.41%	(2.40)%	(8.80)%	7.92%	7.76%	10/07/1993
Evergreen Variable Trust
Evergreen VA Balanced Fund	5.51%	2.82%	(1.42)%	—	5.70%	03/01/1996
Evergreen VA International Equity Fund**	18.32%	11.08%	0.95%	—	4.79%	08/17/1998
Evergreen VA Special Values Fund**	19.47%	10.04%	13.35%	—	11.05%	05/01/1998
MFS® Variable Insurance TrustSM
MFS® Emerging Growth Series	12.11%	(1.60)%	(12.88)%	—	7.20%	07/24/1995
MFS® High Income Series	8.33%	8.89%	3.91%	—	5.56%	07/26/1995
MFS® Investors Trust Series	10.52%	1.68%	(2.77)%	—	7.16%	10/09/1995
MFS® Research Series	14.98%	2.15%	(4.68)%	—	7.02%	07/26/1995
MFS® Total Return Series	10.49%	6.28%	6.59%	—	10.49%	01/03/1995
Scudder Investment VIT Funds
Scudder VIT Equity 500 Index Fund—Class A	9.76%	2.49%	(3.31)%	—	3.82%	10/01/1997
Scudder Small Cap Index** Fund—Class A	16.88%	10.22%	5.29%	—	6.34%	08/22/1997
Franklin Templeton Variable Insurance Products Trust
Franklin Real Estate Fund—Class 2	30.81%	21.32%	20.09%	13.43%	11.54%	01/24/1989
Franklin Zero Coupon Fund—2010—Class 2	3.67%	8.25%	9.40%	9.40%	9.28%	03/14/1989
Templeton Foreign Securities Fund—Class 2	17.64%	7.66%	0.16%	7.87%	8.55%	05/01/1992
Templeton Global Asset Allocation Fund—Class 2	14.85%	12.60%	4.84%	10.31%	9.78%	08/24/1988
Templeton Global Income Securities Fund—Class 2	13.88%	18.51%	11.79%	8.10%	7.37%	01/24/1989
Wells Fargo Variable Trust
Wells Fargo Advantage Discovery Fund+	14.86%	11.55%	8.24%	9.38%	9.13%	05/08/1992
Wells Fargo Advantage Opportunity Fund	17.33%	5.04%	3.22%	12.43%	13.14%	05/08/1992

FOOTNOTES

Investment return and principal value of each subaccount in the Titanium Investor Variable Universal Life Insurance Policy will fluctuate, so that the units in each Subaccount of the Titanium Universal Life Variable Account, when redeemed, may be worth more or less than their original cost. The Policies involve certain risks, including possible loss of principal. Data provided for any past period is not an indication or representation of future yields or rates of return.

(1) The Titanium Universal Life Variable Account’s average annual compounded total return figures using adjusted historical data are calculated as of the end of the periods shown, and assume that the Variable Account had been in existence and a Policy had been in force during the periods shown and not surrendered. Returns assume that all capital gains and dividends are reinvested. This chart represents past performance over the periods shown, after deduction of underlying fund expenses, and deduction of variable account mortality and expense risk charges (deducted daily at an annual rate of 0.75%). The returns do not reflect deductions for monthly cost of insurance charges, monthly administrative expense charges, percentage of premium expense charges, rider charges, policyholder transaction charges or surrender charges. The impact of these deductions depend on the age and rate class of the insured, the size and type of death benefit selected, the amount of premium paid, and other factors. IF THE RETURNS HAD REFLECTED THE EFFECT OF SUCH CHARGES, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. Please refer to the hypothetical illustrations and the Adjusted Historical Policy Performance Data to see examples of the effect on performance of the cost of insurance and other charges, based on various assumptions regarding the factors noted above. See the Hypothetical Illustrations, which reflect the deduction of all charges applicable to an actual policy. Please obtain a personalized illustration from your representative or our office showing the impact of the additional charges on your policy’s performance.

The Titanium Investor Variable Universal Life Insurance Policy commenced operations on 5/22/00. The adjusted historical performance data shown is calculated from the inception date of the underlying funds, not from the commencement date of the policy. Returns were derived by reducing the portfolio’s actual performance during the periods shown by the variable account mortality and expense risk charges discussed above that would have been imposed had the portfolios been in the Titanium Investor Variable Universal Life Insurance Policy during the period.

Performance numbers are based on values provided by fund companies and are assumed to be accurate. United Investors Life cannot, however, guarantee their accuracy.

(2) Total return for the period the portfolio has been available is shown in the Since Inception column. The Inception Date, the date the SEC declared the underlying find’s registration statement effective, is also shown.

DREYFUS VIF-MONEY MARKET PORTFOLIO: The current annualized yield of the Dreyfus VIF-Money Market Portfolio for the seven-day period ending 12/31/04 was 0.70%. For the same period, the effective yield was 0.70%. The yield on amounts held in the Dreyfus VIF-Money Market Portfolio normally will fluctuate on a daily basis. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. Although the Portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

** There are additional risks associated with investing in SMALL CAPITALIZATION FUNDS (such as increased volatility, illiquidity, business risks, etc.), INTERNATIONAL FUNDS (such as currency, political, economic, foreign transaction, etc.) and TECHNOLOGY FUNDS (such as lack of commercial success, becoming quickly obsolete, greater volatility, etc.).

+ Prior to 04/08/05, the portfolio offered under this policy was the Strong MidCap Growth Fund II. On 04/08/05, that portfolio was merged into the Wells Fargo Advantage Discovery Fund. The performance shown reflects the returns that would have resulted if the Wells Fargo Advantage Discovery Fund had been offered under this policy since the Fund’s inception date.

The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on page 58 of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call 1-800-340-3787 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-09657

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

STATEMENT OF ADDITIONAL INFORMATION

Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding TITANIUM INVESTOR Variable Universal Life Insurance, a flexible premium variable life insurance policy (the “policy”) offered by United Investors Life Insurance Company (“United Investors”). This SAI is not a prospectus, and it should be read together with the prospectus for the policy dated May 1, 2005 (the “prospectus”). You may obtain a copy of the prospectus by writing or calling us at our address or phone number shown above. Terms used in the prospectus are incorporated in this SAI.

The date of this Statement of Additional Information is May 1, 2005.

STATEMENT OF ADDITIONAL INFORMATION

Additional Policy Information	3

The Contract	3

Incontestability	3

Misstatement of Age or Sex	3

Suicide Exclusion	3

Assignment and Change of Owner	3

Automatic Continuation of Benefits	3

Dividends	4

Valuation of Units	4

Reduction in Charges for Certain Groups	4

Performance Data	5

Yields and Total Returns	5

Other Information	6

Underwriters	6

Experts	6

Potential Conflicts of Interest	7

Reports to Owners	7

Legal Matters	7

Additional Information	7

Financial Statements	8

Additional Policy Information

The Contract

The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Incontestability

After the policy has been in force during the insured’s lifetime for a period of two years from the policy’s effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

Misstatement of Age or Sex

The death benefit will be adjusted if the insured’s age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

Suicide Exclusion

The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy’s effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any withdrawals and any loan balance.

Certain states may require suicide exclusion provisions that differ from those stated here.

Assignment and Change of Owner

You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See “Tax Considerations” in the prospectus.) You may change the policy owner by sending a written request to us (at our administrative office) while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of policy owner may have tax consequences. (See “Tax Considerations” in the prospectus.) A change of policy owner does not change the beneficiary designation. (See “Beneficiary” in the prospectus.) Any such assignment or change must be in a written form acceptable to us.

Automatic Continuation of Benefits

If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under “Premiums to Prevent Termination” in the prospectus. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

3

Dividends

The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

Valuation of Units

Each variable subaccount’s unit value was arbitrarily set at $10.00 when the variable subaccount was established. The unit value is determined on each business day by multiplying the unit value for the variable subaccount on the prior business day by the variable subaccount’s net investment factor for the current business day.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable subaccount from one business day to the next. The net investment factor for any variable subaccount for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is:

	(1)	the net asset value per share of the portfolio shares held in the variable subaccount determined at the end of the current business day; plus

	(2)	the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable subaccount, if the “ex-dividend” date occurs during the current business day; plus or minus

	(3)	a per share charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable subaccount;

(b)	is:

	(1)	the net asset value per share of the portfolio shares held in the variable subaccount, determined at the end of the last prior business day; plus or minus

	(2)	the charge or credit for any taxes reserved for the last prior business day; and

(c)	is a deduction for the current mortality and expense risk charge for the number of days since the last prior business day.

Reduction in Charges for Certain Groups

We do waive or reduce the administrative charges, the premium expense charges, the transaction charges and the surrender charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy; or

(b)	individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

For Massachusetts residents, Item (b) is applicable to internal 1035 Exchanges only.

4

Performance Data

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the portfolios or the variable subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a variable subaccount are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses (see the prospectuses for the underlying mutual fund portfolios), but does not reflect any of the policy level or variable account asset based charges, which if reflected would result in substantially lower performance figures. Performance figures for the variable subaccounts may reflect deduction of the mortality and expense risk charge, but may not reflect other policy level charges (such as the monthly deduction, premium expense charges, rider charges, transaction fees, or surrender charges) which if reflected would result in substantially lower performance figures.

In advertising and sales literature, the performance of each variable subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the variable subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, surrender charges, insurance or risk charges, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each variable subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a variable subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from variable subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a variable subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your policy.

5

Other Information

Underwriters

United Securities Alliance, Inc. (“United Securities”), Financial Plaza A, 7730 East Belleview Ave., Suite AG-9, Greenwood Village, Colorado, is the principal underwriter of the policies. The policies are offered to the public through registered representatives of United Securities and of other broker-dealers (“selling firms”) licensed under the federal securities laws and state insurance laws. Commissions are paid to United Securities for sales of the policies by its own sales representatives or by sales representatives of the selling firms.

We may pay the selling firms additional amounts for: (1) “preferred product” treatment of the policies in its marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for its sales representatives; and (4) other sales expenses incurred by a selling firm. We may make bonus payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

For each of the last three fiscal years, the following sales compensation was paid with respect to the policies:

Fiscal year	Aggregate Amount of Commissions Paid*
2002	$5,150,459.76
2003	$3,174,811.50
2004	$3,384,264.59

*	Includes sales compensation paid to registered persons of United Securities or to other selling firms. We have no information as to the amount retained by the principal underwriter.

The offering of the policies is continuous, and we do not anticipate discontinuing the offering of the policies. However, we reserve the right to discontinue the offering of the policies at any time.

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2004 and 2003 and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2004 and the balance sheets of the portfolios of Titanium Universal Life Variable Account as of December 31, 2004 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2004 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6678.

Actuarial matters included in the Prospectus and Statement of Additional Information have been examined by W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

6

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Reports to Owners

At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable subaccount in which you have policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a withdrawal, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic report.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

7

Financial Statements

The financial statements of United Investors, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

United Investors Life Insurance Company

Financial Statements as of

December 31, 2004 and 2003 and for the Years

Ended December 31, 2004, 2003, and 2002,

and Independent Auditors’ Report

UNITED INVESTORS LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

United Investors Life Insurance Company

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2004 and 2003, and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. United Investors is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of United Investors’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 to the financial statements, in 2004 United Investors changed its method of accounting for guaranteed minimum policy benefits in accordance with Statement of Position 03-1, Accounting and Reporting by Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In addition, as described in Note 1 to the financial statements, in 2003 United Investors changed its method of accounting for an embedded derivative in a modified coinsurance agreement in accordance with Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 28, 2005

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

DECEMBER 31, 2004 AND 2003

(Dollar amounts in thousands except per share data)

	2004	2003
ASSETS
INVESTMENTS:
Fixed maturities-available for sale, at fair value (amortized cost: 2004 - $808,091; 2003 - $799,801)	$869,904	$861,965
Preferred stock of affiliate, at fair value which approximates cost	240,412	240,412
Policy loans	25,526	24,058
Other long-term investments	21,769	13,837
Short term investments	11,927	7,441

Total investments	1,169,538	1,147,713
Accrued investment income (includes amounts from affiliates: 2004 - $477; 2003 - $477)	15,099	14,974
Receivables	5,677	6,595
Due from affiliate (includes funds withheld on reinsurance: 2004 - $409,129; 2003 - $374,170)	417,130	379,096
Deferred acquisition costs and value of insurance purchased	229,307	245,485
Goodwill	26,628	26,628
Property and equipment	129	201
Other assets	523	1,340
Separate account assets	1,594,278	1,693,900

Total assets	$3,458,309	$3,515,932

(continued)

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

DECEMBER 31, 2004 AND 2003

(Dollar amounts in thousands except per share data)

	2004	2003
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Future policy benefits (includes reserves assumed from affiliates: 2004 - $418,500; 2003 - $381,364)	$998,375	$957,744
Unearned and advance premiums	2,026	2,162
Other policy benefits	10,799	10,456

Total policy liabilities	1,011,200	970,362
Deferred and accrued income taxes	133,058	135,222
Other liabilities	12,092	14,254
Due to affiliates	5,305	3
Separate account liabilities	1,594,278	1,693,900

Total liabilities	2,755,933	2,813,741

SHAREHOLDERS’ EQUITY:
Common stock, par value $6 per share authorized, issued and outstanding: 500,000 shares	3,000	3,000
Additional paid in capital	351,556	351,476
Accumulated other comprehensive income	34,736	34,981
Retained earnings	313,084	312,734

Total shareholders’ equity	702,376	702,191

Total liabilities and shareholders’ equity	$3,458,309	$3,515,932

(concluded)

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

(Dollar amounts in thousands)

	2004	2003	2002
REVENUE:
Premium income	$81,857	$83,724	$86,357
Policy charges and fees	49,576	53,452	61,845
Net investment income (includes amounts from affiliates (2004 - $16,246; 2003 - $16,282; 2002 - $16,106))	71,693	71,701	66,213
Realized investment gains (losses) (includes amounts from affiliates (2004 - $7,932; 2003 - $6,234; 2002 - $0))	7,929	(3,262)	(8,061)
Other income	24,998	26,843	14,380

Total revenue	236,053	232,458	220,734

BENEFITS AND EXPENSES:
Policy benefits:
Individual life	68,594	67,430	67,228
Annuity	27,676	31,661	28,646

Total policy benefits	96,270	99,091	95,874
Amortization of deferred acquisition costs and value of insurance purchased	28,207	32,262	40,021
Commissions and premium taxes	6,107	6,589	6,855
Other operating expenses	11,124	8,285	10,584

Total benefits and expenses	141,708	146,227	153,334

Income before income taxes and cumulative effect of change in accounting principle	94,345	86,231	67,400
Income taxes	22,832	22,703	14,266

Net income before the cumulative effect of change in accounting principle	71,513	63,528	53,134
Cumulative effect of change in accounting principles (less applicable income tax benefit of $3,857 in 2004 and applicable income tax of $7,025 in 2003)	(7,163)	13,046	—

Net income	$64,350	$76,574	$53,134

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

(Dollar amounts in thousands)

	2004	2003	2002
Net income	$64,350	$76,574	$53,134
Other comprehensive income (loss):
Unrealized investment gains (losses):
Unrealized investment gains (losses) on securities:
Unrealized holding gains (losses) arising during period	(2,196)	32,597	18,557
Reclassification adjustment for (gains) losses on securities included in net income	3	(2,972)	8,061
Reclassification adjustment for amortization of premium	1,841	1,782	586

	(352)	31,407	27,204
Unrealized losses, adjustment to deferred acquisition costs	(24)	(3,858)	(3,766)

Total unrealized gains (losses)	(376)	27,549	23,438
Applicable income tax benefit (expense)	131	(9,642)	(8,203)

Other comprehensive income (loss)	(245)	17,907	15,235

Comprehensive income	$64,105	$94,481	$68,369

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

(Dollar amounts in thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholders’ Equity
Year Ended December 31, 2002

Balance at January 1, 2002	$3,000	$351,371	$1,839	$255,726	$611,936
Comprehensive income			15,235	53,134	68,369
Dividends				(45,800)	(45,800)
Exercise of stock options		37			37

Balance at December 31, 2002	3,000	351,408	17,074	263,060	634,542

Year Ended December 31, 2003

Comprehensive income			17,907	76,574	94,481
Dividends				(26,900)	(26,900)
Exercise of stock options		68			68

Balance at December 31, 2003	3,000	351,476	34,981	312,734	702,191

Year Ended December 31, 2004

Comprehensive income			(245)	64,350	64,105
Dividends				(64,000)	(64,000)
Exercise of stock options		80			80

Balance at December 31, 2004	$3,000	$351,556	$34,736	$313,084	$702,376

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

(Dollar amounts in thousands)

	2004	2003	2002
OPERATING ACTIVITIES:
Net income	$64,350	$76,574	$53,134
Adjustment to reconcile net income to cash provided from operations:
Increase in future policy benefits	30,539	104,166	9,382
Increase in other policy liabilities	207	1,412	752
Deferral of policy acquisition costs	(18,959)	(13,324)	(23,270)
Amortization of deferred acquisition costs and value of insurance purchased	32,361	32,262	40,021
Change in deferred and accrued income taxes	(2,031)	15,277	(4,212)
Depreciation and amortization	1,913	1,875	676
Realized (gains) losses on sale of investments and properties	(7,929)	3,262	8,061
Change in accounting principle	11,019	(20,071)	—
Change in funds withheld on reinsurance	(34,959)	(109,708)	7,614
Other accruals and adjustments	337	(2,908)	2,798

Cash provided from operations	76,848	88,817	94,956

INVESTING ACTIVITIES:
Investments sold or matured:
Fixed maturities available for sale-sold	5,404	36,156	101,100
Fixed maturities available for sale-matured, called and repaid	58,725	60,741	32,724

Total investments sold or matured	64,129	96,897	133,824
Acquisition of investments:
Fixed maturities - available for sale	(74,264)	(179,755)	(212,898)
Net increase in policy loans	(1,468)	(951)	(1,416)

Total acquisition of investments	(75,732)	(180,706)	(214,314)
Net (increase) decrease in short-term investments	(4,486)	2,843	7,284
Net change in receivable for securities	1,391	2,943	98
Additions of properties	—	(16)	(8)

Cash used for investing activities	(14,698)	(78,039)	(73,116)

FINANCING ACTIVITIES:
Cash dividends paid to shareholders	(64,000)	(26,900)	(45,800)
Funds loaned to affiliates	(85,000)	(106,000)	(65,700)
Funds repaid by affiliates	85,000	106,000	65,700
Funds borrowed from affiliates	78,500	112,000	71,500
Funds repaid to affiliates	(78,500)	(112,000)	(71,500)
Net receipts from deposit product operations	1,850	16,122	23,960

Cash used for financing activities	(62,150)	(10,778)	(21,840)

INCREASE (DECREASE) IN CASH:	—	—	—
Cash at beginning of year	—	—	—

Cash at end of year	$—	$—	$—

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 AND FOR THE YEARS ENDED

DECEMBER 31, 2004, 2003, AND 2002

(Dollar amounts in thousands except per share data)

l.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business—United Investors Life Insurance Company (“United Investors”) is a life insurer licensed in 49 states. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

Estimates—In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in amortizing deferred acquisition costs, and in determining the liabilities for policy reserves, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Basis of Presentation—The accompanying financial statements include the accounts of United Investors, an indirect wholly owned subsidiary of Torchmark Corporation (“TMK”). United Investors is owned by Liberty National Life Insurance Company (“Liberty National”) (81.18%) and TMK (18.82%). Liberty National is a wholly-owned TMK subsidiary. The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).

Investments—United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Investments in equity securities, which include common and non-redeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within twelve months. Other long-term investments consist of the fair value of the embedded derivative related to United Investors’ modified coinsurance agreement.

Gains and losses realized on the disposition of investments are recognized as revenue and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income. Net investment income for the years ended December 31, 2004, 2003, and 2002 included approximately $33,966, $35,211, and $34,521, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Impairment of Investments—In March 2004, the Emerging Issues Task Force reached a consensus concerning Issue 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (“EIFT 03-1”). It calls for evaluation of all of United Investors’ fixed-maturity and equity investments for other-than-temporary impairment each reporting period using a three-step approach. First, evaluate if the investment is impaired (fair value is less than cost or amortized cost). Second, determine whether the impairment is other-than-temporary. While specific steps are outlined, this step requires considerable evidence-based judgment as to the ultimate recoverability of amounts due, taking into account the severity and duration of the impairment. An assessment of the ability and intent to hold the security to recovery is also a factor. In the event there is an other-than-temporary impairment, the third step involves a writedown of the cost basis of the security to fair value, which becomes the new cost basis. EITF 03-1 also calls for certain disclosures.

This new accounting rule was to be effective for United Investors beginning July 1, 2004. However, in the third quarter of 2004, the FASB deferred the effective date of certain portions of this rule until it could be further considered. The portions deferred related to steps two and three in the impairment analysis above. The disclosures called for by EITF 03-1 were maintained, and appear in Note 3 – Investments. At the present time, United Investors evaluates securities for other-than-temporary impairment as described in Note 3. If a security is determined to be other-than-temporarily impaired, the cost basis of the security is written down to fair value and is treated as a realized loss. Investment income on other-than-temporarily impaired investments which is past due is not recorded until received.

Determination of Fair Values of Financial Instruments—Fair values for cash, short-term investments, receivables and payables approximate carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments.

Cash—Cash consists of balances on hand and on deposit in banks and financial institutions.

Embedded Derivative—In April 2003, the FASB issued SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“Issue B36”). It was effective for United Investors as of October 1, 2003. Issue B36 concluded that certain modified coinsurance agreements include an embedded derivative. United Investors has such an agreement. United Investors’ “Due from Affiliates” includes funds withheld on reinsurance agreements. These amounts represent funds contractually withheld by a ceding Torchmark affiliated insurance carrier in accordance with an annuity reinsurance agreement. This agreement is written on a modified-coinsurance, funds-withheld basis, with assets equal to the net statutory reserves being withheld and legally owned by the ceding company. Income on the assets accrues to United Investors as defined by the treaty terms. United Investors, as the assuming company, assumes the credit and interest-rate risk for the changes in the fair value of these assets, even though they are owned by the ceding company. Therefore, in accordance with Issue B36, this exchange of risk is considered to be an embedded derivative. This derivative must be measured at fair value and is carried as “Other Long-Term Investments” on the balance sheet. Changes in the value of this asset are reported in income (realized investment gains (losses)), although it is a noncash adjustment. The fair value of this instrument is affected by changes in the cash flows of the underlying annuity contracts, changes in interest rates, and changes in credit risks of the assets held by the ceding company. Upon adoption of Issue B36 at October 1, 2003, United Investors recorded an asset in the amount of $20,071 for this embedded derivative. The establishment of this asset has been recorded as an after-tax cumulative effect of a change in accounting principle of $13,046 in the 2003 Statement of Operations.

Recognition of Revenue and Related Expenses—Premiums for insurance contracts, which are not defined as universal life-type contracts according to the Financial Accounting Standards Board’s Statement of Financial Accounting Standards (“SFAS”) No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS No. 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). Variable life and annuity products are also assessed an investment management fee and a sales charge. Life premium includes policy charges of $60,900, $64,700, and $69,000 for the years ended December 31, 2004, 2003, and 2002, respectively. Other premium includes annuity policy charges for the years ended December 31, 2004, 2003, and 2002, of $27,500, $31,200 and $39,0000 respectively. Profits are also earned to the extent that investment income exceeds policy liability requirements. The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits—The liability for future policy benefits for universal life-type products and annuities according to SFAS No. 97 are represented by the policy account value. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency, and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

Deferred Acquisition Costs and Value of Insurance Purchased—The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred and recorded as value of insurance purchased.

Deferred acquisition costs and value of life insurance purchased, for policies other than universal life-type policies, according to SFAS No. 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, persistency, and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that previously assumed, the estimates are revised. Deferred acquisition costs are subject to periodic recoverability and loss recognition testing to insure that the present value of future contract-related cash flows will support the capitalized deferred acquisition cost asset. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

Separate Accounts—Separate accounts have been established in connection with United Investors’ variable life and annuity businesses. The investments held for the benefit of contract holders (stated at fair value) are reported as “Separate Account Assets.” The separate account investment portfolios and liabilities are segregated from United Investors’ other assets and liabilities and these assets are invested in mutual funds of various unaffiliated mutual fund providers. Deposit collections, investment income, and realized and unrealized gains and losses on separate accounts accrue directly to the contract holders. Therefore, these items are added to the separate account balance and are not reflected in income. Fees are charged to the deposit balance for insurance risk, administration, and surrender. There is also a sales charge and an investment management fee. These fees and charges are included in premium revenues.

Guaranteed Minimum Policy Benefits—United Investors’ variable annuity contracts generally provide contractual guarantees in the event of death of the contract holder to at least provide the return of the total deposits made to the contract, net of withdrawals. In some cases, they provide other additional minimum amounts.

In 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP 03-1”), which was adopted by United Investors on January 1, 2004. This Statement covers various aspects of accounting for nontraditional product features in order to increase uniformity in practice. The primary issue in the Statement affecting United Investors is the accounting for liabilities for certain guaranteed minimum policy benefits on United Investors’ variable annuities. Upon adoption, United Investors established a liability for these guaranteed minimum policy benefits in the amount of $8,244 and wrote down deferred acquisition costs in the amount of $2,776. As a result, United Investors recorded a charge in the amount of $11,020 before tax ($7,163 after tax) to reflect the guaranteed benefits. This charge was reported as a cumulative effect of a change in accounting principle in 2004.

Subsequent to adoption, the liability for these minimum guarantees is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. United Investors regularly evaluates estimates used. If actual experience or other evidence suggests that earlier assumptions should be revised, United Investors adjusts the additional liability balance with a related charge or credit to benefit expense.

The liability for United Investors’ guaranteed minimum death benefits on its variable products are determined using actuarial methods and assumptions including mortality, lapses, and interest. Periodically, these assumptions are “unlocked” or revised. During 2004, the assumptions to calculate these guaranteed minimum death benefits were unlocked. At December 31, 2004, United Investors determined these guaranteed minimum death benefits using 200 representative economic scenarios along with the following assumptions:

•	Mortality – 80% of the 1994 Minimum Guaranteed Death Benefit mortality tables

•	Lapse rate – 10% per year

•	Discount rate – 6%

All of United Investors guaranteed minimum death benefits provide contractual guarantees in the event of death of the contract holder (or in some cases the annuitant). These benefits provide at least a return of the total deposits made to the contract, adjusted for withdrawals. Under certain conditions, they also provide that the benefit will not be less than the highest contract value on certain specified anniversaries, adjusted for additional deposits and withdrawals after those anniversaries.

At December 31, 2004, the separate account liability balance subject to guaranteed minimum benefits was $1,400,000. The net amount at risk, which is defined as the current minimum guaranteed death benefit in excess of the current account balance, was $107,000. The weighted average attained age of contract holders was 64 years. The assets supporting the separate accounts with the additional guaranteed benefit liabilities were invested solely in mutual funds of unaffiliated mutual fund providers.

The amount of liabilities and the incurred and paid amounts for 2004 were:

Amounts
Balance at January 1, 2004	$8,244
Incurred guaranteed benefits	2,443
Paid guaranteed benefits	(2,776)

Balance at December 31, 2004 before unlocking	7,911
Adjustments due to unlocking	(4,130)

Balance at December 31, 2004 after unlocking	$3,781

The unlocking of assumptions also resulted in a reduction in the associated deferred acquisition cost assets of $3,744. The net effect of the unlocking was an increase in reported income of $386.

United Investors does not offer other types of guaranteed minimum benefits, such as minimum accumulation or income benefits. The liability for guaranteed minimum policy benefits is highly dependent on financial markets upon which the separate accounts are valued. In the event of deteriorating markets, the liability for minimum policy benefits would be expected to increase.

Income Taxes—Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Interest Expense—Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

Property and Equipment—Property and equipment is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets which range from two to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are accounted for in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Goodwill—The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. In accordance with SFAS No.142, Goodwill and Other Intangible Assets, goodwill is subject to annual impairment testing based on the procedures outlined in the Statement. Amortization of goodwill is not permitted. United Investors tested its goodwill annually in each of the years 2002 through 2004. As a result of the tests, United Investors’ goodwill was not impaired in any of the periods. Therefore, United Investors continues to carry its goodwill at the January 1, 2002 balance of $26,628.

Stock Options—Certain employees of United Investors have been granted options to buy shares of TMK common stock, generally at the market value of the stock on the date of grant, under the provisions of various TMK stock option plans. United Investors accounts for employee stock options in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Accounting for Stock-Based Compensation – Transition, which defines a “fair value method” of measuring and accounting for compensation expense from employee stock options. This standard also allows accounting for such options under the “intrinsic value method” in accordance with Accounting

Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”) and related interpretations. If a company elects to use the intrinsic value method, then pro forma disclosures of earnings and earnings per share are required as if the fair value method of accounting was applied.

United Investors has elected to account for employee stock options under the intrinsic value method as outlined in APB 25, and has therefore computed the required pro forma earnings disclosures utilizing the fair value method. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options. Compensation expense is based on these values. The expense is then reflected as a charge to pro forma earnings over the option vesting period. Under the intrinsic value method, compensation expense for United Investors’ employee option grants under the TMK stock options plans is only recognized if the exercise price of the employee stock option is less than the market price of the underlying common stock on the date of grant.

United Investors’ pro forma earnings information is presented in the following table. The effects of applying SFAS 123 in the pro forma disclosures are not necessarily indicative of future amounts.

	For the Year Ended December 31,
	2004	2003	2002
Net income as reported	$64,350	$76,574	$53,134
After tax effect of stock-based compensation, fair value method	(88)	(98)	(100)

Pro forma net income	$64,262	$76,476	$53,034

In December 2004, the FASB revised Statement 123, Share-Based Payment (Statement 123R), currently anticipated to be effective for United Investors as of July 1, 2005. The provisions of this document will require United Investors to record an expense in the financial statements for stock options based on the “fair value method,” as presented in the pro forma disclosure above. While restatement of prior periods is permitted, the Statement also permits a “modified prospective” method of adoption, whereby the expense of all unvested options as of July 1, 2005 and options granted subsequent to July 1, 2005 are expensed in accordance with the Statement after that date. United Investors will elect the modified prospective method of adoption. United Investors does not expect the adoption of this Statement to materially alter its methodology of calculating stock option expense from the pro forma methods and results disclosed for prior periods.

Reclassifications—Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders’ equity or net income during the periods involved.

2.	STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and capital and surplus on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31,			Capital and Surplus at December 31,
2004	2003	2002	2004	2003
$54,362	$63,047	$18,452	$194,505	$206,276

Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2004 in compliance with all regulations were $495,917. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $54,424 in 2005, which represents net gain on a statutory basis before realized gains and losses.

The State of Missouri requires that a risk based capital formula be applied to all life and health insurers. The risk-based capital (“RBC”) formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2004 and 2003.

3.	INVESTMENTS

Investment income is summarized as follows:

	2004	2003	2002
Fixed maturities	$55,195	$53,899	$48,937
Policy loans	1,717	1,654	1,571
Other long-term investments	74	2,009	43
Short-term investments	121	181	212
Interest and dividends from affiliates	16,246	16,281	16,106

	73,353	74,024	66,869
Less investment expense	(1,660)	(2,323)	(656)

Net investment income	$71,693	$71,701	$66,213

Analysis of gains (losses) from investments:
Realized investment gains (losses):
Fixed maturities	$(3)	$2,972	$(8,061)
Change in derivative value	7,932	(6,234)	—

	$7,929	$(3,262)	$(8,061)

A summary of fixed maturities available for sale by amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2004 and 2003 is as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
2004:

Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$4,402	$154	$(27)	$4,529
GNMA’s	7,476	610	—	8,086
Other mortgage-backed securities	5,026	542	—	5,568
Foreign governments	1,243	385	—	1,628
Public utilities	121,697	10,235	(216)	131,716
Industrial and miscellaneous	528,792	40,136	(956)	567,972
Asset-backed securities	4,875	50	(10)	4,915
Redeemable preferred stocks	134,580	11,376	(466)	145,490

Total fixed maturities	$808,091	$63,488	$(1,675)	$869,904

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
2003:

Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$5,466	$319	$(1)	$5,784
GNMA’s	11,783	1,050	—	12,833
Other mortgage-backed securities	5,411	689	—	6,100
Foreign governments	1,273	339	—	1,612
Public utilities	109,757	8,252	(476)	117,533
Industrial and miscellaneous	542,590	43,167	(2,198)	583,559
Asset-backed securities	5,978	171	(135)	6,014
Redeemable preferred stocks	117,543	11,866	(879)	128,530

Total fixed maturities	$799,801	$65,853	$(3,689)	$861,965

A schedule of fixed maturities by contractual maturity at December 31, 2004 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value
Fixed maturities available for sale:
Due in one year or less	$21,142	$21,633
Due after one year through five years	170,547	186,101
Due after five years through ten years	139,055	152,624
Due after ten years	459,970	490,976

	790,714	851,334
Mortgage-backed and asset-backed securities	17,377	18,570

	$808,091	$869,904

Proceeds from sales of fixed maturities available for sale were $5,404 in 2004, $36,156 in 2003, and $101,100 in 2002. Gross gains realized on these sales were $264 in 2004, $4,610 in 2003, and $8,004 in 2002. Gross losses realized on these sales were $49 in 2004, $2,363 in 2003, and $1,258 in 2002.

No sales of equity securities occurred in 2004, 2003, and 2002.

During the years ended December 31, 2004, 2003, and 2002, United Investors realized losses of $0, $0, and $14,617, respectively, related to declines in fair value of certain available for sale investments that management deemed to be other than temporary.

United Investors’ portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. These fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, United Investors considers these declines in value as temporary even in periods exceeding one year. In certain circumstances, however, it may become apparent that the principal of an investment may not be recoverable, generally due to factors specific to an individual issuer and not market interest rates. In this event, United Investors classifies such investments as other-than-temporarily impaired and writes the investment down to fair value, realizing an investment loss. The determination that a security is other-than-temporarily impaired is highly subjective and involves the careful consideration of many factors. These factors include:

•	Default on a payment

•	Issuer has declared bankruptcy

•	Severe deterioration in market value

•	Deterioration in credit quality as indicated by credit ratings

•	Issuer having serious financial difficulties as reported in the media

•	News releases by issuer

•	Information disseminated through the investment community

While all available information is taken into account, it is difficult to predict the ultimately recoverable amount of a distressed or impaired security.

The following table discloses unrealized investment losses by class of investment at December 31. United Investors considers these investments to be only temporarily impaired.

	Analysis of Gross Unrealized Investment Losses 2004
	Less than Twelve Months		Twelve Months or Longer		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
Description of Securities
U.S. Government and agency	$2,261	$(27)	$—	$—	$2,261	$(27)
Corporates	36,157	(872)	21,756	(776)	57,913	(1,648)

Total fixed maturities	$38,418	$(899)	$21,756	$(776)	$60,174	$(1,675)

	Analysis of Gross Unrealized Investment Losses 2003
	Less than Twelve Months		Twelve Months or Longer		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
Description of Securities
U.S. Government and agency	$446	$(1)	$—	$—	$446	$(1)
Corporates	106,399	(2,631)	17,445	(1,057)	123,844	(3,688)

Total fixed maturities	$106,845	$(2,632)	$17,445	$(1,057)	$124,290	$(3,689)

United Investors maintains a “watchlist” of all securities upon which are reported those investments that have a fair value less than 80% of book value, have a NAIC designation of 5 or 6, or were previously impaired and written down. Securities on this list are reviewed and tested for impairment at least quarterly. At December 31, 2004, securities of three issuers were on this list with a fair value of $10,400 and a book value of $4,100. Securities of 1 issuer with a fair value of $5,200 and a book value of $2,000 were in this position for more than a year. As of December 31, 2004, United Investors has no information available to cause it to believe that any of these investments are other-than-temporarily impaired.

4.	DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs (“DAC”) and value of insurance purchased (“VOBA”) is as follows:

	2004	2003	2002
	DAC and VOBA	DAC and VOBA	DAC and VOBA
Balance at beginning of year	$245,485	$268,281	$288,798
Additions:
Deferred during period:
Commissions	13,854	17,245	14,889
Return of commissions (1)	—	(10,857)	—
Other expenses	5,105	6,936	8,381

Total deferred	18,959	13,324	23,270
Deductions:
Amortized during period	(28,593)	(32,262)	(40,021)
Unlocking adjustment (2)	(3,744)	—	—
Adoption of SOP 03-01	(2,776)	—	—
Adjustment attributable to unrealized investment gains (3)	(24)	(3,858)	(3,766)

Total deductions	(35,137)	(36,120)	(43,787)

Balance at end of year	$229,307	$245,485	$268,281

(1)	In 2003, $10,857 in disputed commissions paid in prior years to Waddell & Reed were returned in settlement. This amount reduced deferred commissions.

(2)	The unlocking adjustment resulted from revisions to actuarial assumptions related to guaranteed minimum policy benefits in United Investors’ variable annuity business.

(3)	Represents amounts pertaining to investments relating to universal life-type products.

The balance at end of year in the table above includes unamortized VOBA of $1,446, $1,509, and $1,574 at December 31, 2004, 2003, and 2002, respectively. The amount of interest accrued on the unamortized balance of VOBA was approximately $89, $92, and $137 for the years ended December 31, 2004, 2003, and 2002, respectively. The average interest accrual rate used was 6.00% for the three-year period, 2002 to 2004. The estimated amount of the unamortized VOBA at December 31, 2004 to be amortized during each of the next five years is 2005, $57; 2006, $56; 2007, $53; 2008, $51; and 2009, $49.

In the event of lapses or early withdrawals in excess of those assumed, DAC may not be recoverable.

5.	PROPERTY AND EQUIPMENT

A summary of property and equipment used in the business is as follows:

	2004		2003
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Data processing equipment	$595	$556	$595	$500
Furniture and office equipment	1,075	985	1,075	969

Total	$1,670	$1,541	$1,670	$1,469

Depreciation expense on property and equipment was $72, $93, and $90 for each of the years 2004, 2003, and 2002, respectively.

6.	FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2004 is as follows:

Individual Life Insurance

Interest assumptions:

Years of Issue	Interest Rates	Percent of Liability
1962 - 2003	3.00% to 6.00%	34.0%
1986 - 1992	7.00% graded to 6.00%	21.1%
1962 - 1985	8.50% graded to 6.00%	1.1%
1981 - 1985	8.50% graded to 7.00%	0.2%
1984 - 2003	Interest sensitive	43.6%

		100.0%

Mortality assumptions:

The mortality tables used are various statutory mortality tables and modifications of:

1965-70 Select and Ultimate table

1975-80 Select and Ultimate table

Withdrawal assumptions:

Withdrawal assumptions are based on United Investors’ experience.

7.	INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

Total income taxes were allocated as follows:

	Year Ended December 31,
	2004	2003	2002
Operating income	$22,832	$22,703	$14,266
Shareholders’ equity:
Unrealized investment gains (losses)	(131)	9,642	8,203
Tax basis compensation expense (from the exercise of stock options ) recognized for financial reporting purposes	(80)	(68)	(37)
Change in accounting principles	(3,857)	7,025	—

	$18,764	$39,302	$22,432

Income tax expense is summarized below:

	Year Ended December 31,
	2004	2003	2002
Current income tax expense	$12,803	$20,053	$3,602
Deferred income tax expense	10,029	2,650	10,664

	$22,832	$22,703	$14,266

The effective income tax rate differed from the expected statutory rate of 35% in 2004, 2003, and 2002 as shown below:

	Year Ended December 31,
	2004	%	2003	%	2002	%
Expected income taxes	$33,021	35%	$30,181	35%	$23,589	35%
Increase (reduction) in income taxes resulting from:
Tax-exempt investment income	(6,596)	(7)	(7,484)	(9)	(9,328)	(14)
Other	(3,593)	(4)	6	—	5	—

Income tax expense	$22,832	24%	$22,703	26%	$14,266	21%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	Year Ended December 31,
	2004	2003	2002
Deferred tax assets:
Present value of future policy surrender charges	$16,159	$20,181	$24,704

Total gross deferred tax assets	16,159	20,181	24,704
Deferred tax liabilities:
Unrealized investment gains	18,705	18,836	9,194
Future policy benefits and unearned and advance premiums	46,424	42,090	42,948
Deferred acquisition costs	63,090	68,431	71,192
Other	23,116	19,959	11,188

Total gross deferred tax liabilities	151,335	149,316	134,522

Net deferred tax liability	$135,176	$129,135	$109,818

The net deferred tax liability is included as a component of deferred and accrued income taxes on the balance sheet. A valuation allowance is to be provided when it is more likely than not that deferred tax assets will not be realized by the company. No valuation allowance has been recorded since, in management’s judgment, United Investors will more likely than not have sufficient taxable income in future periods to fully realize its existing deferred tax assets.

United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders’ surplus account. A current tax expense will be recognized in the future if it becomes probable that all or a portion of the policyholders’ surplus account will become taxable.

8.	POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans—United Investors participates in retirement benefit plans and savings plans sponsored by Liberty National and TMK, which cover substantially all employees. There is also an unfunded, nonqualified, excess benefit plan which covers certain employees. The plans cover employees of United Investors as well as other Torchmark affiliates. The total cost of these retirement plans allocated and charged to UILIC’s operations was as follows:

Year Ended December 31,	Defined Contribution Plans	Defined Benefit Pension Plans

2004	$23	$130
2003	82	188
2002	87	106

United Investors accrues expense for the defined contribution plans based on a percentage of employee contributions. The plans are funded by the employee contributions and a United Investors’ contribution based on a percentage of employee contributions. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. All plan measurements for the defined benefit pension plans are as of December 31 of the respective year. Contributions are made to the qualified pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Plan assets in the funded plans consist primarily of investments in marketable long-term fixed maturities and equity securities and are valued at fair market value. The following table presents the assets of the Liberty National and TMK defined benefit pension plans by component for the years ended December 31, 2004 and 2003.

	December 31, 2004		December 31, 2003
	Amount	%	Amount	%
Corporate debt	$49,976	27.7	$62,278	39.4
Other fixed maturities	1,447	0.8	2,078	1.3
Equity securities	125,645	69.7	70,015	44.3
Securities of Torchmark	—	—	13,273	8.4
Short-term investments	2,786	1.5	8,669	5.5
Other	484	0.3	1,660	1.1

Total assets	$180,338	100.0	$157,973	100.0

The increase in pension assets during 2004 resulted primarily from improved financial markets and a $9,356 contribution during the period. As of December 31, 2004, United Investors estimates that a contribution amount not to exceed $15,000 will be made by TMK to the defined benefit pension plan during 2005.

Plan assets are managed by TMK. Investment objectives for plan assets include preservation of capital, preservation of purchasing power, and long-term growth. Preservation of capital is sought through investments made in high-quality securities with adequate diversification to minimize risk. The portfolio is monitored continuously for changes in quality and diversification mix. The preservation of purchasing power is intended to be accomplished through asset growth, exclusive of contributions and withdrawals, in excess of the rate of inflation. The intention is to maintain investments, that when combined with future plan contributions, will produce adequate long-term growth to provide for all plan obligations. It is also an objective that the portfolio’s investment return will meet or exceed the return of a balanced market index.

All of the securities in the portfolio are highly marketable so that there will be adequate liquidity to meet projected payments. There are no specific policies calling for asset durations to match those of benefit obligations.

Allowed investments are limited to equities, fixed maturities, and short-term investments (invested cash). Equities include common and preferred stocks, securities convertible into equities, and mutual funds that invest in equities. Fixed maturities consist of marketable debt securities rated invested grade at purchase by a major rating agency. Short-term investments include fixed maturities with maturities less than one year and invested cash. Target asset allocations are as follows with a twenty percent allowable variance as noted.

Asset Type	Target	Minimum	Maximum
Equities	65%	45%	85%
Fixed maturities	35	15	55
Short-terms	0	0	20

Short-term divergences due to rapid market movements are allowed.

Portfolio risk is managed through quality standards, diversification, and continuous monitoring. Equities must be listed on major exchanges and adequate market liquidity is required. Fixed maturities must be rated investment grade at purchase by a major rating agency. Short-term investments in commercial paper must be rated at least A-2 by Standard and Poor’s with the issuer rated investment grade. Invested cash is limited to banks rated A or higher. Investments outside of the aforementioned list are not permitted, except by prior approval of the Plan’s Trustees. At December 31, 2004, there were no restricted investments contained in the portfolio.

The investment portfolio is to be well diversified to avoid undue exposure to a single sector, industry, business, or security. The equity and fixed-maturity portfolios are not permitted to invest in any single issuer that would exceed 10% of total plan assets at the time of purchase.

TMK does not employ any other special risk management techniques, such as derivatives, in managing the pension investment portfolio.

The following table discloses the assumptions used to determine the pension liabilities and costs for the appropriate periods. The discount and compensation increase rates are used to determine current year projected benefit obligations and subsequent year pension expense. The long-term rate of return is used to determine current year expense. Differences between assumptions and actual experience are included in actuarial gain or loss.

Weighted Average Pension Plan Assumptions

For Benefit Obligations at December 31:

	2004	2003
Discount Rate	6.00%	6.25%
Rate of Compensation Increase	3.84	3.78

For Periodic Benefit Cost for the Year:

	2004	2003	2002
Discount Rate	6.25%	6.75%	7.25%
Expected Long-Term Returns	8.75	8.75	9.25
Rate of Compensation Increase	3.78	4.25	4.50

The expected long-term rate of return on plan assets is Liberty National and TMK management’s best estimate of the average rate of earnings expected to be received on the assets invested in the plan over the benefit period. In determining this assumption, consideration is given to the historical rate of return earned on the assets, the projected returns over future periods, and the spread between the long-term rate of return on plan assets and the discount rate used to compute benefit obligations.

During 2004, the pension plan that covers United Investors’ employees was merged with two other plans to form the Torchmark Pension Plan which covers most TMK employees. As such, the tables with respect to prior years’ periodic pension cost and funded status have been restated to conform to the 2004 presentation.

Net periodic pension cost for the defined benefit plans by expense component was as follows:

	Year Ended December 31,
	2004	2003	2002
Service cost—benefits earned during period	$6,619	$5,937	$5,023
Interest cost on projected benefit obligation	10,027	9,460	9,086
Expected return on assets	(12,868)	(11,529)	(11,483)
Net amortization and deferral	104	450	(771)

Total net periodic cost	3,882	4,318	1,855
Periodic cost allocated to other participating employers	(3,752)	(4,130)	(1,749)

United Investors’ net periodic cost	$130	$188	$106

TMK has estimated its expected pension benefits to be paid over the next ten years as of December 31, 2004. These amounts will be substantially funded by plan assets and not corporate assets. These estimates use the same assumptions that measure the benefit obligation at December 31, 2004, taking estimated future employee service into account. Those estimated benefits are as follows:

For the year(s)
2005	$9,416
2006	9,991
2007	9,664
2008	11,986
2009	11,603
2010-2014	60,556

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the amounts recognized on United Investors’ and Liberty National’s, the plan sponsor, financial statements.

	Pension Benefits for the year ended December 31,
	2004	2003
Changes in benefit obligation:
Obligation at the beginning of year	$160,967	$137,819
Service cost	6,619	5,937
Interest cost	10,027	9,460
Actuarial (gain) loss	12,143	16,865
Benefits paid	(13,377)	(9,114)
Plan amendments	(101)	—

Obligation at the end of year	176,278	160,967

Changes in plan assets:
Fair value at the beginning of year	157,973	129,317
Return on assets	26,386	28,146
Contributions	9,356	9,624
Benefits paid	(13,377)	(9,114)

Fair value at the end of year	180,338	157,973

Funded status at year-end	4,060	(2,994)

Unrecognized amounts at year-end:
Unrecognized actuarial loss	515	1,968
Unrecognized prior service cost	547	673

Net amount recognized at year-end	$5,122	$(353)

Amounts recognized consist of:
Prepaid benefit cost	$5,122	$—
Accrued benefit liability	—	(353)

Net amount recognized at year-end	5,122	(353)
Net amount recognized allocated to other participating employers	(4,710)	733

United Investors’ net amount recognized at year-end	$412	$380

Postretirement Benefit Plans Other Than Pensions—United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees. Since the plan is closed to new participants, the annual expense is not considered significant for disclosure.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the majority stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993 and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least 15 years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material.

Stock Option Plans—As previously stated in Note 1, United Investors accounts for employee stock options granted under the provisions of various TMK stock option plans under the intrinsic value method in accordance with APB 25. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options, upon which compensation expense is based. The estimated fair value of the options is then amortized to expense over the options’ vesting period. The Black-Scholes option valuation model was not developed for use in valuing employee stock options. Instead, this model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the employee stock options granted under the TMK stock option plans have characteristics significantly different from those of traded options, changes in the assumptions can materially affect the fair value estimate of its employee stock options. Under the intrinsic value method, compensation expense for option grants is only recognized if the exercise price of the employee stock option is less than the market price of the underlying stock on the date of grant.

As required by SFAS 148, Accounting for Stock-Based Compensation—Transition and Disclosure, the pro forma earnings giving effect to the fair value method of option accounting has been reported in Note 1—Significant Accounting Policies. The fair value for TMK’s employee stock options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for 2004, 2003, and 2002:

	2004	2003	2002
Risk-free interest rate	3.4%	2.8%	3.1%
Dividend yield	0.8%	1.0%	1.0%
Volatility factor	20.6	25.8	30.1
Weighted average expected life (in years)	4.43	4.48	4.51

The weighted average fair value of options granted during the years ended December 31, 2004, 2003, and 2002 were $11.83, $10.52, and $10.33, respectively.

A summary of stock option activity associated with United Investor’s participation in TMK’s stock option plans and related information for the years ended December 31 follows:

	2004		2003		2002
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding - beginning of year	88,283	$37.69	89,836	$35.98	84,014	$35.47
Granted	10,000	56.24	11,500	44.89	14,000	37.44
Transferred	(2,500)	40.57	—	—	—	—
Exercised	(21,148)	38.30	(13,053)	32.27	(8,178)	33.28
Expired	(500)	44.89	—	—	—	—

Outstanding - end of year	74,135	$39.87	88,283	$37.69	89,836	$35.98

At December 31, 2004, United Investors had 47,635 exercisable options with a weighted average exercise price of $35.71. The weighted average remaining life of outstanding stock options was 7.12 years at December 31, 2004. The range of exercise prices at December 31, 2004 was $27.83 to $56.24.

At December 31, 2004, 2003, and 2002, there were approximately 1,762,000, 2,786,000 and 3,860,000 respectively, shares of TMK common stock available for issuance pursuant to future option grants under the TMK stock option plans.

9.	RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amounts of commissions were $4,391, $5,369, and $5,428 in 2004, 2003, and 2002, respectively, and are included in the accompanying financial statements.

United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,683 in 2004, $1,694 in 2003, and $1,759 in 2002.

TMK performed certain administrative services for United Investors for which it was charged $504 in 2004, $494 in 2003, and $660 in 2002.

During 2004, United Investors loaned, in a series of notes, $85,000 to TMK and United American, which are affiliated companies. These notes had interest rates ranging from 2.75% to 4.00% and were repaid in 2004. The interest income related to these notes of $280 is included in the accompanying financial statements.

During 2003, United Investors loaned, in a series of notes, $106,000 to TMK, which is an affiliated company. These notes had an interest rate of 2.75% and were repaid in 2003. The interest income related to these notes of $316 is included in the accompanying financial statements.

During 2002, United Investors loaned, in a series of notes, $65,700 to TMK, Globe, and United American, which are affiliated companies. These notes had a 4.0% interest rate and were repaid in 2002. The interest income related to these notes of $140 is included in the accompanying financial statements.

During 2004, United Investors borrowed, in a series of notes, $78,500 from Globe, Liberty National, TMK, and United American, which are affiliated companies. These notes were repaid in 2004 and had interest rates ranging from 2.75% to 4.00%. The interest expense related to these notes of $266 is included in the accompanying financial statements.

During 2003, United Investors borrowed, in a series of loans, $112,000 from Globe, Liberty National, and United American, which are affiliated companies. These notes were repaid in 2003 and had an interest rate of 2.75%. The interest expense related to these notes of $316 is included in the accompanying financial statements.

During 2002, United Investors borrowed, in a series of notes, $71,500 from TMK, Liberty National, and Globe, which are affiliated companies. These notes were repaid in 2002 and had a 4.0% interest rate. The interest expense related to these notes of $132 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. The funds withheld totaled $409,129 and $374,170 at December 31, 2004 and 2003, respectively. Interest income totaled $24,998, $26,843, and $14,380 in 2004, 2003, and 2002, respectively, and is reflected as other income in the accompanying statements of operations. The reserve for annuity balances assumed in connection with this business totaled

$418,500 and $381,364 as of December 31, 2004 and 2003, respectively. United Investors reimbursed United American for administrative expense in the amount of $1,031, $1,600, and $501 in 2004, 2003, and 2002, respectively. At December 31, 2004, United Investors owed United American $5,305 for services provided and amounts paid on behalf of United Investors in connection with this business.

United Investors serves as sponsor to seven separate accounts at December 31, 2004.

United Investors owns 188,212 shares of TMK 6 1/2 % Cumulative Preferred Stock, Series A. Dividend income on these shares was $15,966 in 2004, $15,966 in 2003, and $15,966 in 2002. Accrued dividend income on these shares at December 31, 2004, 2003, and 2002 was $477, $477, and $477, respectively.

10.	COMMITMENTS AND CONTINGENCIES

Reinsurance—United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 4% of total life insurance in force at December 31, 2004 and less than 3% of premium income for 2003. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

Litigation—United Investors is engaged in routine litigation arising from the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations.

On March 19, 2002, an Alabama jury awarded $50,000 compensatory damages to United Investors against Waddell & Reed Financial, Inc (“WDR”). WDR is a former distributor of United Investors’ variable annuities. The dispute involved certain compensation on United Investors’ in-force block of variable annuities and alleged a scheme by WDR to improperly replace United Investors’ variable annuities with those of another company. On April 18, 2003, the Alabama Supreme Court reversed, in part, the $50,000 verdict rendered by the jury. The court found that conversion, breach of contract, and one claim of fraud and suppression were properly submitted to the jury. However, the court held that two claims, tortuous interference with contractual relations and fraud in connection with a promise by WDR not to replace United Investors’ existing variable annuity contracts, should not have been submitted to the jury. Under Alabama law, the findings by the court that two claims should not have been submitted to the jury necessitated a remand to the trial court on the remaining claims.

On United Investors’ petition for rehearing, the Alabama Supreme Court issued a July 1, 2003 revised opinion affirming the trial jury’s verdict for United Investors on WDR’s claims for unjust enrichment, breach of contract and fraud and also affirmed a separate ruling by the trial judge that there was no contract between United Investors and WDR as alleged by WDR. The Supreme Court left intact its earlier decisions reversing and rendering the two claims that should not have been submitted to the jury and remanding the remaining claims to the trial court. After the Supreme Court’s denial of WDR’s petition for rehearing and its remand of the case to the trial court with a clarifying opinion, United Investors filed a motion for summary judgment in this case with the trial court. Subsequently, on October 22, 2003, WDR delivered to United Investors $12,800, the amount of disputed commissions WDR had previously withheld from United Investors, plus interest. Based upon the delivery of this check, WDR moved for summary judgment in the Alabama trial court. The Alabama trial court denied WDR’s motion for summary judgment in November 2003 and United Investors continued to pursue its remaining claims against WDR in the Alabama Circuit Court. On March 17, 2004, a jury returned a verdict totaling $45,000 in favor of United Investors against three WDR corporate entities. WDR has appealed the verdict.

Concentrations of Credit Risk—United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (1%); investment-grade corporate bonds (66%); preferred stock in affiliates (21%); non-investment-grade securities (8%); policy loans (2%), which are secured by the underlying insurance policy values; non-government-guaranteed mortgage-backed securities (1%); and short-term investments (1%).

Corporate debt and equity investments are made in a wide range of industries. At December 31, 2004, 3% or more of the portfolio was invested in the following industries: Electric, gas, and sanitation services (14%); depository institutions (12%); insurance carriers (10%); non-depository credit institutions (6%); transportation equipment (4%); and industrial/commercial machinery and computer equipment (3%). At year-end 2004, 8% of the carrying value of invested assets was rated below investment grade (BB or lower as rated by the Bloomberg Composite or the equivalent NAIC designation). Par value of these investments was $88,500, amortized cost was $86,500, and market value was $93,400. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements—United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

11.	SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statements of cash flows:

	Year Ended December 31,
	2004	2003	2002
Paid-in capital from tax benefit for stock option exercises	$80	$68	$37

The following table summarizes certain amounts paid during the period:

	Year Ended December 31,
	2004	2003	2002
Income taxes	$20,925	$14,274	$18,440
Interest	266	316	132

12.	BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers, life insurance, and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flows for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2004
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Distribution Channel

Independent Producers	$6,709	8.2%	$—	—%	$6,709	8.2%
Waddell & Reed	51,078	62.6	—	—	51,078	62.4
Liberty National	18,468	22.6	—	—	18,468	22.5
United American	307	0.4	256	100	563	0.7
Globe Direct Response	5,039	6.2	—	—	5,039	6.2

	$81,601	100.0%	$256	100.0%	$81,857	100.0%

	For the Year 2003
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Distribution Channel

Independent Producers	$6,180	7.4%	$—	—%	$6,180	7.4%
Waddell & Reed	54,063	64.7	—	—	54,063	64.6
Liberty National	17,185	20.6	—	—	17,185	20.5
United American	248	0.3	215	100	463	0.6
Globe Direct Response	5,833	7.0	—	—	5,833	6.9

	$83,509	100.0%	$215	100.0%	$83,724	100.0%

	For the Year 2002
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Distribution Channel

Independent Producers	$5,909	6.9%	$—	—%	$5,909	6.8%
Waddell & Reed	57,562	66.8	—	—	57,562	66.7
Liberty National	15,301	17.8	—	—	15,301	17.7
United American	197	0.2	238	100	435	0.5
Globe Direct Response	7,150	8.3	—	—	7,150	8.3

	$86,119	100.0%	$238	100.0%	$86,357	100.0%

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwest regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of DAC, which is funded by and is attributed to the investment segment.

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The table below sets forth a reconciliation of United Investors’ revenues and operations by segment to its major income statement line items.

	For the Year 2004
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$81,601	$256	$—	$—	$81,857
Policy charges and fees	22,094	27,482	—	—	49,576
Net investment income	—	—	71,693	—	71,693
Other income	—	24,998	—	—	24,998

Total revenue	103,695	52,736	71,693		228,124

Benefits and expenses:
Policy benefits	68,594	27,676	—	—	96,270
Required reserve interest	(21,979)	(11,987)	33,966	—	—
Amortization of acquisition costs	26,363	1,844	—	—	28,207
Commissions and premium taxes	6,046	61	—	—	6,107
Required interest on acquisition costs	9,526	4,991	(14,517)	—	—

Total expense	88,550	22,585	19,449	—	130,584

Underwriting income before other income and administrative expense	15,145	30,151	52,244		97,540
Administrative expenses	—	—	—	(11,124)	(11,124)

Measure of segment profitability	$15,145	$30,151	$52,244	$(11,124)	86,416

Realized investment gains adjustment					7,929

Pretax operating income					$94,345

	For the Year 2003
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$83,508	$216	$—	$—	$83,724
Policy charges and fees	22,386	31,066	—	—	53,452
Net investment income	—	—	71,701	—	71,701
Other income	—	26,843	—	—	26,843

Total revenue	105,894	58,125	71,701	—	235,720

Benefits and expenses:
Policy benefits	67,430	31,661	—	—	99,091
Required reserve interest	(21,703)	(13,508)	35,211	—	—
Amortization of acquisition costs	28,478	3,784	—	—	32,262
Commissions and premium taxes	6,184	405	—	—	6,589
Required interest on acquisition costs	9,526	4,991	(14,517)	—	—

Total expense	89,915	27,333	20,694	—	137,942

Underwriting income before other income and administrative expense	15,979	30,792	51,007	—	97,778
Administrative expenses	—	—	—	(8,285)	(8,285)

Measure of segment profitability	$15,979	$30,792	$51,007	$(8,285)	89,493

Realized investment losses adjustment					(3,262)

Pretax operating income					$86,231

	For the Year 2002
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$86,119	$238	$—	$—	$86,357
Policy charges and fees	22,927	38,918	—	—	61,845
Net investment income	—	—	66,213	—	66,213
Other income	—	14,380	—	—	14,380

Total revenue	109,046	53,536	66,213	—	228,795

Benefits and expenses:
Policy benefits	67,228	28,646	—	—	95,874
Required reserve interest	(21,289)	(13,232)	34,521	—	—
Amortization of acquisition costs	22,454	17,567	—	—	40,021
Commissions and premium taxes	6,611	244	—	—	6,855
Required interest on acquisition costs	9,852	7,286	(17,138)	—	—

Total expense	84,856	40,511	17,383	—	142,750

Underwriting income before other income and administrative expense	24,190	13,025	48,830	—	86,045
Administrative expenses	—	—	—	(10,584)	(10,584)

Measure of segment profitability	$24,190	$13,025	$48,830	$(10,584)	75,461

Realized investment losses adjustment					(8,061)

Pretax operating income					$67,400

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain DAC, VOBA, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

	December 31, 2004
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,169,538	$—	$1,169,538
Accrued investment income	—	—	15,099	—	15,099
DAC & VOBA	154,111	75,196	—	—	229,307
Goodwill	—	—	—	$26,628	26,628
Separate account assets	—	1,594,278	—	—	1,594,278
Other assets	—	—	—	423,459	423,459

Total assets	$154,111	$1,669,474	$1,184,637	$450,087	$3,458,309

	December 31, 2003
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,147,713	$—	$1,147,713
Accrued investment income	—	—	14,974	—	14,974
DAC & VOBA	144,299	101,186	—	—	245,485
Goodwill	—	—	—	$26,628	26,628
Separate account assets	—	1,693,900	—	—	1,693,900
Other assets	—	—	—	387,232	387,232

Total assets	$144,299	$1,795,086	$1,162,687	$413,860	$3,515,932

*  *  *  *  *  *

Titanium

Universal Life Variable Account

Financial Statements as of

December 31, 2004 and for the

Years Ended December 31, 2004 and 2003,

and Report of Independent Registered Public

Accounting Firm

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United Investors Life Insurance Company

    and the Contract Owners of the

    Titanium Universal Life Variable Account

We have audited the accompanying balance sheets of each of the sub-accounts (“portfolios” for the purpose of this report) that include the AIM V.I. Capital Appreciation Fund, the AIM V.I. Growth Fund, the AIM V.I. Core Equity Fund, the AIM V.I. International Growth Fund, the AIM V.I. Premier Equity Fund, the AIM V.I. Government Securities Fund, the AIM V.I. Core Stock Fund, the AIM V.I. Technology Fund, the AIM V.I. Utilities Fund, the Alger American Income and Growth Portfolio, the Alger American Leveraged AllCap Portfolio, the Alger American MidCap Growth Portfolio, the Alger American Small Capitalization Portfolio, the Alger American Growth Portfolio, the Alger American Balanced Portfolio, the Scudder VIT EAFE® Equity Index Fund, the Scudder VIT Small Cap Index Fund, the Scudder VIT Equity 500 Index Fund, the Dreyfus VIF–Appreciation Portfolio, the Dreyfus VIF–Money Market Portfolio, the Dreyfus VIF–Quality Bond Portfolio, the Dreyfus Socially Responsible Growth Fund, Inc., the Evergreen VA Foundation Fund, the Evergreen VA International Equity Fund, the Evergreen VA Special Values Fund, the MFS® Emerging Growth Series, the MFS® Investors Trust Series, the MFS® Research Series, the MFS® Total Return Series, the MFS® High Income Series, the Strong Mid Cap Growth Fund II, the Strong Opportunity Fund II, the Templeton Global Asset Allocation Fund, the Templeton Foreign Securities Fund, the Templeton Global Income Securities Fund, the Franklin Real Estate Fund, and the Franklin Zero Coupon Fund-2010, that comprise the Titanium Universal Life Variable Account (the “Universal Life Variable Account”) as of December 31, 2004, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2004. These financial statements are the responsibility of the Universal Life Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Universal Life Variable Account is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Universal Life Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at December 31, 2004 by correspondence with the respective portfolio managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of the Universal Life Variable Account as of December 31, 2004, and the results of their respective operations and changes in net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 28, 2005

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

BALANCE SHEETS

DECEMBER 31, 2004

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio	Alger American Small Capitalization Portfolio
ASSETS
Investment in mutual funds (Note 2)	$680,809	$969,785	$519,695	$416,565	$702,405	$9,771	$460,821	$993,619	$237,111	$731,550	$1,104,035	$1,378,875	$539,952

Total assets	680,809	969,785	519,695	416,565	702,405	9,771	460,821	993,619	237,111	731,550	1,104,035	1,378,875	539,952

LIABILITIES
Mortality and expense risk charge payable to sponsor (Note 4)	140	199	107	85	145	2	95	205	49	150	227	284	111

Total liabilities	140	199	107	85	145	2	95	205	49	150	227	284	111

Net assets (Note 3)	$680,669	$969,586	$519,588	$416,480	$702,260	$9,769	$460,726	$993,414	$237,062	$731,400	$1,103,808	$1,378,591	$539,841

EQUITY
Equity of contract owners	$680,669	$969,586	$519,588	$416,480	$702,260	$9,769	$460,726	$993,414	$237,062	$731,400	$1,103,808	$1,378,591	$539,841

Total equity	$680,669	$969,586	$519,588	$416,480	$702,260	$9,769	$460,726	$993,414	$237,062	$731,400	$1,103,808	$1,378,591	$539,841

Accumulation units outstanding	30,005	60,423	22,995	21,071	32,977	810	24,896	80,002	15,190	72,791	36,329	66,292	26,651

Net assets value per unit	22.685	16.047	22.596	19.766	21.295	12.060	18.506	12.417	15.606	10.048	30.384	20.796	20.256

Cost of invested assets	$618,694	$859,485	$487,410	$320,765	$654,713	$10,018	$426,824	$948,689	$197,129	$650,157	$987,159	$1,122,845	$441,826

(Continued)

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

BALANCE SHEETS

DECEMBER 31, 2004

	Alger American Growth Portfolio	Alger American Balanced Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF– Appreciation Portfolio	Dreyfus VIF– Money Market Portfolio	Dreyfus VIF– Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Foundation Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund
ASSETS
Investment in mutual funds (Note 2)	$1,244,982	$12,340	$272,647	$403,476	$86,161	$405,999	$692,575	$699,972	$370,453	$38,582	$120,718	$1,003,917

Total assets	1,244,982	12,340	272,647	403,476	86,161	405,999	692,575	699,972	370,453	38,582	120,718	1,003,917

LIABILITIES
Mortality and expense risk charge payable to sponsor (Note 4)	257	2	56	83	18	87	142	144	76	8	25	206

Total liabilities	257	2	56	83	18	87	142	144	76	8	25	206

Net assets (Note 3)	$1,244,725	$12,338	$272,591	$403,393	$86,143	$405,912	$692,433	$699,828	$370,377	$38,574	$120,693	$1,003,711

EQUITY
Equity of contract owners	$1,244,725	$12,338	$272,591	$403,393	$86,143	$405,912	$692,433	$699,828	$370,377	$38,574	$120,693	$1,003,711

Total equity	$1,244,725	$12,338	$272,591	$403,393	$86,143	$405,912	$692,433	$699,828	$370,377	$38,574	$120,693	$1,003,711

Accumulation units outstanding	35,449	911	28,579	28,117	6,768	11,417	692,575	61,347	14,718	2,808	9,566	61,552

Net assets value per unit	$35.113	$13.543	$9.538	$14.347	$12.728	$35.553	$1.000	$11.408	$25.165	$13.737	$12.617	$16.307

Cost of invested assets	$1,113,630	$11,760	$213,406	$313,988	$79,495	$378,627	$692,580	$658,801	$347,085	$35,442	$99,165	$767,529

(Continued)

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

BALANCE SHEETS

DECEMBER 31, 2004

	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series	MFS High Income Series	Strong Mid Cap Growth Fund II	Strong Opportunity Fund II	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Income Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund–2010	Total
ASSETS
Investment in mutual funds (Note 2)	$811,981	$171,006	$155,946	$808,610	$6,563	$756,244	$958,021	$328,418	$362,795	$57,007	$81,702	$6,714	$18,601,822

Total assets	811,981	171,006	155,946	808,610	6,563	756,244	958,021	328,418	362,795	57,007	81,702	6,714	18,601,822

LIABILITIES
Mortality and expense risk charge payable to sponsor (Note 4)	167	35	32	166	1	156	197	71	74	16	17	1	3,836

Total liabilities	167	35	32	166	1	156	197	71	74	16	17	1	3,836

Net assets (Note 3)	$811,814	$170,971	$155,914	$808,444	$6,562	$756,088	$957,824	$328,347	$362,721	$56,991	$81,685	$6,713	$18,597,986

EQUITY
Equity of contract owners	$811,814	$170,971	$155,914	$808,444	$6,562	$756,088	$957,824	$328,347	$362,721	$56,991	$81,685	$6,713	$18,597,986

Total equity	$811,814	$170,971	$155,914	$808,444	$6,562	$756,088	$957,824	$328,347	$362,721	$56,991	$81,685	$6,713	$18,597,986

Accumulation units outstanding	46,346	9,458	10,193	37,733	633	46,225	42,674	15,676	25,282	3,645	2,680	409

Net assets value per unit	$17.516	$18.077	$15.296	$21.425	$10.367	$16.357	$22.445	$20.946	$14.347	$15.635	$30.479	$16.413

Cost of invested assets	$713,348	$147,468	$133,052	$707,050	$6,261	$644,078	$747,833	$275,747	$296,929	$53,597	$69,812	$6,688	$16,239,085

See notes to financial statements.

(Concluded)

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio	Alger American Small Capitalization Portfolio	Alger American Growth Portfolio
Dividend/interest income (Note 2)	$—	$—	$4,642	$2,412	$3,166	$302	$3,914	$—	$5,077	$3,191	$—	$—	$—	$—
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	4,425	6,140	3,487	2,481	5,064	14	3,236	6,514	1,599	4,692	7,333	8,504	3,063	8,064
Contract maintenance charges:
Administration fees	9,891	13,649	7,143	5,871	8,066	51	6,515	13,087	3,197	10,731	14,499	19,006	7,925	15,673
Cost of insurance	100,322	140,420	72,092	50,499	83,519	909	72,217	130,757	31,932	110,822	159,149	205,768	71,101	175,362

Total	114,638	160,209	82,722	58,851	96,649	974	81,968	150,358	36,728	126,245	180,981	233,278	82,089	199,099

Net investment losses	(114,638)	(160,209)	(78,080)	(56,439)	(93,483)	(672)	(78,054)	(150,358)	(31,651)	(123,054)	(180,981)	(233,278)	(82,089)	(199,099)
Realized investment gains (losses) including distributions	4,088	5,256	6,501	4,526	3,280	(6)	3,410	(9,946)	3,338	5,996	8,365	23,488	2,477	7,549
Unrealized investment gains (losses)	33,042	82,029	(386)	71,285	24,744	(247)	11,201	56,856	38,920	40,264	68,685	101,591	55,538	59,253

Net gain (loss) on investments	37,130	87,285	6,115	75,811	28,024	(253)	14,611	46,910	42,258	46,260	77,050	125,079	58,015	66,802

Net increase (decrease) in net assets from operations	(77,508)	(72,924)	(71,965)	19,372	(65,459)	(925)	(63,443)	(103,448)	10,607	(76,794)	(103,931)	(108,199)	(24,074)	(132,297)
Premium deposits and net transfers*	287,130	392,885	228,123	139,616	185,573	10,694	155,707	373,529	75,284	334,711	429,332	612,648	283,308	512,114
Transfers to Sponsor for benefits and terminations	(83,075)	(60,952)	(62,222)	(23,032)	(80,217)	—	(56,656)	(99,492)	(27,232)	(85,346)	(125,055)	(116,186)	(19,225)	(77,206)

Total increase	126,547	259,009	93,936	135,956	39,897	9,769	35,608	170,589	58,659	172,571	200,346	388,263	240,009	302,611
Net assets at beginning of period	554,122	710,577	425,652	280,524	662,363	—	425,118	822,825	178,403	558,829	903,462	990,328	299,832	942,114

Net assets at end of period (Note 3)	$680,669	$969,586	$519,588	$416,480	$702,260	$9,769	$460,726	$993,414	$237,062	$731,400	$1,103,808	$1,378,591	$539,841	$1,244,725

	Alger American Balanced Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF– Appreciation Portfolio	Dreyfus VIF– Money Market Portfolio	Dreyfus VIF– Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Foundation Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series
Dividend/interest income (Note 2)	$44	$3,591	$1,138	$400	$7,086	$5,016	$26,806	$1,428	$336	$1,346	$16,333	$—	$909	$1,320
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	37	1,456	2,188	365	2,344	4,582	4,587	2,484	276	792	6,267	4,983	1,106	980
Contract maintenance charges:
Administration fees	235	2,189	4,670	349	4,421	12,082	9,125	4,391	732	1,482	13,912	10,261	1,852	2,270
Cost of insurance	2,358	31,100	53,809	5,491	53,606	144,293	114,379	42,189	10,277	19,074	148,033	107,799	21,176	22,034

Total	2,630	34,745	60,667	6,205	60,371	160,957	128,091	49,064	11,285	21,348	168,212	123,043	24,134	25,284

Net investment losses	(2,586)	(31,154)	(59,529)	(5,805)	(53,285)	(155,941)	(101,285)	(47,636)	(10,949)	(20,002)	(151,879)	(123,043)	(23,225)	(23,964)

Realized investment gains (losses) including distributions	(20)	2,323	2,971	40	3,327	(1)	2,837	950	570	2,364	19,039	2,847	1,010	1,392
Unrealized investment gains (losses)	580	36,574	50,685	6,034	9,572	1	34,053	19,303	1,421	15,556	127,398	87,160	14,532	17,954

Net gain on investments	560	38,897	53,656	6,074	12,899	—	36,890	20,253	1,991	17,920	146,437	90,007	15,542	19,346

Net increase (decrease) in net assets from operations	(2,026)	7,743	(5,873)	269	(40,386)	(155,941)	(64,395)	(27,383)	(8,958)	(2,082)	(5,442)	(33,036)	(7,683)	(4,618)
Premium deposits and net transfers*	14,458	133,599	208,754	56,107	235,377	329,754	302,627	123,865	21,535	42,712	358,316	339,255	50,770	58,157
Transfers to Sponsor for benefits and terminations	(94)	(6,064)	(11,700)	(65)	(46,357)	(58,732)	(62,268)	(31,568)	(7,193)	(6,172)	(64,578)	(57,940)	(5,468)	(13,483)

Total increase (decrease)	12,338	135,278	191,181	56,311	148,634	115,081	175,964	64,914	5,384	34,458	288,296	248,279	37,619	40,056
Net assets at beginning of period	—	137,313	212,212	29,832	257,278	577,352	523,864	305,463	33,190	86,235	715,415	563,535	133,352	115,858

Net assets at end of period (Note 3)	$12,338	$272,591	$403,393	$86,143	$405,912	$692,433	$699,828	$370,377	$38,574	$120,693	$1,003,711	$811,814	$170,971	$155,914

(Continued)

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	MFS® Total Return Series	MFS® High Income Series	Strong Mid Cap Growth Fund II	Strong Opportunity Fund II	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Income Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund–2010	Total
Dividend/interest income (Note 2)	$10,154	$66	$—	$—	$5,926	$3,024	$414	$511	$70	$108,622
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	4,909	20	4,798	6,034	1,657	2,052	119	240	18	116,910
Contract maintenance charges:
Administration fees	10,115	122	10,288	14,058	3,985	3,209	101	789	90	246,032
Cost of insurance	116,058	1,141	110,635	135,835	43,285	44,593	1,496	8,265	1,102	2,642,897

Total	131,082	1,283	125,721	155,927	48,927	49,854	1,716	9,294	1,210	3,005,839

Net investment losses	(120,928)	(1,217)	(125,721)	(155,927)	(43,001)	(46,830)	(1,302)	(8,783)	(1,140)	(2,897,217)

Realized investment gains (losses) including distributions	5,269	3	1,497	13,544	6,023	2,377	1,630	175	(4)	138,485
Unrealized investment gains	60,100	302	112,621	125,770	29,251	47,456	3,410	11,890	26	1,454,424

Net gain on investments	65,369	305	114,118	139,314	35,274	49,833	5,040	12,065	22	1,592,909

Net increase (decrease) in net assets from operations	(55,559)	(912)	(11,603)	(16,613)	(7,727)	3,003	3,738	3,282	(1,118)	(1,304,308)
Premium deposits and net transfers*	392,756	7,474	269,447	368,651	226,429	187,402	80,770	78,478	7,831	7,915,178
Transfers to Sponsor for benefits and terminations	(34,736)	—	(87,241)	(82,650)	(36,653)	(5,932)	(27,517)	(75)	—	(1,562,382)

Total increase	302,461	6,562	170,603	269,388	182,049	184,473	56,991	81,685	6,713	5,048,488
Net assets at beginning of period	505,983	—	585,485	688,436	146,298	178,248	—	—	—	13,549,498

Net assets at end of period (Note 3)	$808,444	$6,562	$756,088	$957,824	$328,347	$362,721	$56,991	$81,685	$6,713	$18,597,986

(Concluded)

*	Includes transfer activities from (to) other portfolios

See notes to financial statements.

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2003

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	Invesco VIF Core Equity Fund	Invesco VIF Technology Fund	Invesco VIF Utilities Fund	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio	Alger American Small Capitalization Portfolio	Alger American Growth Portfolio	Scudder VIT EAFE® Equity Index Fund
Dividend/interest income (Note 2)	$—	$—	$3,520	$1,323	$1,798	$4,465	$—	$1,924	$1,204	$—	$—	$—	$—	$3,730
Expense paid to Sponsor (Note 4)—
Mortality and expense risk charge	3,023	3,673	2,348	1,546	3,788	2,336	4,524	1,029	2,958	5,037	5,218	1,449	5,059	704
Contract maintenance charges:
Administration fees	9,706	12,886	7,276	5,000	8,568	6,251	12,021	3,264	9,884	13,614	15,515	4,993	14,276	1,631
Cost of insurance	90,197	119,465	73,573	42,220	88,944	68,998	119,030	30,454	95,981	139,082	164,534	42,448	139,524	18,206

Total	102,926	136,024	83,197	48,766	101,300	77,585	135,575	34,747	108,823	157,733	185,267	48,890	158,859	20,541

Net investment losses	(102,926)	(136,024)	(79,677)	(47,443)	(99,502)	(73,120)	(135,575)	(32,823)	(107,619)	(157,733)	(185,267)	(48,890)	(158,859)	(16,811)

Realized investment gains (losses) including distributions	(4,888)	(7,159)	(2,789)	(2,093)	(8,371)	(1,831)	(9,621)	(4,514)	(3,984)	(6,352)	(3,920)	(71)	(4,886)	258
Unrealized investment gains (losses)	112,891	144,747	73,539	60,423	128,007	64,260	236,146	26,495	112,177	201,162	282,135	70,340	216,651	26,549

Net gain (loss) on investments	108,003	137,588	70,750	58,330	119,636	62,429	226,525	21,981	108,193	194,810	278,215	70,269	211,765	26,807

Net increase (decrease) in net assets from operations	5,077	1,564	(8,927)	10,887	20,134	(10,691)	90,950	(10,842)	574	37,077	92,948	21,379	52,906	9,996

Premium deposits and net transfers*	287,638	419,778	214,988	128,097	308,875	227,691	384,600	88,436	321,101	471,825	492,375	169,957	491,784	62,310
Transfers to Sponsor for benefits and terminations	(36,253)	(45,240)	(19,815)	(11,814)	(27,686)	(12,619)	(31,985)	(18,078)	(29,093)	(50,263)	(41,181)	(12,568)	(36,806)	(7,239)

Total increase	256,462	376,102	186,246	127,170	301,323	204,381	443,565	59,516	292,582	458,639	544,142	178,768	507,884	65,067
Net assets at beginning of period	297,660	334,475	239,406	153,354	361,040	220,737	379,260	118,887	266,247	444,823	446,186	121,064	434,230	72,246

Net assets at end of period (Note 3)	$554,122	$710,577	$425,652	$280,524	$662,363	$425,118	$822,825	$178,403	$558,829	$903,462	$990,328	$299,832	$942,114	$137,313

	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF– Appreciation Portfolio	Dreyfus VIF–Money Market Portfolio	Dreyfus VIF– Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Equity Index Fund	Evergreen VA Foundation Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series
Dividend/interest income (Note 2)	$1,214	$—	$3,237	$2,341	$29,016	$307	$3,100	$679	$760	$681	$—	$542	$596	$6,096
Expense paid to Sponsor (Note 4)—
Mortality and expense risk charge	1,040	7	1,322	2,633	3,095	1,682	1,482	179	500	3,908	3,040	704	672	2,787
Contract maintenance charges:
Administration fees	3,233	1	3,927	7,325	8,965	4,515	3,566	560	1,334	12,566	8,888	1,816	2,205	8,489
Cost of insurance	33,967	40	41,335	108,050	111,215	39,495	41,585	7,651	13,345	136,815	85,007	18,893	20,580	86,453

Total	38,240	48	46,584	118,008	123,275	45,692	46,633	8,390	15,179	153,289	96,935	21,413	23,457	97,729

Net investment losses	(37,026)	(48)	(43,347)	(115,667)	(94,259)	(45,385)	(43,533)	(7,711)	(14,419)	(152,608)	(96,935)	(20,871)	(22,861)	(91,633)
Realized investment gains (losses) including distributions	996	—	(859)	(3)	1,141	(5,023)	15,637	(349)	(757)	(1,303)	(5,822)	(1,819)	(2,764)	(678)
Unrealized investment gains (losses)	53,762	633	35,390	(6)	(12,725)	59,327	25,531	3,302	15,557	156,796	111,249	21,586	22,793	55,551

Net gain on investments	54,758	633	34,531	(9)	(11,584)	54,304	41,168	2,953	14,800	155,493	105,427	19,767	20,029	54,873

Net increase (decrease) in net assets from operations	17,732	585	(8,816)	(115,676)	(105,843)	8,919	(2,365)	(4,758)	381	2,885	8,492	(1,104)	(2,832)	(36,760)

Premium deposits and net transfers*	114,576	29,247	156,529	489,040	351,123	144,099	(81,254)	18,209	39,446	370,477	307,239	75,156	61,210	309,827
Transfers to Sponsor for benefits and terminations	(10,191)	—	(9,446)	(39,085)	(21,269)	(14,835)	(194,566)	(839)	(4,790)	(37,821)	(25,699)	(6,752)	(14,185)	(42,542)

Total increase (decrease)	122,117	29,832	138,267	334,279	224,011	138,183	(278,185)	12,612	35,037	335,541	290,032	67,300	44,193	230,525
Net assets at beginning of period	90,095	—	119,011	243,073	299,853	167,280	278,185	20,578	51,198	379,874	273,503	66,052	71,665	275,458

Net assets at end of period (Note 3)	$212,212	$29,832	$257,278	$577,352	$523,864	$305,463	$—	$33,190	$86,235	$715,415	$563,535	$133,352	$115,858	$505,983

(Continued)

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2003

	Strong Mid Cap Growth Fund II	Strong Opportunity Fund II	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Total
Dividend/interest income (Note 2)	$—	$462	$2,541	$1,759	$72,706
Expense paid to Sponsor (Note 4)—
Mortality and expense risk charge	3,365	3,773	744	833	74,458
Contract maintenance charges:
Administration fees	9,805	12,382	2,849	2,445	219,756
Cost of insurance	98,750	113,368	28,611	26,427	2,244,243

Total	111,920	129,523	32,204	29,705	2,538,457

Net investment losses	(111,920)	(129,061)	(29,663)	(27,946)	(2,465,751)

Realized investment gains (losses) including distributions	(9,685)	(1,265)	769	(1,247)	(73,252)
Unrealized investment gains	137,578	167,712	27,489	35,366	2,671,002

Net gain on investments	127,893	166,447	28,258	34,119	2,597,750

Net increase (decrease) in net assets from operations	15,973	37,386	(1,405)	6,173	131,999
Premium deposits and net transfers*	298,673	359,001	99,697	113,847	7,325,597
Transfers to Sponsor for benefits and terminations	(32,014)	(41,242)	(13,190)	(5,852)	(894,958)

Total increase	282,632	355,145	85,102	114,168	6,562,638
Net assets at beginning of period	302,853	333,291	61,196	64,080	6,986,860

Net assets at end of period (Note 3)	$585,485	$688,436	$146,298	$178,248	$13,549,498

* Includes transfer activities from (to) other portfolios					(Concluded )

See notes to financial statements.

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND FOR THE YEARS ENDED

DECEMBER 31, 2004 AND 2003

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization—The Titanium Universal Life Variable Account (the “Universal Life Variable Account”) was established on September 15, 1999 as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The assets of each portfolio of the Universal Life Variable Account are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio. As of December 31, 2004, the following investment portfolios were available:

AIM Variable Insurance Funds:

AIM V.I. Capital Appreciation Fund—Series I Shares

AIM V.I. Growth Fund—Series I Shares

AIM V.I. Core Equity Fund—Series I Shares

AIM V.I. International Growth Fund—Series I Shares

AIM V.I. Premier Equity Fund—Series I Shares

AIM V.I. Government Securities Fund—Series I Shares

AIM V.I. Core Stock Fund—Series I Shares

AIM V.I. Technology Fund—Series I Shares

AIM V.I. Utilities Fund—Series I Shares

The Alger American Funds:

Alger American Income and Growth Portfolio—Class O Shares

Alger American Leveraged AllCap Portfolio—Class O Shares

Alger American MidCap Growth Portfolio—Class O Shares

Alger American Small Capitalization Portfolio—Class O Shares

Alger American Growth Portfolio—Class O Shares

Alger American Balanced Portfolio—Class O Shares

Scudder Investment VIT Funds:

Scudder VIT EAFE® Equity Index Fund—Class A Shares

Scudder VIT Small Cap Index Fund—Class A Shares

Scudder VIT Equity 500 Index Fund—Class A Shares

Dreyfus Variable Investment Funds:

Dreyfus VIF Appreciation Portfolio—Initial Shares

Dreyfus VIF Money Market Portfolio

Dreyfus VIF Quality Bond Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares

Evergreen Investments:

Evergreen VA Foundation Fund

Evergreen VA International Equity Fund

Evergreen VA Special Values Fund

MFS® Variable Insurance Trust:

MFS® Emerging Growth Series

MFS® Investors Trust Series

MFS® Research Series

MFS® Total Return Series

MFS® High Income Series

Strong Variable Insurance Funds, Inc. -

Strong Mid Cap Growth Fund II

Strong Opportunity Fund II, Inc. -

Strong Opportunity Fund II

Franklin Templeton Variable Insurance Products Trust:

Templeton Global Asset Allocation Fund—Class 2

Templeton Foreign Securities Fund—Class 2

Templeton Global Income Securities Fund—Class 2

Franklin Real Estate Fund—Class 2

Franklin Zero Coupon Fund - 2010—Class 2

On May 25, 2004, Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (“SFC”) to acquire the assets of SFC and certain of its affiliates, including Strong Capital Management, Inc. (“Strong”), the investment adviser to the Strong Family of Funds (“Strong Funds”). Pursuant to the receipt of approval from the SFC Board, shareholders of the Strong Funds met and approved the reorganization of each Strong Fund into a Wells Fargo Fund on December 10 and December 22, 2004. Effective on or about April 11, 2005, the Investor Class and Advisor Class shares of the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund and the Strong Mid Cap Growth Fund II reorganized into the Wells Fargo Advantage Discovery Fund.

Basis of Presentation—The financial statements of the Universal Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Federal Taxes—Currently no charge is made to the Universal Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Universal Life Variable Account investment income under current tax law.

2.	INVESTMENTS

Stocks and convertible bonds of each portfolio are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks, which are traded over-the-counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations), which provides information on bid and asked prices quoted by major dealers in such stock. Short-term debt securities are valued at amortized cost, which approximates fair value.

Security transactions are accounted for by portfolio on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Investments in shares of separate investment portfolios are stated at fair value, which is the net asset value per share as determined by the respective portfolios (see Note 3). Dividends received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

The following is a summary of reinvested dividends and interest by portfolio:

	2004		2003
Investment Portfolio	Shares Reinvested	Dividend and Interest Income	Shares Reinvested	Dividend and Interest Income
AIM V.I. Capital Appreciation Fund	—	$—	—	$—
AIM V.I. Growth Fund	—	—	—	—
AIM V.I. Core Equity Fund	220	4,642	174	3,520
AIM V.I. International Growth Fund	126	2,412	86	1,323
AIM V.I. Premier Equity Fund	151	3,166	92	1,798
AIM V.I. Government Securities Fund	25	302	—	—
AIM V.I. Core Stock Fund	212	3,914	257	4,465
AIM V.I. Technology Fund	—	—	—	—
AIM V.I. Utilities Fund	401	5,077	153	1,924
Alger American Income and Growth Portfolio	350	3,191	150	1,204
Alger American Leveraged AllCap Portfolio	—	—	—	—
Alger American MidCap Growth Portfolio	—	—	—	—
Alger American Small Capitalization Portfolio	—	—	—	—
Alger American Growth Portfolio	—	—	—	—
Alger American Balanced Portfolio	4	44	—	—
Scudder VIT EAFE® Equity Index Fund	443	3,591	619	3,730
Scudder VIT Small Cap Index Fund	92	1,138	140	1,214
Scudder VIT Equity 500 Index Fund	35	400	—	—
Dreyfus VIF Appreciation Portfolio	199	7,086	96	3,237
Dreyfus VIF Money Market Portfolio	5,015	5,016	2,341	2,341
Dreyfus VIF Quality Bond Portfolio	2,249	26,806	2,473	29,016
The Dreyfus Socially Responsible Growth Fund, Inc.	57	1,428	13	307
Evergreen VA Equity Index Fund	—	—	366	3,100
Evergreen VA Foundation Fund	25	336	53	679
Evergreen VA International Fund	110	1,346	73	760
Evergereen VA Special Values Fund	1,022	16,333	50	681
MFS® Emerging Growth Series	—	—	—	—
MFS® Investors Trust Series	56	909	39	542
MFS® Research Series	98	1,320	53	596
MFS® Total Return Series	523	10,154	355	6,096
MFS® High Income Series	7	66	—	—
Strong Mid Cap Growth Fund II	—	—	—	—
Strong Opportunity Fund II	—	—	24	462
Templeton Global Asset Allocation Fund	326	5,926	158	2,541
Templeton Foreign Securities Fund	244	3,024	172	1,759
Templeton Global Income Securities	31	414	—	—
Franklin Real Estate Fund	22	511	—	—
Franklin Zero Coupon Fund-2010	5	70	—	—

3.	NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio.

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio	Alger American Small Capitalization Portfolio
2004
Cost to:
Contract owners	$1,126,738	$1,480,153	$853,868	$536,557	$1,130,944	$10,694	$734,132	$1,635,439	$362,307	$1,134,072	$1,731,386	$1,873,696	$663,252
Adjustment for market appreciation	59,927	100,717	42,142	104,268	38,478	49	44,750	2,133	44,949	78,817	107,393	287,904	98,620
Deductions:
Mortality and expense risk charges	(10,384)	(12,703)	(8,538)	(5,581)	(12,365)	(14)	(7,158)	(14,663)	(3,474)	(9,599)	(16,264)	(17,040)	(5,416)
Contract maintenance charges:
Administrative expense	(38,723)	(50,525)	(27,458)	(20,809)	(31,381)	(51)	(19,551)	(50,724)	(12,847)	(33,896)	(50,188)	(54,259)	(19,661)
Cost of insurance	(314,731)	(412,160)	(243,565)	(152,853)	(295,230)	(909)	(212,230)	(414,128)	(101,643)	(304,767)	(458,490)	(531,605)	(157,381)
Benefits and terminations	(142,158)	(135,896)	(96,861)	(45,102)	(128,186)		(79,217)	(164,643)	(52,230)	(133,227)	(210,029)	(180,105)	(39,573)

Net assets	$680,669	$969,586	$519,588	$416,480	$702,260	$9,769	$460,726	$993,414	$237,062	$731,400	$1,103,808	$1,378,591	$539,841

	Alger American Growth Portfolio	Alger American Balanced Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF– Appreciation Portfolio	Dreyfus VIF– Money Market Portfolio	Dreyfus VIF– Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Foundation Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund
2004
Cost to:
Contract owners	$1,775,475	$14,458	$306,041	$462,615	$85,354	$574,490	$1,175,328	$1,041,955	$582,033	$68,910	$163,154	$1,279,137
Adjustment for market appreciation	140,982	604	65,111	96,745	7,107	41,146	11,598	101,128	15,769	4,616	24,966	287,536
Deductions:
Mortality and expense risk charges	(16,462)	(37)	(2,554)	(3,838)	(372)	(4,511)	(9,150)	(9,919)	(5,948)	(575)	(1,656)	(12,494)
Contract maintenance charges:
Administrative expense	(49,309)	(235)	(5,893)	(11,037)	(350)	(13,037)	(29,977)	(25,544)	(19,583)	(1,847)	(4,803)	(37,258)
Cost of insurance	(469,512)	(2,358)	(71,796)	(113,508)	(5,531)	(131,818)	(333,920)	(306,866)	(145,389)	(23,674)	(48,783)	(393,687)
Benefits and terminations	(136,449)	(94)	(18,318)	(27,584)	(65)	(60,358)	(121,446)	(100,926)	(56,505)	(8,856)	(12,185)	(119,523)

Net assets	$1,244,725	$12,338	$272,591	$403,393	$86,143	$405,912	$692,433	$699,828	$370,377	$38,754	$120,693	$1,003,711

	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series	MFS® High Income Series	Strong Mid Cap Growth Fund II	Strong Opportunity Fund II	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Income Securities Fund	Franklin Real Estate Fund	Franklin Zero Coupon Fund–2010
2004
Cost to:
Contract owners	$1,177,537	$237,790	$238,423	$1,077,031	$7,474	$1,222,625	$1,276,439	$415,949	$412,525	$80,770	$78,478	$7,831
Adjustment for market appreciation (depreciation)	85,506	22,238	22,569	126,862	371	78,685	231,647	68,724	74,800	5,454	12,576	92
Deductions:
Mortality and expense risk charges	(10,365)	(2,332)	(2,194)	(9,291)	(20)	(11,610)	(12,084)	(2,807)	(3,522)	(119)	(240)	(18)
Contract maintenance charges:
Administrative expense	(36,061)	(6,197)	(7,838)	(25,580)	(122)	(40,633)	(39,743)	(9,292)	(8,542)	(101)	(789)	(90)
Cost of insurance	(302,158)	(65,167)	(64,798)	(268,209)	(1,141)	(348,476)	(352,118)	(91,508)	(94,629)	(1,496)	(8,265)	(1,102)
Benefits and terminations	(10,645)	(15,361)	(30,248)	(92,369)		(144,503)	(146,317)	(52,719)	(17,911)	(27,517)	(75)

Net assets	$811,814	$170,971	$155,914	$808,444	$6,562	$756,088	$957,824	$328,347	$362,721	$56,991	$81,685	$6,713

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. Intl Growth Fund	AIM V.I. Premier Equity Fund	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio	Alger American Small Capitalization Portfolio	Alger American Growth Portfolio	Scudder EAFE® Equity Index Fund	Scudder VIT Small Capitalization Index Fund
2003
Cost to:
Contract owners	$839,608	$1,087,268	$625,745	$396,941	$945,371	$799,361	$1,302,054	$1,261,048	$379,944	$1,263,361	$172,442	$253,861
Adjustment for market appreciation	22,797	13,432	31,385	26,045	7,288	29,366	30,343	162,825	40,605	74,180	22,623	41,951
Deductions:
Mortality and expense risk charges	(5,959)	(6,563)	(5,051)	(3,100)	(7,301)	(4,907)	(8,931)	(8,536)	(2,353)	(8,398)	(1,098)	(1,650)
Contract maintenance charges:
Administrative expense	(28,832)	(36,876)	(20,315)	(14,938)	(23,315)	(23,165)	(35,689)	(35,253)	(11,736)	(33,636)	(3,704)	(6,367)
Cost of insurance	(214,409)	(271,740)	(171,473)	(102,354)	(211,711)	(193,945)	(299,341)	(325,837)	(86,280)	(294,150)	(40,696)	(59,699)
Benefits and terminations	(59,083)	(74,944)	(34,639)	(22,070)	(47,969)	(47,881)	(84,974)	(63,919)	(20,348)	(59,243)	(12,254)	(15,884)

Net assets	$554,122	$710,577	$425,652	$280,524	$662,363	$558,829	$903,462	$990,328	$299,832	$942,114	$137,313	$212,212

	Scudder VIT Equity 500 Index Fund	Dreyfus VIF– Appreciation Portfolio	Dreyfus VIF– Money Market Portfolio	Dreyfus VIF– Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Equity Index Fund	Evergreen VA Foundation Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund	Invesco VIF Core Equity Fund	Invesco VIF Technology Fund	Invesco VIF Utilities Fund
2003
Cost to:
Contract owners	$29,247	$339,113	$845,574	$739,328	$458,168	$273,287	$47,375	$120,442	$920,821	$578,425	$1,261,910	$287,023
Adjustment for market appreciation (depreciation)	633	21,161	6,582	37,432	(5,912)	20,842	2,289	5,700	124,766	26,225	(44,777)	(2,386)
Deductions:
Mortality and expense risk charges	(7)	(2,167)	(4,568)	(5,332)	(3,464)	(2,630)	(299)	(864)	(6,227)	(3,922)	(8,149)	(1,875)
Contract maintenance charges:
Administrative expense	(1)	(8,616)	(17,895)	(16,419)	(15,192)	(6,886)	(1,115)	(3,321)	(23,346)	(13,036)	(37,637)	(9,650)
Cost of insurance	(40)	(78,212)	(189,627)	(192,487)	(103,200)	(86,425)	(13,397)	(29,709)	(245,654)	(140,013)	(283,371)	(69,711)
Benefits and terminations		(14,001)	(62,714)	(38,658)	(24,937)	(198,188)	(1,663)	(6,013)	(54,945)	(22,561)	(65,151)	(24,998)

Net assets	$29,832	$257,278	$577,352	$523,864	$305,463	$—	$33,190	$86,235	$715,415	$425,118	$822,825	$178,403

	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series	Strong Mid Cap Growth Fund II	Strong Opportunity Fund II	Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund
2003
Cost to:
Contract owners	$838,282	$187,020	$180,266	$684,275	$953,178	$907,788	$225,123	$189,520
Adjustment for market appreciation (depreciation)	(4,501)	5,787	1,903	51,339	(35,433)	92,333	21,943	27,524
Deductions:
Mortality and expense risk charges	(5,382)	(1,226)	(1,214)	(4,382)	(6,812)	(6,050)	(1,470)	(1,150)
Contract maintenance charges:
Administrative expense	(25,800)	(4,345)	(5,568)	(15,465)	(30,345)	(25,685)	(5,333)	(5,307)
Cost of insurance	(194,359)	(43,991)	(42,764)	(152,151)	(237,841)	(216,283)	(50,036)	(48,223)
Benefits and terminations	(44,705)	(9,893)	(16,765)	(57,633)	(57,262)	(63,667)	(11,979)	(16,066)

Net assets	$563,535	$133,352	$115,858	$505,983	$585,485	$688,436	$178,248	$146,298

4.	CHARGES AND DEDUCTIONS

Fund Management and Fees—AIM Advisors, Inc., Fred Alger Management, Deutsche Asset Management, Inc., The Dreyfus Corporation, Evergreen Investment Management Company, LLC, MFS Investment Management, Strong Capital Management, Inc., Templeton Investment Counsel, LLC and Franklin Advisors, Inc. are the fund managers (the “Manager”) of their respective funds and provide investment advisory services to their respective fund portfolios. Each portfolio will pay the Manager a fee for managing its investments. However, for certain portfolios, the Manager waived part or all of its management fee during 2004 and 2003. This management fee is calculated by the Manager as a percentage of the fund’s annual average net assets, before amount waived, is as follows:

Portfolio	Management Fee
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund—Series I Shares	0.61%
AIM V.I. Growth Fund—Series I Shares	0.63%
AIM V.I. Core Equity Fund—Series I Shares	0.61%
AIM V.I. International Growth Fund—Series I Shares	0.74%
AIM V.I. Premier Equity Fund—Series I Shares	0.61%
AIM V.I. Government Securities Fund—Series I Shares	0.47%
AIM V.I. Core Stock Fund—Series I Shares	0.75%
AIM V.I. Technology Fund—Series I Shares	0.75%
AIM V.I. Utilities Fund—Series I Shares	0.60%

The Alger American Funds:
Alger American Growth Portfolio—Class O Shares	0.75%
Alger American Income and Growth Portfolio—Class O Shares	0.625%
Alger American Leveraged AllCap Portfolio—Class O Shares	0.85%
Alger American MidCap Growth Portfolio—Class O Shares	0.80%
Alger American Small Capitalization Portfolio—Class O Shares	0.85%
Alger American Balanced—Class O Shares	0.75%

Scudder Investment VIT Funds:
Scudder VIT EAFE® Equity Index Fund—Class A	0.45%
Scudder VIT Small Cap Index Fund—Class A	0.35%
Scudder VIT Equity 500 Index Fund—Class A	0.20%

Dreyfus Variable Investment Funds:
Dreyfus VIF—Appreciation Portfolio—Initial Shares	0.75%
Dreyfus VIF—Money Market Portfolio	0.50%
Dreyfus VIF—Quality Bond Portfolio—Initial Shares	0.65%

The Dreyfus Socially Responsible Growth Fund, Inc. -
The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	0.75%

Evergreen Investments:
Evergreen VA Foundation Fund	0.33%
Evergreen VA International Equity Fund	0.42%
Evergreen VA Special Values Fund	0.79%

(Continued)

Portfolio	Management Fee
MFS® Variable Insurance Trust:
MFS® Emerging Growth Series	0.75%
MFS® Investors Trust Series	0.75%
MFS® Research Series	0.75%
MFS® Total Return Series	0.75%
MFS® High Income Series	0.75%
Strong Variable Insurance Funds, Inc. -
Strong Mid Cap Growth Fund II	0.75%
Strong Opportunity Fund II, Inc. -
Strong Opportunity Fund II	0.72%
Franklin Templeton Variable Insurance Products Trust:
Templeton Global Asset Allocation Fund—Class 2	0.61%
Templeton Foreign Securities Fund—Class 2	0.68%
Templeton Global Income Securities Fund—Class 2	0.62%
Franklin Real Estate Fund—Class 2	0.48%
Franklin Zero Coupon Fund — 2010—Class 2	0.62%

Mortality and Expense Charges—The Sponsor deducts a daily charge from assets in the variable subaccounts for certain mortality and expense risks that the Universal Life Variable Account bears. This charge is at an effective annual rate of 0.75% of the sub-account assets during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. The Sponsor guarantees not to increase the mortality and expense charge above these annual rates. The Sponsor expects a profit from this charge. The profit, if any, from this charge may be used for any purpose, including distribution expenses.

Premium Expense Charges—The Sponsor deducts a premium expenses charge from each premium before allocating the resulting net premium to the policy value. This charge consists of three types:

(1)	2.5% of each premium is deducted for state premium taxes

(2)	1.5% of each premium is deducted for the Sponsor’s estimate of the cost of federal income tax treatment of the deferred acquisition costs

(3)	4% of each premium is deducted as a sales load, until premiums paid equal 10 times the target premium for the policy. The target premium is discussed in further detail in this prospectus.

Surrender Charge—If the policy is surrendered before the beginning of the 15th policy year, the Sponsor will deduct a surrender charge based on its face amount at issue. The Sponsor will also deduct the surrender charge if surrendered before the beginning of the 15th year following an increase in its face amount (based on the amount of the increase). A portion of the surrender charge will also be deducted from any face amount decrease the policyholder requests, or if the face amount decreases due to a withdrawal.

The surrender charge consists of two types of charges, an administrative surrender charge and a sales surrender charge. The administrative charge is $4.00 per $1,000 of the face amount for the first nine policy years (or the first nine years after a face amount increase) and declines each year thereafter until it reaches zero. The administrative surrender charge per $1,000 of face amount is as follows below:

Policy Year	Charge per $1,000 of Face Amount
1-9	$4.00
10	3.33
11	2.67
12	2.00
13	1.33
14	0.67

The sales surrender charge is as a percentage of actual premiums paid up to a maximum based on the target premiums. The percentages of premium are:

Policy Years 1-2:	26% of premiums paid up to one target premium, plus 6% of premiums paid above one target premium up to two target premiums, plus 5% of premiums paid above two target premiums.

Policy Years 3-9:	46% of premiums paid up to one target premium, plus 44% of premiums paid above one target premium up to two target premiums.

Cost of Insurance—A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy’s net amount at risk and on the attained age, sex, and risk class of the insured and is determined by the Sponsor based upon its expectation as to future mortality experience.

5.	FINANCIAL HIGHLIGHTS

The financial highlights of the Titanium Universal Life Variable Account for the years ended December 31, 2004 and 2003 are summarized as follows:

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	AIM V.I. Gov Securities Fund	AIM V.I. Core Stock Fund	AIM V.I. Technology Fund	AIM V.I. Utilities Fund	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio
2004
Number of units at December 31, 2004	30,005	60,423	22,995	21,071	32,977	810	24,896	80,002	15,190	72,791	36,329	66,292
Unit fair value at December 31, 2004	$22.685	$16.047	$22.596	$19.766	$21.295	$12.060	$18.506	$12.417	$15.606	$10.048	$30.384	$20.796
Net assets at December 31, 2004	$680,669	$969,586	$519,588	$416,480	$702,260	$9,769	$460,726	$993,414	$237,062	$731,400	$1,103,808	$1,378,591
Dividend/interest income ratio for the year ended December 31, 2004*	0.00%	0.00%	0.98%	0.69%	0.46%	6.18%	0.88%	0.00%	2.44%	0.49%	0.00%	0.00%
Expense ratio for the year ended December 31, 2004*	0.72%	0.73%	0.74%	0.71%	0.74%	0.29%	0.73%	0.72%	0.77%	0.73%	0.73%	0.72%
Total return for the year ended December 31, 2004*	5.30%	9.66%	1.60%	21.73%	3.83%	0.72%	3.45%	4.45%	22.02%	6.94%	6.95%	9.84%

	Alger American Small Capitalization Portfolio	Alger American Growth Portfolio	Alger American Balanced Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund	Scudder VIT Equity 500 Index Fund	Dreyfus VIF– Appreciation Portfolio	Dreyfus VIF– Money Market Portfolio	Dreyfus VIF– Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Foundation Fund	Evergreen VA International Equity Fund
2004
Number of units at December 31, 2004	26,651	35,449	911	28,579	28,117	6,768	11,417	692,575	61,347	14,718	2,808	9,566
Unit fair value at December 31, 2004	$20.256	$35.113	$13.543	$9.538	$14.347	$12.728	$35.553	$1.000	$11.408	$25.165	$13.737	$12.617
Net assets at December 31, 2004	$539,841	$1,244,725	$12,338	$272,591	$403,393	$86,143	$405,912	$692,433	$699,828	$370,377	$38,574	$120,693
Dividend/interest income ratio for the year ended December 31, 2004*	0.00%	0.00%	0.71%	1.75%	0.37%	0.69%	2.14%	0.79%	4.38%	0.42%	0.94%	1.30%
Expense ratio for the year ended December 31, 2004*	0.73%	0.74%	0.60%	0.71%	0.71%	0.63%	0.71%	0.72%	0.75%	0.74%	0.77%	0.77%
Total return for the year ended December 31, 2004*	13.09%	5.37%	9.19%	20.02%	17.09%	10.54%	5.32%	0.07%	9.66%	5.68%	5.72%	17.86%

	Evergreen VA Special Values Fund	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series	MFS® High Income Series	Strong Mid Cap Growth Fund II	Strong Opportunity Fund II	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Income Securities Fund	Franklin Real Estate Fund
2004
Number of units at December 31, 2004	61,552	46,346	9,458	10,193	37,733	633	46,225	42,674	15,676	25,282	3,645	2,680
Unit fair value at December 31, 2004	$16.307	$17.516	$18.077	$15.296	$21.425	$10.367	$16.357	$22.445	$20.946	$14.347	$15.635	$30.479
Net assets at December 31, 2004	$1,003,711	$811,814	$170,971	$155,914	$808,444	$6,562	$756,088	$957,824	$328,347	$362,721	$56,991	$81,685
Dividend/interest income ratio for the year ended December 31, 2004*	1.90%	0.00%	0.60%	0.97%	1.55%	2.01%	0.00%	0.00%	2.50%	1.12%	1.45%	1.25%
Expense ratio for the year ended December 31, 2004*	0.73%	0.72%	0.73%	0.72%	0.75%	0.61%	0.72%	0.73%	0.70%	0.76%	0.42%	0.59%
Total return for the year ended December 31, 2004*	18.21%	12.36%	10.08%	14.49%	10.74%	10.70%	16.30%	16.19%	16.66%	18.78%	18.72%	30.20%

	Franklin Zero Coupon Fund–2010
2004
Number of units at December 31, 2004	409
Unit fair value at December 31, 2004	$16.413
Net assets at December 31, 2004	$6,713
Dividend/interest income ratio for the year ended December 31, 2004*	2.09%
Expense ratio for the year ended December 31, 2004*	0.54%
Total return for the year ended December 31, 2004*	2.20%

*	Based on the average net assets for the period

	AIM V.I. Capital Appreciation Fund	AIM V.I. Growth Fund	AIM V.I. Core Equity Fund	AIM V.I. International Growth Fund	AIM V.I. Premier Equity Fund	Alger American Income & Growth Portfolio	Alger American Leveraged AllCap Portfolio	Alger American MidCap Growth Portfolio	Alger American Small Capitalization Portfolio	Alger American Growth Portfolio	Scudder VIT EAFE® Equity Index Fund	Scudder VIT Small Cap Index Fund
2003
Number of units at December 31, 2003	81,280	145,113	58,934	38,238	98,607	72,119	143,768	101,061	48,178	136,550	18,811	17,825
Unit fair value at December 31, 2003	$6.82	$4.90	$7.22	$7.34	$6.72	$7.75	$6.28	$9.80	$6.22	$6.90	$7.30	$11.91
Net assets at December 31, 2003	$554,122	$710,577	$425,652	$280,524	$662,363	$558,829	$903,462	$990,328	$299,832	$942,114	$137,313	$212,212
Dividend/interest income ratio for the year ended December 31, 2003*	0.00%	0.00%	1.06%	0.61%	0.35%	0.29%	0.00%	0.00%	0.00%	0.00%	3.56%	0.80%
Expense ratio for the year ended December 31, 2003*	0.71%	0.70%	0.71%	0.71%	0.74%	0.72%	0.75%	0.73%	0.69%	0.74%	0.67%	0.69%
Total return for the year ended December 31, 2003*	24.65%	25.63%	21.63%	26.78%	22.99%	25.80%	28.15%	38.01%	32.70%	30.04%	28.47%	36.34%

	Scudder VIT Equity 500 Index Fund	Dreyfus VIF– Appreciation Portfolio	Dreyfus VIF– Money Market Portfolio	Dreyfus VIF– Quality Bond Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc.	Evergreen VA Equity Index Fund	Evergreen VA Foundation Fund	Evergreen VA International Equity Fund	Evergreen VA Special Values Fund	Invesco VIF Core Equity Fund	Invesco VIF Technology Fund	Invesco VIF Utilities Fund
2003
Number of units at December 31, 2003	2,821	28,876	53,797	40,288	48,580	—	3,601	10,375	45,770	46,403	251,420	27,575
Unit fair value at December 31, 2003	$10.57	$8.91	$10.73	$13.00	$6.29	$—	$9.22	$8.31	$15.63	$9.16	$3.27	$6.47
Net assets at December 31, 2003	$29,832	$257,278	$577,352	$523,864	$305,463	$—	$33,190	$86,235	$715,415	$425,118	$822,825	$178,403
Dividend/interest income ratio for the year ended December 31, 2003*	0.00%	1.72%	0.57%	7.05%	0.13%	2.23%	2.53%	1.11%	0.12%	1.38%	0.00%	1.29%
Expense ratio for the year ended December 31, 2003*	0.05%	0.70%	0.64%	0.75%	0.71%	1.07%	0.67%	0.73%	0.71%	0.72%	0.75%	0.69%
Total return for the year ended December 31, 2003*	4.20%	19.37%	(0.07)%	3.48%	22.39%	30.76%	12.84%	21.92%	27.80%	19.99%	36.94%	15.39%

	MFS® Emerging Growth Series	MFS® Investors Trust Series	MFS® Research Series	MFS® Total Return Series	Strong Mid Cap Growth Fund II	Strong Opportunity Fund II	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund
2003
Number of units at December 31, 2003	109,792	16,500	16,705	41,586	110,586	72,311	12,573	19,104
Unit fair value at December 31, 2003	$5.13	$8.08	$6.94	$12.17	$5.29	$9.52	$11.64	$9.33
Net assets at December 31, 2003	$563,535	$133,352	$115,858	$505,983	$585,485	$688,436	$146,298	$178,248
Dividend/interest income ratio for the year ended December 31, 2003*	0.00%	0.54%	0.74%	1.56%	0.00%	0.09%	2.45%	1.45%
Expense ratio for the year ended December 31, 2003*	0.73%	0.71%	0.72%	0.71%	0.76%	0.74%	0.72%	0.69%
Total return for the year ended December 31, 2003*	24.46%	19.66%	21.28%	14.89%	28.04%	31.93%	28.97%	28.92%

*	Based on the average net assets for the period

PART C

OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolutions. Resolution of the Board of Directors of United Investors Life Insurance Company establishing Titanium Universal Life Variable Account \1\

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(1)	United Securities Alliance, Inc. Agreements:

(a)	Distribution Agreement; \2\

(b)	Selling Group Agreement \3\

(c)	Amendment to Distribution Agreement*

(d)	Contracts. Specimen Flexible Premium Variable Life Insurance Policy, Form TL99 (including Riders) \3\

(e)	Applications. Application form \3\

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of United Investors Life Insurance Company.\4\

(2)	By-laws of United Investors Life Insurance Company \4\

(g)	Reinsurance Contracts.

(h)	Participation Agreements.

Forms of Participation Agreements with:

(1)	AIM Variable Insurance Funds, Inc. \5\

(a)	Amendment to Participation Agreement for AIM Variable Insurance Funds \10\

(b)	Amendment to Participation Agreement for AIM Variable Insurance Funds \12\

(2)	The Alger American Fund \5\

(3)	Deutsche Asset Management VIT Funds (formerly BT Insurance Funds Trust) \5\

(a)	Amendment to Participation Agreement for Scudder Investments VIT Funds (formerly Deutsche Asset Management VIT Funds). \12\

(b)	Amendment to Participation Agreement for Scudder Investments VIT Funds*

(4)	Dreyfus Variable Investment Fund \5\

(5)	Evergreen Variable Annuity Trust \5\

(a)	Amendment to Participation Agreement for Evergreen Variable Annuity Trust. \12\

(6)	INVESCO Variable Investment Funds, Inc. \3\

(a)	Amendment to Participation Agreement for INVESCO Variable Investment Funds, Inc. \6\

(b)	Amendment to Participation Agreement for INVESCO Variable Investment Funds, Inc. \8\

(7)	MFS Variable Insurance Trust \7\

(a)	Amendment to Participation Agreement for MFS Variable Insurance Trust. \6\

(b)	Amendment to Participation Agreement for MFS Variable Insurance Trust. \12\

(8)	Strong Variable Insurance Funds, Inc. \5\

(9)	Franklin Templeton Variable Insurance Products Trust (Formerly Templeton Variable Product Series Fund) \5\

(a)	Amendment to Participation Agreement for Franklin Templeton Variable Insurance Products Trust. \8\

(b)	Amendment to Participation Agreement for Franklin Templeton Variable Insurance Products Trust. \13\

(c)	Amendment to Participation Agreement for Franklin Templeton Variable Insurance Products Trust *

(10)	Access Variable Insurance Trust.\13\

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and consent of John H. Livingston, Esq. as to the legality of the securities being registered.*

(l)	Actuarial Opinion. Opinion and Consent of W. Thomas Aycock*

(m)	Calculation.*

(n)	Other Opinions.

(1)	Consent of Sutherland Asbill & Brennan LLP*

(2)	Consent of Independent Registered Public Accounting Firm*

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption. Description of issuance, transfer and redemption procedures. \13\

*	Filed herewith.
\1\	Incorporated herein by reference to the Exhibit filed with the Initial Filing of the Form S-6 Registration Statement (File No. 333-89875) on October 28, 1999.
\2\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-89875) filed on April 27, 2000.
\3\	Incorporated herein by reference to the Exhibit filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-89875) filed on January 26, 2000.
\4\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-11465), filed on behalf of United Investors Life Variable Account on April 29, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).
\5\	Incorporated herein by reference to the Exhibit filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on October 13, 2000.

\6\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on April 27, 2000.
\7\	Incorporated herein by reference to the Exhibit filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on July 2, 1997.
\8\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to the Registration Statement on form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on April 29, 2002.
\9\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 333-89875) filed on April 29, 2002.
\10\	Incorporated herein by reference to the Exhibit filed with Post-effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on April 30, 2003.
\11\	Incorporated herein by reference to the Exhibit filed with Post-effective Amendment No. 6 to the Registration Statement on Form N-6 (File No. 333-89875) filed on behalf of the Titanium Universal Life Variable Account on April 30, 2003.
\12\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No. 333-89875) on behalf of the Titanium Universal Life Variable Account on December 5, 2003.
\13\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-89875) filed on behalf of the Titanium Universal Life Variable Account on April 30, 2004.

Item 27. Directors and Officers of the Depositor

United Investors Life Insurance Company (“United Investors”) is managed by a board of directors. The following table sets forth the name and position of each of the directors and senior officers.

Name and Principal Business Address*	Position and Offices with Depositor
Elizabeth Ann Allen***	Vice President, Claims Administration and Policy Service
Danny H. Almond	Assistant Treasurer
W. Thomas Aycock	Director, Senior Vice President and Chief Actuary
Tony G. Brill**	Director and Executive Vice President, Administration
Gary L. Coleman**	Director
Terry W. Davis	Director and Senior Vice President, Administration
Thomas E. Hamby	Vice President
Larry M. Hutchison**	Director
Michael J. Klyce	Vice President and Treasurer
John H. Livingston	Director, Secretary and Counsel
James L. Mayton, Jr.	Vice President
Mark S. McAndrew**	Director and Senior Vice President, Marketing
Carol A. McCoy	Director and Assistant Secretary
Anthony L. McWhorter	Director, President and Chief Executive Officer
Russell B. Tucker**	Vice President

*	Unless otherwise noted, the principal business address of each person is: United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35233.
**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.
***	Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, United Investors, is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Name	Parent Co. Code	Jurisdiction
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
American Life and Accident Insurance Co.	A	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Globe Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas
Globe Life And Accident Insurance Co.	C	Delaware
Globe Marketing Services Inc.	A	Oklahoma
Liberty National Auto Club, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Alabama
National Income Life Insurance Co.	E	New York
TMK Re, Ltd.	C	Bermuda
Torch Royalty Company	B	Delaware
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Delaware
United Investors Life Insurance Co.	B*	Missouri

*	Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes

A	Globe Life And Accident Insurance Co.
B	Liberty National Life Insurance Co.
C	Torchmark Corporation
D	United American Insurance Co.
E	American Income Life Insurance Company
F	United Investors Life Insurance Company

Item 29. Indemnification

Article XII of United Investors’ By-Laws of provides as follows:

ARTICLE XII

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)	Other Activity. United Securities Alliance, Inc. (“United Securities”) is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the “1940 Act”). It is also the principal underwriter for Titanium Annuity Variable Account.

(b)	Management. The following table provides certain information with respect to the officers and directors of United Securities:

Name and Principal Business Address*	Positions and Offices with United Securities
Joe Padilla	President and Director
Jon Pearn	Vice President, Chief Compliance Officer and Director
Shawna Meyer	Vice President, Chief Financial Officer and Director

*	The principal business address for the officers and Directors listed is Financial Plaza A, 7730 East Belleview Ave., Suite AG-9, Greenwood Village, Colorado 80111.

(c)	Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2004:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
United Securities Alliance, Inc.	$3,384,264.59	None	N/A	None

Item 31. Location of Accounts and Records

All of the accounts, books, records or other documents maintained by Section 31(a) of the 1940 Act and rules under it are maintained by United Investors at 2001 Third Avenue South, Birmingham, Alabama 35233.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

United Investors hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 25th day of April, 2005.

TITANIUM UNIVERSAL LIFE
VARIABLE ACCOUNT (REGISTRANT)

By:	/s/ Anthony L. McWhorter
Anthony L. McWhorter
Director, President and Chief Executive Officer

By: UNITED INVESTORS LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/s/ Anthony L. McWhorter
Anthony L. McWhorter
Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Anthony L. McWhorter ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	April 25, 2005

/s/ W. Thomas Aycock W. THOMAS AYCOCK	Director, Senior Vice President and Chief Actuary	April 25, 2005

/s/ Tony G. Brill TONY G. BRILL	Director and Executive Vice President, Administration	April 25, 2005

/s/ Gary L. Coleman GARY L. COLEMAN	Director	April 25, 2005

/s/ Larry M. Hutchison LARRY M. HUTCHISON	Director	April 25, 2005

/s/ Michael J. Klyce MICHAEL J. KLYCE	Vice President and Treasurer	April 25, 2005

/s/ John H. Livingston JOHN H. LIVINGSTON	Director, Secretary and Counsel	April 25, 2005

/s/ Carol A. McCoy CAROL A. MCCOY	Director and Assistant Secretary	April 25, 2005

/s/ Terry W. Davis TERRY W. DAVIS	Director and Senior Vice President, Administration	April 25, 2005

/s/ Danny H. Almond DANNY H. ALMOND	Assistant Treasurer	April 25, 2005

/s/ Mark S. McAndrew MARK S. MCANDREW	Director and Senior Vice President, Marketing	April 28, 2005

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
26(c)(1)(c)	Amendment to Distribution Agreement

26(h)(3)(b)	Amendment to Participation Agreement for Scudder Investments VIT Funds

26(h)(9)(c)	Amendment to Participation Agreement for Franklin Templeton Variable Insurance Products Trust

26(k)	Opinion and consent of John H. Livingston, Esquire as to the legality of the securities being registered.

26(l)	Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered.

26(m)	Calculation

26(n)(l)	Consent of Sutherland, Asbill & Brennan LLP.

26(n)(2)	Consent of Independent Registered Public Accounting Firm.